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As filed with the Securities and Exchange Commission on April 23, 2001.

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Registration Nos. 333-75729
811-7543

===========================================================================

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. _____	[ ]
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Post-Effective Amendment No. __4_	[X]

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and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

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Amendment No. 62	[X]

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Variable Account A

(Exact name of Registrant)

Keyport Life Insurance Company

(Name of Depositor)

125 High Street, Boston Massachusetts 02110

(Address of Depositor's Principal Executive Offices (Zip Code)

Depositor's Telephone Number, including Area Code: 617-526-1400

Bernard R. Beckerlegge, Esq.

Senior Vice President and General Counsel

Keyport Life Insurance Company

125 High Street, Boston, Massachusetts 02110

(Name and Address of Agent for Service)

copy to:

Joan E. Boros, Esq.

Jorden Burt Boros Cicchetti Berenson & Johnson LLP

1025 Thomas Jefferson Street, N.W.

Washington, DC 20007

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It is proposed that this filing will become effective:

( ) immediately upon filing pursuant to paragraph (b) of Rule 485

(X) on May 1, 2001 pursuant to paragraph (b) of Rule 485

( ) 60 days after filing pursuant to paragraph (a) of Rule 485

( ) on [date] pursuant to paragraph (a) of Rule 485

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Title of Securities Being Registered: Variable Portion of the Contracts Funded Through the Separate Account.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

===========================================================================

Exhibit Index on Page ____

CONTENTS OF REGISTRATION STATEMENT

The Facing Sheet

The Contents Page

Cross-Reference Sheet

PART A

Prospectus

PART B

Statement of Additional Information

PART C

Items 24 - 32

The Signatures

Exhibits

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This Amendment No. 4 to the Registration Statement on Form N-4 (File Nos. 333-75729, 811-07543) is being filed pursuant to Rule 485(b) under the Securities Act of 1933, as amended, to supplement the Registration Statement with a separate prospectus and statement of additional information ("SAI"). This Amendment does not otherwise delete, amend, or supersede any prospectus, statement of additional information, exhibit, or other information contained in Post-Effective Amendment Nos. 2 and 3 to the Registration Statement.

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PART A

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May 1, 2001 Prospectus for

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Keyport Advisor Charter Variable Annuity

Annuities are:
not insured by the FDIC;
not a deposit or other obligation of, or
guaranteed by, the depository institution;
subject to investment risks, including the
possible loss of principal amount invested.

--------------------------------------------------------------------------

PROSPECTUS FOR

THE KEYPORT ADVISOR CHARTER VARIABLE ANNUITY

GROUP AND INDIVIDUAL FLEXIBLE PURCHASE PAYMENT

DEFERRED VARIABLE ANNUITY CONTRACTS

ISSUED BY

VARIABLE ACCOUNT A

OF

KEYPORT LIFE INSURANCE COMPANY

--------------------------------------------------------------------------

This prospectus describes the Keyport Advisor Charter variable annuity group Contracts and Certificates offered by Keyport Life Insurance Company. The prospectus also offers the Certificates in the form of Individual Contracts, where required by certain states. All discussion of Certificates applies to the Contracts and Individual Contracts unless specified otherwise.

Under the Certificate, you may elect to have value accumulate on a variable or fixed basis. You may also elect to receive periodic annuity payments on either a variable or a fixed basis. This prospectus generally describes only the variable features of the Certificate. For a summary of the Fixed Account and its features, see Appendix A. The Certificates are designed to help you in your retirement planning. You may purchase them on a tax qualified or non-tax qualified basis. Because they are offered on a flexible payment basis, you are permitted to make multiple payments (except in Oregon where they are offered only on a single purchase payment basis).

We will allocate your purchase payments to the investment options and the Fixed Account in the proportions you choose. The Certificate currently offers twenty-two investment options, each of which is a Sub-account of Variable Account A. Currently, you may choose among the Sub-accounts investing in the following Eligible Funds:

AIM VARIABLE INSURANCE FUNDS, INC.: AIM V.I. Capital Appreciation Fund and AIM V.I. Value Fund

THE ALGER AMERICAN FUND: Alger American Growth Portfolio and Alger American Small Capitalization Portfolio

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.: Global Bond Portfolio; Premier Growth Portfolio and Technology Portfolio

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LIBERTY VARIABLE INVESTMENT TRUST: Colonial Global Equity Fund, Variable Series; Colonial High Yield Securities Fund, Variable Series; Colonial International Horizons Fund, Variable Series; Colonial Small Cap Value Fund, Variable Series; Colonial Strategic Income Fund, Variable Series; Colonial U.S. Growth & Income Fund, Variable Series; Crabbe Huson Real Estate Investment Fund, Variable Series (only available for pre-April 28, 2001 investment); Liberty All-Star Equity Fund, Variable Series; Newport Tiger Fund, Variable Series; and Stein Roe Global Utilities Fund, Variable Series

STEINROE VARIABLE INVESTMENT TRUST: Liberty Federal Securities Fund, Variable Series (formerly Stein Roe Mortgage Securities Fund, Variable Series); Stein Roe Balanced Fund, Variable Series; Stein Roe Growth Stock Fund, Variable Series; and Stein Roe Money Market Fund, Variable Series

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST: Templeton Developing Markets Securities Fund

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You may not purchase a Certificate if either you or the Annuitant are over 85 years old before we receive your application. You may not purchase a tax-qualified Certificate if you or the Annuitant are over 75 years old before we receive your application (age 85 applies to Roth IRAs).

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The purchase of a Contract or Certificate involves certain risks. Investment performance of the Sub-accounts may vary based on the performance of the related Eligible Funds. We do not guarantee any minimum Certificate Value for amounts allocated to the Sub-accounts. In addition, benefits based on the Fixed Account may be subject to a market value adjustment. As a result, withdrawal benefits, death benefits, settlement values, transfers to Eligible Funds, or periodic income payments may be adjusted upward or downward.

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The Variable Account may offer other certificates with different features, fees and charges, and other Sub-accounts which may invest in different or additional mutual funds. Separate prospectuses and statements of additional information will describe other certificates. The agent selling the Certificates has information concerning the eligibility for and the availability of the other certificates.

This prospectus contains important information about the Contracts and Certificates you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission. The current SAI has the same date as this prospectus and is incorporated by reference in this prospectus. You may obtain a free copy by writing us at 125 High Street, Boston, MA 02110, by calling (800) 437-4466, or by returning the postcard on the back cover of this prospectus. A table of contents for the SAI appears on page 43 of this prospectus.

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The date of this prospectus is May 1, 2001.

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The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

DEFINITIONS

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Accumulation Unit: A unit of measurement used to calculate Variable Account Value.

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Annuitant: The natural person on whose life annuity benefits are based and who will receive annuity payments starting on the Income Date.

Certificate Anniversary: Each anniversary of the Certificate Date.

Certificate Date: The date when the Certificate becomes effective that is the date when we receive your completed application and initial purchase payment.

Certificate Owner ("you"): The person(s) having the privileges of ownership defined in the Certificate.

Certificate Value: The sum of the Variable Account Value and the Fixed Account Value under your Certificate at a given time.

Certificate Withdrawal Value: The Certificate Value increased or decreased by a market value adjustment that applies to any Fixed Account Value less any premium taxes, certificate maintenance charge and surrender charge.

Certificate Year: Each 12-month period beginning on the Certificate Date and each Certificate Anniversary thereafter.

Company ("we", "us", "our", "Keyport"): Keyport Life Insurance Company.

Covered Person: The person(s) identified in the Certificate whose death may result in an adjustment of Certificate Value, a waiver of any surrender charges and a waiver of any market value adjustment or whose medical stay in a hospital or nursing facility may allow the Certificate Owner to be eligible for either a total or partial waiver of the surrender charge.

Designated Beneficiary: The person designated to receive any death benefits under the Certificate.

Eligible Funds: The underlying mutual funds in which the Variable Account invests.

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Fixed Account: Part of our general account into which purchase payments or Certificate Values may be allocated or transferred.

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Fixed Account Value: The value of all Fixed Account amounts accumulated under your Certificate prior to the Income Date.

Guarantee Period Anniversary: An anniversary of a Guarantee Period's Start Date.

Guarantee Period Month: The first Guarantee Period Month is the monthly period which begins on the Start Date. Later Guarantee Period Months begin on the same day in the following months.

Guarantee Period Year: The 12-month period which begins on the Start Date. Guarantee Period Years thereafter begin on each Guaranteed Period Anniversary.

In Force: The status of the Certificate before the Income Date so long as:

(1)	it is not totally surrendered,
(2)	the Certificate Value under a Certificate does not go to zero, and
(3)	there has not been a death of the Annuitant or any Certificate Owner that will cause the Certificate to end within at most five years of the date of death.

Income Date: The date on which annuity payments are to begin.

Non-Qualified Certificate: Any Certificate that is not issued under a Qualified Plan.

Qualified Certificate: Certificates issued under Qualified Plans.

Qualified Plan: A retirement plan which receives special tax treatment under Sections 401, 403(b), 408(b) or 408A of the Internal Revenue Code ("Code") or a deferred compensation plan for a state and local government or another tax exempt organization under Section 457 of the Code.

Start Date: The date money is first allocated to a Guarantee Period of the Fixed Account.

Variable Account: Variable Account A which is a separate investment account of the Company into which purchase payments under the Certificates may be allocated. The Variable Account is divided into Sub-accounts which invest in shares of an Eligible Fund.

Variable Account Value: The value of all Variable Account amounts accumulated under your Certificate prior to the Income Date.

Written Request: A request written on a form satisfactory to us, signed by you and a disinterested witness, and filed at our office.

SUMMARY OF CERTIFICATE FEATURES

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This summary does not contain all of the information that may be important to you. You should read the entire prospectus and Statement of Additional Information before deciding to invest. Further, individual state requirements, that differ from the information in this prospectus, are described in supplements to this prospectus or in endorsements to the Certificate.

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Purchase of the Certificate

You may (except in Oregon) make multiple purchase payments. The minimum initial payment is $5,000. For individual retirement annuities the minimum payment is $2,000. (See "Purchase Payments and Applications".)

Investment Choices

You can allocate and reallocate your investment among the Sub-accounts of the Variable Account which in turn invest in the following Eligible Funds:

AIM Variable Insurance Funds, Inc. ("AIM Insurance Funds")

  AIM V.I. Capital Appreciation Fund ("AIM Capital Appreciation")

  AIM V.I. Value Fund ("AIM Value")

The Alger American Fund ("Alger American Fund")

  Alger American Growth Portfolio ("Alger Growth")

  Alger American Small Capitalization Portfolio ("Alger Small Cap")

Alliance Variable Products Series Fund, Inc. ("Alliance Series Fund")

  Global Bond Portfolio ("Alliance Global Bond")

  Premier Growth Portfolio ("Alliance Premier Growth")

  Technology Portfolio ("Alliance Technology")

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Liberty Variable Investment Trust ("Liberty Trust")

  Colonial Global Equity Fund, Variable Series ("Colonial Global Equity")

  Colonial High Yield Securities Fund, Variable Series ("Colonial High

     Yield Securities")

  Colonial International Horizons Fund, Variable Series ("Colonial Int'l

     Horizons")

  Colonial Small Cap Value Fund, Variable Series ("Colonial Small Cap

     Value")

  Colonial Strategic Income Fund, Variable Series ("Colonial Strategic

     Income")

  Colonial U.S. Growth & Income Fund, Variable Series ("Colonial U.S.

     Growth & Income")

  Crabbe Huson Real Estate Investment Fund, Variable Series ("Crabbe

     Huson Real Estate") (only available for pre-April 28, 2001 investment)

  Liberty All-Star Equity Fund, Variable Series ("Liberty All-Star

     Equity")

  Newport Tiger Fund, Variable Series ("Newport Tiger")

  Stein Roe Global Utilities Fund, Variable Series ("Stein Roe Global

     Utilities")

SteinRoe Variable Investment Trust ("SteinRoe Trust")

  Liberty Federal Securities Fund, Variable Series ("Liberty Federal

     Securities")

  Stein Roe Balanced Fund, Variable Series ("Stein Roe Balanced")

  Stein Roe Growth Stock Fund, Variable Series ("Stein Roe Growth Stock")

  Stein Roe Money Market Fund, Variable Series ("Stein Roe Money Market")

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Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton Trust")

  Templeton Developing Markets Securities Fund ("Templeton Developing

     Markets")

Fees and Charges

Please see "Fee Table", "Explanation of Fee Table and Examples" and "Deductions".

Federal Income Taxes

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You will not pay federal income taxes on the increases in the value of your Certificate until you make a withdrawal, such as a lump sum payment or annuity payment, or make a gift or assignment. Some withdrawals may also be subject to a 10% federal penalty tax. (See "Tax Status".)

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Right to Revoke

Generally, you may revoke the Certificate by returning it to us within 10 days after you receive it. For most states, we will refund your Certificate Value as of the date we receive the returned Certificate. You will bear the investment risk during the revocation period. In other states, we will return purchase payments. (See "Right to Revoke".)

FEE TABLE

Certificate Owner Transaction Expenses
Sales Load Imposed on Purchases:	0%
Maximum Surrender Charge
(as a percentage of purchase payments):	7%
Years from Date of Payment	Sales Charge
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 or later	0%
Maximum Total Certificate Owner Transaction Expenses
(as a percentage of purchase payments):	7%

Annual Certificate Maintenance Charge:	$36
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Maximum Transfer Charge (currently $0):	$25*

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Variable Account Annual Expenses

(as a percentage of average net assets)
Mortality and Expense Risk Charge:	1.25%
Distribution Charge:	.15%
Total Variable Account Annual Expenses:	1.40%

Charge for Optional Guaranteed Income Benefit Rider:	.35%
(as a percentage of rider's benefit base amount)

Charge for Optional Enhanced Death Benefit Rider:	.10%
(as a percentage of rider's benefit base amount; if you
elect both riders the charge is reduced to .05% but it
will return to .10% if you later revoke the guaranteed
income benefit rider)

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__________________________________________________________________________

*Applicable to each transfer after the first twelve transfers in each Certificate Year. We are currently waiving this fee. See "Deductions for Transfers of Variable Account Value".

AIM Insurance Funds, Alger American Fund, Alliance Series Fund,

Liberty Trust, SteinRoe Trust and Franklin Templeton Trust Annual Expenses1

(Numbers in Parentheses Represent Expenses

After Any Fee Waivers and/or Expense Reimbursements)2

(as a percentage of average net assets)
				Total Fund
Management		Rule 12b-1	Other	Operating
Fund	Fees	Fees	Expenses	Expenses

AIM Capital Appreciation	.61%		.21%	.82%
AIM Value	.61%		.23%	.84%
Alger Growth	.75%		.04%	.79%
Alger Small Cap	.85%		.05%	.90%
Alliance Global Bond[3]	.65%	.25%	.45%(.41%)	1.35%(1.31%)
Alliance Premier Growth[3]	1.00%	.25%	.05%	1.30%
Alliance Technology[3]	1.00%(.97%)	.25%	.08%(.09%)	1.33%(1.31%)
Colonial Global Equity[3]	.95%	.25%	.72%(.20%)	1.92%(1.40%)
Colonial High Yield Securities	.60%		.34%	.94%
Colonial Int'l Horizons[3]	.95%	.25%	.60%(.20%)	1.80%(1.40%)
Colonial Small Cap Value	.80%		1.09%(.30%)	1.89%(1.10%)
Colonial Strategic Income	.65%		.11%	.76%
Colonial U.S. Growth & Income	.80%		.08%	.88%
Crabbe Huson Real Estate[3]	1.00%	.25%	1.86%(.20%)	3.11%(1.45%)
Liberty All-Star Equity	.80%		.20%	1.00%
Newport Tiger	.90%		.25%	1.15%
Stein Roe Global Utilities	.65%		.11%	.76%
Liberty Federal Securities	.55%		.08%	.63%
Stein Roe Balanced	.60%		.04%	.64%
Stein Roe Growth Stock	.65%		.03%	.68%
Stein Roe Money Market	.50%		.06%	.56%
Templeton Developing Markets[3]	1.25%	.25%	.31%	1.81%

THE ABOVE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

Crabbe Huson Real Estate is not currently available for investment.

1All Trust and Fund expenses are for 2000. The AIM Insurance Funds, Alger American Funds, Alliance Series Fund, Liberty Trust and SteinRoe Trust expenses reflect such Fund's or Trust's manager's agreement to waive fees or reimburse expenses above certain limits (see footnote 2).

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2The manager of AIM Insurance Funds may from time to time waive all or a portion of its advisory fees and/or assume certain expenses of the AIM Insurance Funds. Fee waivers or reductions, other than those contained in the AIM Insurance Funds' advisory agreement, may be modified or terminated at any time. The AIM Insurance Funds' manager did not waive advisory fees or assume expenses as of the date of this prospectus.

The manager of Alger American Fund has agreed to reimburse Alger Growth and Alger Small Cap, to the extent that annual operating expenses, excluding interest, taxes, fees for brokerage services and extraordinary expenses, exceed 1.50% of a fund's average daily net assets for any fiscal year. The Alger American Fund's manager was not required to reimburse expenses as of the date of this prospectus.

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The manager of Alliance Series Fund has agreed to continue voluntary expense reimbursements for Alliance Global Bond and Alliance Technology for the foreseeable future. Each percentage shown in the parentheses is what the expenses were with expense reimbursement: for Alliance Global Bond - .30% for other expenses and 1.20% for total expenses; and for Alliance Technology - .71% for management fees, .24% for other expenses, and 1.20% for total expenses.

The manager and distributor of Liberty Trust have agreed to reimburse all expenses, including management fees, but excluding interest, taxes, brokerage, and extraordinary expenses, in excess of the following percentage of average net assets of each Eligible Fund: .95% for Colonial High Yield Securities; 1.00% for Colonial Strategic Income, Colonial U.S. Growth & Income, Liberty All-Star Equity, and Stein Roe Global Utilities; 1.10% for Colonial Small Cap Value; 1.45% for Crabbe Huson Real Estate; 1.40% for Colonial Global Equity and Colonial Int'l Horizons; 1.75% for Newport Tiger. The following percentages are what the expenses were with expense reimbursement: for Colonial Small Cap Value--.30% for other expenses and 1.10% for total expenses; for Colonial Global Equity--.20% for other expenses, and 1.40% for total expenses; for Colonial Int'l Horizons--.20% for other expenses and 1.40% for total expenses; and for Crabbe Huson Real Estate--.20% for other expenses and 1.45% for total expenses. The Liberty Trust's manager and distributor were not required to reimburse expenses as of the date of this prospectus for Colonial High Yield Securities, Colonial Strategic Income, Colonial U.S. Growth & Income, Liberty All-Star Equity, Newport Tiger and Stein Roe Global Utilities.

The manager and distributor of SteinRoe Trust have agreed to reimburse all expenses, including management fees, in excess of the following percentage of the average net assets of the following Eligible Funds: for Stein Roe Balanced--.75%; for Stein Roe Growth Stock--.80%; for Liberty Federal Securities--.70%; and for Stein Roe Money Market--.65%. The SteinRoe Trust's manager and distributor were not required to reimburse expenses as of the date of this prospectus.

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3The Eligible Fund has a distribution plan or "Rule 12b-1 Plan" which is described in the Fund's prospectus.

EXAMPLES

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Example #1. For a Certificate that includes the optional riders, if you surrender it at the end of the periods shown you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets. The example assumes that the fee waivers and expense reimbursements described above continue throughout the period shown.
Sub-account	1 year	3 years	5 years	10 years
AIM Capital Appreciation	$ 96	$136	$188	$377
AIM Value	97	136	189	380
Alger Growth	96	135	186	374
Alger Small Cap	97	138	192	387
Alliance Global Bond	101	151	214	437
Alliance Premier Growth	101	150	214	436
Alliance Technology	101	151	214	437
Colonial Global Equity	102	153	219	448
Colonial High Yield Securities	98	139	194	392
Colonial International Horizons	102	153	219	448
Colonial Small Cap Value	99	144	203	412
Colonial Strategic Income	96	134	185	370
Colonial U.S. Growth and Income	97	138	191	385
Crabbe Huson Real Estate	103	155	222	454
Liberty All-Star Equity	98	141	198	400
Newport Tiger	100	146	206	418
Stein Roe Global Utilities	96	134	185	370
Liberty Federal Securities	94	130	177	352
Stein Roe Balanced	95	131	178	356
Stein Roe Growth Stock	95	132	180	360
Stein Roe Money Market	94	128	173	345
Templeton Developing Markets	106	165	240	496

Example #2. For a Certificate that includes the optional riders, if you annuitize it or if you do not surrender it at the end of the periods shown, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets. The example assumes that the fee waivers and expense reimbursements described continue throughout the period shown.
Sub-account	1 year	3 years	5 years	10 years
AIM Capital Appreciation	$22	$ 83	$153	$377
AIM Value	22	83	154	380
Alger Growth	22	82	151	374
Alger Small Cap	23	85	157	387
Alliance Global Bond	27	98	179	437
Alliance Premier Growth	27	98	179	436
Alliance Technology	27	98	179	437
Colonial Global Equity	28	101	184	448
Colonial High Yield Securities	23	86	159	392
Colonial International Horizons	28	101	184	448
Colonial Small Cap Value	25	91	168	412
Colonial Strategic Income	22	81	149	370
Colonial U.S. Growth and Income	23	84	156	385
Crabbe Huson Real Estate	28	102	187	454
Liberty All-Star Equity	24	88	162	400
Newport Tiger	26	93	171	418
Stein Roe Global Utilities	22	81	149	370
Liberty Federal Securities	20	76	141	352
Stein Roe Balanced	21	77	143	356
Stein Roe Growth Stock	21	78	145	360
Stein Roe Money Market	20	74	138	345
Templeton Developing Markets	32	113	206	496

Example #3. For a Certificate that does not include the optional riders, if you surrender it at the end of the periods shown you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets. The example assumes that the fee waivers and expense reimbursements described above continue throughout the period shown.
Sub-account	1 year	3 years	5 years	10 years
AIM Capital Appreciation	$ 92	$122	$163	$322
AIM Value	92	123	164	325
Alger Growth	92	122	161	318
Alger Small Cap	93	125	167	332
Alliance Global Bond	97	125	190	383
Alliance Premier Growth	97	137	189	382
Alliance Technology	97	137	190	383
Colonial Global Equity	98	140	195	394
Colonial High Yield Securities	93	126	169	337
Colonial Int'l Horizons	98	140	195	394
Colonial Small Cap Value	95	131	178	357
Colonial Strategic Income	92	121	159	315
Colonial U.S. Growth & Income	93	124	166	330
Crabbe Huson Real Estate	98	141	197	400
Liberty All-Star Equity	94	128	173	345
Newport Tiger	96	132	181	364
Stein Roe Global Utilities	92	121	159	315
Liberty Federal Securities	90	116	152	297
Stein Roe Balanced	91	117	153	300
Stein Roe Growth Stock	91	118	155	304
Stein Roe Money Market	90	115	148	289
Templeton Developing Markets	102	152	216	443

Example #4. For a Certificate that does not include the optional riders, if you annuitize it or if you do not surrender it at the end of the periods shown, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets. The example assumes that the fee waivers and expense reimbursements described above continue throughout the period shown.

Sub-account	1 year	3 years	5 years	10 years
AIM Capital Appreciation	$22	$ 73	$133	$322
AIM Value	22	74	134	325
Alger Growth	22	73	131	318
Alger Small Cap	23	76	137	332
Alliance Global Bond	27	89	160	383
Alliance Premier Growth	27	89	159	382
Alliance Technology	27	89	160	383
Colonial Global Equity	28	92	165	394
Colonial High Yield Securities	23	77	139	337
Colonial Int'l Horizons	28	92	165	394
Colonial Small Cap Value	25	82	148	357
Colonial Strategic Income	22	72	129	315
Colonial U.S. Growth & Income	23	75	136	330
Crabbe Huson Real Estate	28	93	167	400
Liberty All-Star Equity	24	79	143	345
Newport Tiger	26	84	151	364
Stein Roe Global Utilities	22	72	129	315
Liberty Federal Securities	20	67	122	297
Stein Roe Balanced	21	68	123	300
Stein Roe Growth Stock	21	69	125	304
Stein Roe Money Market	20	65	118	289
Templeton Developing Markets	32	105	187	443

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EXPLANATION OF FEE TABLE AND EXAMPLES

The purpose of the fee table is to illustrate the expenses you may directly or indirectly bear under a Certificate. The table reflects expenses of the Variable Account (including the combined charge for both optional riders) as well as the Eligible Funds. You should read "Deductions" in this prospectus and the sections relating to expenses of the Eligible Funds in their prospectuses. The fee table and examples do not include any taxes or tax penalties you may be required to pay if you surrender your Certificate.

We deduct surrender charges only if you totally or partially surrender the Certificate. You will not incur a surrender charge in the following instances:
o

In the first Certificate Year, you may withdraw an aggregate amount up to the Certificate's earnings. Earnings equal the Certificate Value at the time of withdrawal less purchase payments not previously withdrawn.

o	In the second and later Certificate Years you may withdraw:
(a) earnings, and
(b) an amount up to
(i) 10% of the Certificate Value as of the preceding Certificate Anniversary,
(ii) less earnings.

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The examples assume you did not make any transfers. We reserve the right to impose a transfer fee after we notify you. Currently, we do not impose any transfer fee. Premium taxes are not shown. We deduct the amount of any premium taxes (which range from 0% to 3.5%) from Certificate Value upon full surrender, death or annuitization.

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We waive the certificate maintenance charge on the first Certificate Anniversary and in certain other instances.

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The fee table and examples should not be considered a representation of past or future expenses and charges of the Sub-accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See "Deductions" in this prospectus, "Fund Management" in the prospectus for AIM Insurance Funds, "Fees and Expenses" in the prospectus for the Alger American Fund, "Management of the Portfolios" in the prospectus for Alliance Series Fund, "Trust Management Organizations" in the prospectuses for Liberty Trustand SteinRoe Trust, and "Portfolio Management" in the prospectus for Franklin Templeton Trust.

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CONDENSED FINANCIAL INFORMATION

Accumulation Unit Values*

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	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year**	of Year	of Year	Year

AIM Capital Appreciation	$15.818	$13.898	1,025,133	2000
	12.168	15.818	190,353	1999

AIM Value	11.272	9.488	2,575,432	2000
	10.000	11.272	424,837	1999

Alger Growth	23.647	19.876	1,562,824	2000
	20.806	23.647	424,837	1999

Alger Small Cap	17.942	12.882	683,545	2000
	14.182	17.942	137,942	1999

Alliance Global Bond	10.138	10.096	394,424	2000
	10.000	10.138	160,660	1999

Alliance Premier Growth	11.492	9.432	3,296,662	2000
	10.000	11.492	1,179,208	1999

Alliance Technology	14.920	11.525	1,898,679	2000
	10.000	14.920	439,524	1999

Colonial Global Equity	10.605	8.800	430,971	2000
	10.000	10.605	117,465	1999

Colonial High Yield	9.655	8.866	759,275	2000
Securities	9.770	9.655	190,602	1999

Colonial Int'l Horizons	11.684	9.267	608,160	2000
	10.000	11.684	136,767	1999

Colonial Small Cap Value	8.993	10.544	369,181	2000
	8.635	8.993	36,919	1999

Colonial Strategic Income	14.291	14.102	738,480	2000
	14.177	14.291	194,089	1999

Colonial U.S. Growth &	27.196	27.788	713,470	2000
Income	26.912	27.196	215,397	1999

Crabbe Huson Real Estate	8.909	10.198	125,314	2000
	10.000	8.909	32,009	1999

Liberty All-Star Equity	12.609	13.203	610,504	2000
	12.777	12.609	216,502	1999

Newport Tiger	13.035	10.846	325,820	2000
	10.201	13.035	88,390	1999

Stein Roe Global Utilities	22.737	19.465	427,978	2000
	19.404	22.737	78,098	1999

Liberty Federal Securities	18.762	20.526	305,616	2000
	18.693	18.762	99,737	1999

Stein Roe Balanced	30.197	29.460	818,348	2000
	28.599	30.197	154,956	1999

Stein Roe Growth Stock	60.541	52.532	722,019	2000
	51.640	60.541	178,014	1999

Stein Roe Money Market	14.762	15.437	965,556	2000
	14.495	14.762	426,955	1999

Templeton Developing	10.515	7.047	229,020	2000
Markets	10.000	10.515	69,752	1999

Crabbe Huson Real Estate is not currently available for investment.

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* Accumulation Unit Values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

** Each value is as of July 1, 1999, which is the date the Eligible Fund Sub-account first became available.

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The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.

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PERFORMANCE INFORMATION

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We may from time to time advertise certain performance information concerning the Sub-accounts.

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Performance information is not an indicator of either past or future performance of a Certificate.

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We may advertise total return information for the Sub-accounts for various periods of time. Total return performance information is based on the overall percentage change in value of a hypothetical investment in the Sub-account over a given period of time.

Average annual total return information shows the average annual compounding change percentage change applied to the value of an investment in the Sub-account from the beginning of the measuring period to the end of that period. Average annual total return reflects historical investment results, less all Sub-account and Certificate charges and deductions as required by certain regulatory rules. This calculation also reflects any surrender charge that would apply if you surrendered the Certificate at the end of each period indicated. We do not deduct any premium taxes from average annual total return. Average annual total return would be less if these taxes were deducted.

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In order to calculate average annual total return, we divide the change in value of a Sub-account under a Certificate surrendered on a particular date by a hypothetical $1,000 investment in the Sub-account. We then annualize the resulting total rate for the period to obtain the average annual compounding percentage change during the period.

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We also may present, along with any current required performance information, additional non-standardized total return information that is computed on a different basis:
o

First, we may present total return information as described above, except for the deduction of the surrender charge. This presentation assumes that the investment in the Certificate continues beyond the period when the surrender charge applies. This is consistent with the long-term investment and retirement objectives of the Certificate. The total return percentage will be higher using this method than the standard method described above.

o

Second, we may present total return information as described above, except that there are no Certificate deductions for the surrender charge, the certificate maintenance charge and premium taxes. Because these charges are not deducted, the calculation is simplified. We divide the change in a Sub-account's Accumulation Unit value over a specified time period by the Accumulation Unit value of that Sub-account at the beginning of the period. This computation results in a 12-month change rate. For longer periods it is a total rate for the period. We annualize the total rate in order to obtain the average annual percentage change in the Accumulation Unit value for that period. The percentages would be less if these charges were included.

o

Third, certain of the Eligible Funds have been available for other variable annuity contracts prior to the beginning of the offering of the Certificates described in this prospectus. Any performance information for such periods will be based on the historical results of the Eligible Funds and applying the fees and charges of the Certificate for the specified time periods.

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The Stein Roe Money Market Sub-account is a money market Sub-account that also may advertise yield and effective yield information. The yield of the Sub-account refers to the income generated by an investment in the Sub-account over a specifically identified seven-day period. We annualize this income by assuming that the amount of income generated by the investment during that week is generated each week over a 52-week period. It is shown as a percentage. The yield reflects the deduction of all charges assessed against the Sub-account and a Certificate but does not include surrender charges and premium tax charges. The yield would be lower if these charges were included.

We calculate the effective yield of the Stein Roe Money Market Sub-account in a similar manner but, when annualizing the yield, we assume income earned by the Sub-account is reinvested. This compounding effect causes effective yield to be higher than yield.

We may provide to you and prospective Contract Owners advertising and other information on a variety of topics. Such topics may include the relationship between certain economic sectors and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation). Such topics may also include, the advantages and disadvantages of investing in tax-advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Certificates and the characteristics of and market for such alternatives.

KEYPORT AND THE VARIABLE ACCOUNT

We were incorporated in Rhode Island in 1957 as a stock life insurance company. Our executive and administrative offices are at 125 High Street, Boston, Massachusetts 02110. Our home office is at 695 George Washington Highway, Lincoln, Rhode Island 02865.

We write individual life insurance and individual and group annuity contracts that are "non-participating". That is, we do not pay dividends or benefits based on our financial performance. We are licensed to do business in all states except New York and are also licensed in the District of Columbia and the Virgin Islands. We are rated A (Excellent) for financial strength by A.M. Best and Company, independent analysts of the insurance industry. Standard & Poor's ("S&P") rates us AA- for very strong financial security, Moody's rates us A2 for good financial strength and Duff & Phelps rates us AA- for very high claims paying ability. The Best's A rating is in the second highest rating category, which also includes a lower rating of A-. S&P and Duff & Phelps have one rating category above AA and Moody's has two rating categories above A. The Moody's "2" modifier means that we are in the middle of the A category. The S&P and Duff & Phelps "-" modifier signifies that we are at the lower end of the AA category. These ratings reflect the opinion of the rating company as to our relative financial strength and ability to meet contractual obligations to our policyholders. Even though we hold the assets in the Variable Account separately from our other assets, our ratings may still be relevant to you since not all of our contractual obligations relate to payments based on those segregated assets.

We are a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and membership in IMSA in advertisements. Being a member means that we have chosen to participate in IMSA's Life Insurance Ethical Market Conduct Program.

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We are owned by Liberty Financial Companies, Inc. and are ultimately controlled by Liberty Mutual Insurance Company of Boston, Massachusetts, a multi-line insurance and financial services institution.

On November 1, 2000, Liberty Financial Companies, Inc., a Massachusetts corporation ("LFC"), our corporate parent issued a press release stating that it has retained CS First Boston to help explore strategic alternatives, including the possible sale of LFC. LFC added that, because the strategic review is now ongoing, it cannot speculate on the outcome, and there is no assurance that any transaction will be completed. We similarly cannot speculate on the outcome. Our management does not anticipate any material change in our financial condition.

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We established the Variable Account pursuant to the provisions of Rhode Island Law on January 30, 1996. The Variable Account meets the definition of "separate account" under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not mean the Securities and Exchange Commission supervises us or the management of the Variable Account.

Obligations under the Certificates are our obligations. Although the assets of the Variable Account are our property, these assets are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business we may conduct.

PURCHASE PAYMENTS AND APPLICATIONS

The initial purchase payment is due on the Certificate Date. The minimum initial purchase payment is $5,000 and $2,000 for individual retirement annuities. You may make additional purchase payments. Each subsequent purchase payment must be at least $1,000 or any lesser amount we may permit, which is currently $250. For payments made under the systematic investment program, the minimum is $50. We may reject any purchase payment or any application. Purchase payments are allocated to a Certificate based on the applicable Sub-account accumulation unit value(s) next determined after we receive it.

If your application for a Certificate is complete and amounts are to be allocated to the Variable Account, we will apply your initial purchase payment to the Variable Account within two business days of receipt. If the application is incomplete, we will notify you and try to complete it within five business days. If it is not complete at the end of this period, we will inform you of the reason for the delay. The purchase payment will be returned immediately unless you specifically consent to our keeping the purchase payment until the application is complete. Once the application is complete, the purchase payment will be applied within two business days of its completion.

We will send you a written notification showing the allocation of all purchase payments and the re-allocation of values after any transfer you have requested. You must notify us immediately of any error.

We will permit others to act on your behalf in certain instances, including:
o	we will accept an application for a Certificate signed by an attorney-in-fact if we receive a copy of the power of attorney with the application.
o	we will issue a Certificate to replace an existing life insurance or annuity policy that we or an affiliated company issued even though we did not previously receive a signed application from you.

Certain dealers or other authorized persons such as employers and Qualified Plan fiduciaries may inform us of your responses to application questions by telephone or by order ticket and cause the initial purchase payment to be paid to us. If the information is complete, we will issue the Certificate. We will send you the Certificate and a letter so you may review the information and notify us of any errors. We may request you to confirm that the information is correct by signing a copy of the letter or a Certificate delivery receipt. We will send you a written notice confirming all purchases. Our liability under any Certificate relates only to amounts so confirmed.

INVESTMENTS OF THE VARIABLE ACCOUNT

Allocations of Purchase Payments

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We will invest your purchase payments in the Sub-accounts you have chosen. Your selection must specify the percentage of the purchase payment that is allocated to each Sub-account or must specify the asset allocation model you select. (See "Other Services, The Programs".) The percentage for each Sub-account, if not zero, must be at least 5% and a whole number. You may change the allocation percentages without fee, penalty or other charge. You must notify us in writing of your allocation changes unless you, your attorney-in-fact, or another authorized person have given us written authorization to accept telephone allocation instructions. By allowing us to accept telephone changes, you agree to accept our current conditions and procedures. The current conditions and procedures are in Appendix B. We will notify you of any changes in advance.

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The Variable Account is segmented into Sub-accounts. Each Sub-account contains the shares of one of the Eligible Funds and such shares are purchased at net asset value. We may add or withdraw Eligible Funds and Sub-accounts as permitted by applicable law.

Eligible Funds

The Eligible Funds are the separate funds listed within the AIM Insurance Funds, Alger American Fund, Alliance Series Fund, Liberty Trust, SteinRoe Trust and Franklin Templeton Trust. Keyport and the Variable Account may enter into agreements with other mutual funds for the purpose of making such mutual funds available as Eligible Funds under certain Certificates.

We do not promise that the Eligible Funds will meet their investment objectives. Amounts you have allocated to Sub-accounts may grow, decline, or grow less in value than you expect, depending on the investment performance of the Eligible Funds in which the Sub-accounts invest. You bear the investment risk that those Eligible Funds possibly will not meet their investment objectives. You should carefully review their prospectuses before allocating amounts to the Sub-accounts of the Variable Account.

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All of the Eligible Funds are funding vehicles for other variable annuity contracts and variable life insurance policies offered by our separate accounts. The Eligible Funds are also available for the separate accounts of insurance companies affiliated and unaffiliated with us. The risks involved in this "mixed and shared funding" are disclosed in the Eligible Funds' prospectuses under the following captions: AIM Insurance Funds--"Purchase and Redemption of Shares"; Alger American Fund--"Purchasing and Redeeming Fund Shares"; Alliance Series Fund--"Purchase and Sale of Shares"; Liberty Trust--"Mixed and Shared Funding"; SteinRoe Trust--"Mixed and Shared Funding" and Franklin Templeton Trust--"Buying Shares".

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AIM Advisors Inc. ("AIM") serves as the investment adviser to each of the Eligible Funds of AIM Insurance Funds.

Fred Alger Management, Inc. ("Alger Management") is the investment manager for the Eligible Funds of Alger American Fund.

Alliance Capital Management L.P. is the investment adviser for the Eligible Funds of Alliance Series Fund. AIGAM International Limited is sub-adviser for Alliance Global.

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Liberty Advisory Services Corp. ("LASC"), our subsidiary, is the manager for Liberty Trust and its Eligible Funds. Colonial Management Associates, Inc. ("Colonial"), an affiliate, is the sub-adviser for the Eligible Funds except for Crabbe Huson Real Estate, Newport Tiger, Stein Roe Global Utilities and Liberty All-Star Equity. Crabbe Huson Group, Inc., an affiliate, is sub-adviser for Crabbe Huson Real Estate. Newport Fund Management, Inc., an affiliate, is sub-adviser for Newport Tiger. Liberty Asset Management Company, an affiliate, is sub-adviser for Liberty All-Star Equity and the current portfolio managers are Mastrapasqua & Associates, Oppenheimer Capital, TCW Funds Management, Inc., Westwood Management Corp. and Boston Partners Asset Management, L.P.

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Stein Roe & Farnham Incorporated ("Stein Roe"), an affiliate, is the investment adviser for each Eligible Fund of SteinRoe Trust and sub-adviser for Stein Roe Global Utilities.

Templeton Asset Management Ltd. is the investment adviser for Templeton Developing Markets.

You should read the current prospectuses for the Eligible Funds for more details and complete information. The prospectuses are available, at no charge, from a salesperson or by writing to us or by calling (800) 437-4466.

We have briefly described the Eligible Funds and the objectives they seek to achieve below.
Eligible Funds of AIM Insurance
Funds and Variable Account
Sub-accounts	Investment Objective

AIM Capital Appreciation (AIM	Capital appreciation through
Capital Appreciation	investments in common stocks,
Sub-account)	with emphasis on medium-sized
and smaller emerging growth
companies.

AIM Value (AIM Value Sub-account)	Long-term growth of capital by
investing primarily in equity
securities judged by AIM to be
undervalued relative to the
current or projected earnings of
the companies issuing the
securities, or relative current
market value of assets owned by the
companies issuing the securities
or relative to the equity markets
in general. Income is a secondary
objective.

Eligible Funds of Alger
American Fund and Variable Account
Sub-accounts	Investment Objective

Alger Growth	Long-term capital appreciation.
(Alger Growth Sub-account)

Alger Small Cap	Long-term capital appreciation.
(Alger Small Cap Sub-account)

Eligible Funds of Alliance Series
Fund and Variable Account
Sub-accounts	Investment Objective

Alliance Global Bond	A high level of return from a
(Alliance Global Bond	combination of current income and
Sub-account)	capital appreciation by investing
in a globally diversified portfolio
of high quality debt securities
denominated in the U.S. Dollar and
a range of foreign currencies.

Alliance Premier Growth	Growth of capital rather than
(Alliance Premier Growth	current income.
Sub-account)

Alliance Technology (Alliance	Growth of capital through
Technology Sub-account)	investment in companies expected
to benefit from advances in
technology.

Eligible Funds of Liberty Trust
and Variable Account
Sub-accounts	Investment Objective

Colonial Global Equity (Colonial	Long-term growth by investing
Global Equity Sub-account)	primarily in global securities.

Colonial High Yield Securities	High current income and total
(Colonial High Yield Securities	return by investing primarily
Sub-account)	in lower rated corporate debt
securities.

Colonial Int'l Horizons	Preservation of capital purchasing
(Colonial Int'l Horizons	power and long-term growth.
Sub-account)

Colonial Small Cap Value	Long-term growth by investing in
(Colonial Small Cap Value	smaller capitalization equity
Sub-account)	securities.

Colonial Strategic Income	A high level of current income, as
(Colonial Strategic Income	is consistent with prudent risk and
Sub-account)	maximizing total return, by
diversifying investments primarily
in U.S. and foreign government and
high yield, high risk corporate
debt securities.

Colonial U.S. Growth & Income	Long-term growth and income
(Colonial U.S. Growth & Income	by investing primarily in large
Sub-account)	capitalization equity securities.
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Crabbe Huson Real Estate	Growth of capital and current
(Crabbe Huson Real Estate	income by investing in a
Sub-account) (not currently	diversified portfolio consisting
available for investment)	primarily of equity securities
of real estate investment trusts
(REITs) and other real estate
industry companies, in mortgage
backed securities and, to a lesser
extent, in debt securities of
such companies.
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Liberty All-Star Equity	Total investment return, comprised
(Liberty All-Star Equity Sub-account)	of long-term capital appreciation
and current income, through
investment primarily in a
diversified portfolio of equity
securities.

Newport Tiger	Long-term capital growth by
(Newport Tiger Sub-account)	investing primarily in equity
securities of companies located in
the ten Tigers of Asia (Hong Kong,
Singapore, South Korea, Taiwan,
Malaysia, Thailand, Indonesia,
India, China and the Philippines).

Stein Roe Global Utilities	Current income and long-term growth
(Stein Roe Global Utilities	of capital and income.
Sub-account)

Eligible Funds of SteinRoe Trust
and Variable Account
Sub-accounts	Investment Objective
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Liberty Federal Securities	Highest possible level of current
(Liberty Federal Securities	income consistent with safety of
Sub-account)	principal and maintenance of
liquidity through investment
primarily in mortgage-backed
securities.
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Stein Roe Balanced	High total investment return
(Stein Roe Balanced	through investment in a changing
Sub-account)	mix of securities.

Stein Roe Growth Stock	Long-term growth of capital through
(Stein Roe Growth Stock	investment primarily in common
Sub-account)	stocks.

Stein Roe Money Market	High current income from short-term
(Stein Roe Money Market	money market instruments while
Sub-account)	emphasizing preservation of capital
and maintaining excellent
liquidity.
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Eligible Funds of Franklin Templeton
Trust Variable Account Sub-accounts	Investment Objective

Templeton Developing Markets	Long-term capital appreciation.
(Templeton Developing Markets
Sub-account)

Transfer of Variable Account Value

You may transfer Variable Account Value from one Sub-account to another Sub-account and/or to the Fixed Account.

We may charge a transfer fee and limit the number of transfers that you can make in a time period. Transfer limitations may prevent you from making a transfer on the date you select. This may result in your Certificate Value being lower than it would have been if you had been able to make the transfer.

Limits on Transfers

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Currently, we do not charge a transfer fee. We reserve the right to charge a fee for each transfer in excess of 12 in each Certificate Year. We will notify you prior to charging any transfer fee or a change in the limitation on the number of transfers. The fee will not exceed $25.

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Currently, we do not limit the number or frequency of transfers except as follows:
o

we impose a transfer limit of one transfer every 30 days, or such other period as we may permit, for transfers on behalf of multiple Certificates by a common attorney-in-fact, or transfers that are, in our determination, based on the recommendation of a common investment adviser or broker/dealer, and

o

we limit each transfer to a maximum of $500,000, or such greater amount as we may permit. We treat all transfer requests for a Certificate made on the same day as a single transfer. We may treat as a single transfer all transfers you request on the same day for every Certificate you own. The total combined transfer amount is subject to the $500,000 limitation. If the total amount of the requested transfers exceeds $500,000, we will not execute any of the transfers, and

o

we treat as a single transfer all transfers made on the same day on behalf of multiple Certificates by a common attorney-in-fact, or transfers that are, in our determination, based on the recommendation of a common investment adviser or broker/dealer. The $500,000 limitation applies to such transfers. If the total amount of the requested transfers exceeds $500,000, we will not execute any of the transfers.

If we have executed a transfer with respect to your Certificate as part of a multiple transfer request, we will not execute another transfer request for your Certificate for 30 days.

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By applying these limitations we intend to protect the interests of individuals who do and those who do not engage in significant transfer activity among Sub-accounts. We have determined that the actions of individuals engaging in significant transfer activity may adversely affect the performance of the Eligible Fund for the Sub-account involved. The movement of values from one Sub-account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because the Eligible Fund must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in fund transaction costs which all Certificate Owners must indirectly bear.

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You must notify us in writing of your transfer requests unless you have given us written authorization to accept telephone transfer requests from you or your attorney-in-fact. By authorizing us to accept telephone transfer instructions, you agree to accept our current conditions and procedures. The current conditions and procedures are in Appendix B. You will be given prior notification of any changes. A person acting on your behalf as an attorney-in-fact may make written transfer requests.

If we receive your transfer requests before 4:00 P.M. Eastern Time, we will initiate them at the close of business that day. We will initiate any requests received after that time at the close of the next business day. We will execute your request to transfer value by both redeeming and acquiring Accumulation Units on the day we initiate the transfer.

If you transfer 100% of any Sub-account's value, and the allocation formula for purchase payments on your application includes that Sub-account, the allocation formula for future purchase payments will automatically change unless you tell us otherwise.

Substitution of Eligible Funds and Other Variable Account Changes

If shares of any of the Eligible Funds are no longer available for investment by the Variable Account, or further investment in the shares of an Eligible Fund is no longer appropriate under the Certificate, we may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased or to be purchased in the future. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940.

We also reserve the right to make the following changes in relation to the Variable Account and Eligible Funds:
o	to operate the Variable Account in any form permitted by law;

o	to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable law;

o	to transfer any assets in any Sub-account to another or to one or more separate investment accounts, or to our general account;

o	to add, combine or remove Sub-accounts in the Variable Account; and

o	to change how we assess charges, so long as we do not increase them above the current total amount charged to the Variable Account and the Eligible Funds in connection with your Certificate.

DEDUCTIONS

Deductions for Certificate Maintenance Charge

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We charge an annual certificate maintenance charge of $36 per Certificate Year. This charge reimburses us for our expenses incurred in maintaining your Certificate.

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Before the Income Date, we will deduct the certificate maintenance charge from the Variable Account Value on each Certificate Anniversary and on the date of any total surrender not falling on the Certificate Anniversary. We will waive this charge before the Income Date if:
o	it is the first Certificate Anniversary;

o	the Certificate Value is at least $40,000 on the date we impose this charge, or

o	in the prior Certificate Year, purchase payments of at least $2,000 have been made and you have not made any partial withdrawals.

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On the Income Date, we will subtract from Variable Account Value a pro-rata portion of the charge due on the next Certificate Anniversary. This pro-rata charge covers the period from the prior Certificate Anniversary to the Income Date.

Before and after the Income Date, we deduct the certificate maintenance charge proportionally from each Sub-account based upon the value each Sub-account bears to the Variable Account Value.

After the Income Date, once annuity payments begin, we deduct the certificate maintenance charge only from variable annuity payments. We will subtract this charge in equal parts from each annuity payment. For example, if annuity payments are monthly, then we will deduct one-twelfth of the annual charge from each payment.

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We will waive the charge on and after the Income Date for the current year if:

o	you have selected variable annuity Option A; and

o	the present value of all of the remaining payments is at least $40,000 at the time of the first payment of the year.

Deductions for Mortality and Expense Risk Charge

Variable annuity payments fluctuate depending on the investment performance of the Sub-accounts. The payments will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. We guarantee the standard death benefit described in "Death Provisions". We also assume an expense risk since the certificate maintenance charge after the Income Date remains the same and does not change to reflect variations in expenses.

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We deduct a mortality and expense risk charge from each Sub-account as part of the calculation of Accumulation Unit Values and Annuity Unit Values for each Valuation Period. The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily net asset value of each Sub-account. We deduct the charge both before and after the Income Date.

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We may deduct less than the full charge from Sub-account values attributable to Certificates issued to our employees and to other persons specified in "Sales of the Certificates".

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Deductions for Distribution Charge

We deduct a daily distribution charge from each Sub-account as part of the calculation of Accumulation Unit Values for each Valuation Period. This charge is equal, on an annual basis, to 0.15% of the average daily net asset value of each Sub-account. This charge compensates us for certain sales distribution expenses relating to the Certificates. We do not deduct the distribution charge during the annuity payment period.

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We do not deduct this charge from the values of the Certificates issued to our employees and other persons specified in "Sales of the Certificates". We may decide not to deduct the charge from Sub-account values attributable to a Certificate issued in an internal exchange or transfer of an annuity contract from our general account.

Deductions for Surrender Charge

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We do not deduct a sales charge from the Certificate when you purchase it. We may deduct such a charge if you make a partial withdrawal from or surrender your Certificate.

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To determine whether we will deduct a surrender charge on a withdrawal, we maintain a separate set of records. These records identify the date and amount of each purchase payment you have made and the Certificate Value over time. This allows us to determine if a charge is due with respect to a withdrawal from a particular purchase payment.

You may make partial withdrawals during the Accumulation Period without incurring a surrender charge. During the first Certificate Year, you may withdraw an amount up to the Certificate's earnings. Earnings equal the Certificate Value at the time of withdrawal, less purchase payments not previously withdrawn. Beginning with the second Certificate Year, you may withdraw earnings, and up to an amount equal to 10% of the Certificate Value on the prior Certificate Anniversary, less earnings.

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In each Certificate Year, we will deduct a surrender charge with respect to any portion of your withdrawals in excess of these "free withdrawal amounts".

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We will deduct the excess withdrawal amount in any Certificate Year from the purchase payments beginning with the oldest payment until we have deducted the full amount.

The amount of the surrender charge for each purchase payment from which an excess withdrawal is deducted will equal the amount so deducted multiplied by the applicable percentage for the number of years that have elapsed from the date of the purchase payment to the date of surrender. We measure years from the date of each purchase payment you make. The applicable percentages for each year are 7% during the first year, and decreasing by 1% each following year until the percentage is 0%. We will deduct the surrender charges from the Sub-accounts and the Fixed Account in the same manner as we deduct the amount you withdraw.

The surrender charge is used to cover the expenses of selling the Certificate, including the cost of sales literature and compensation paid to selling dealers. Selling dealers may receive up to 7.00% or 8.00% of purchase payments. (See "Sales of the Certificates".) We pay any expenses not covered by the charge from our general account, which may include monies deducted from the Variable Account for the mortality and expense risk charge.

We will waive the surrender charge in the event a Covered Person is confined in a medical facility in accordance with the provisions and conditions of an endorsement to the Certificate relating to such confinement.

The surrender charge is not applicable to Certificates issued to our employees and other persons specified in "Sales of the Certificates".

We may reduce or change any surrender charge percentage to 0% under a Certificate issued in an internal exchange or transfer of an annuity contract from our general account.

Under the "Systematic Withdrawal Program" on page 21 and under other permitted circumstances, we may allow the 10% "free withdrawal amount" to be available in the first Certificate Year.

Deductions for Optional Riders

The yearly charge for the guaranteed income benefit rider is .35%. The yearly charge for the enhanced death benefit rider is .05% if you purchase it along with the income rider. If you purchase only the enhanced death benefit rider or purchase both and later revoke the income benefit rider, the yearly charge for the enhanced death benefit rider alone will be .10%. As long as a rider remains in effect, the applicable charge percentage is multiplied on each Certificate Anniversary by the greater of two defined benefit base amounts and the resulting dollar amount of the charge is deducted from the Certificate Value. A pro-rata portion of the charge amount is also deducted upon a total surrender unless the charge is waived, for example, because of death. (See "Enhanced Death Benefit Rider" and "Guaranteed Income Benefit Rider".)

As stated above, the enhanced death benefit rider charge is a percentage of the greater of two benefit base amounts. One of the benefit base amounts is the enhanced death benefit amount and the other (the "greatest Anniversary value") is part of the standard death benefit. Since we charge for the standard death benefit as part of the mortality and expense risk charge, the rider potentially charges again for the same benefit whenever the rider's benefit base amount is the "greatest Anniversary value". If, however, the charge base for the rider did not include the "greatest Anniversary value", we would need to set the rider charge higher than the applicable .05% or .10%.

Deductions for Transfers of Variable Account Value

Currently, we do not charge a transfer fee. However, the Certificate allows us to charge up to $25 for each transfer in excess of 12 per year that occur outside of the optional investment related programs. We will notify you prior to the imposition of any fee.

Deductions for Premium Taxes

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We deduct the amount of any premium taxes required by any state or governmental entity. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the Death Benefit) or annuitization. The actual amount of any such premium taxes will depend, among other things, on the type of Certificate you purchase (Qualified or Non-Qualified), on your state of residence, the state of residence of the Annuitant, and the insurance tax laws of such states. Currently such premium taxes range from 0% to 3.5% of either total purchase payments or Certificate Value.

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Deductions for Income Taxes

We will deduct income taxes from any amount payable under the Certificate that a governmental authority requires us to withhold. See "Income Tax Withholding" and "Tax-Sheltered Annuities".

Total Variable Account Expenses

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Total Variable Account expenses you will incur will be the certificate maintenance charge, the mortality and expense risk charge, the distribution charge, and, if applicable a tax charge factor. (See "Net Investment Factor".)

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and the deductions and expenses paid out of the assets of the Eligible Funds. The prospectus for the Eligible Funds describes these deductions and expenses.

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Certificate Value Deductions

The certificate maintenance charge, surrender charge, the charge for the optional riders, transfer fee and premium taxes are each calculated independent of the other charges for purposes of determining the applicable charge amount and/or whether a charge waiver applies. Next, each charge amount is then deducted from the appropriate value under the Certificate.

The above approach can be contrasted with a processing order that calculates a particular charge first and then deducts it from the appropriate value, then calculates another charge on the new net value and deducts that charge, and so on until all charges are calculated and deducted. As a result, the amount of a particular charge could vary depending on whether it was determined first, second, third, etc. We do not use this approach.

OTHER SERVICES

The Programs. We offer the following optional investment-related programs under your Certificate which are only available prior to the Income Date:
o	dollar cost averaging;

o	asset allocation;

o	systematic investment; and

o	systematic withdrawal.

A rebalancing program is available before and after the Income Date.

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Under each program that uses transfers, we will never charge for the transfers between and among Sub-accounts and the Fixed Account. Each of the programs has its own requirements, as discussed below. We reserve the right to terminate any program and you may terminate your participation in any program at any time.

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If you have submitted a telephone authorization form, you may make certain changes by telephone. For those programs involving transfers, you may change instructions by telephone with regard to which Sub-account value or Fixed Account Value may be transferred. We describe the current conditions and procedures in Appendix B.

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Dollar Cost Averaging Program. Under the program, we make automatic transfers of Accumulation Units on a periodic basis out of the Stein Roe Money Market Sub-account or the One-Year Guarantee Period Fixed Account option into one or more of the other available Sub-accounts you select. The program allows you to invest in the Sub-accounts over time rather than all at once. The program is available for purchase payments and amounts transferred into the Stein Roe Money Market Sub-account or the One-Year Guarantee Period Fixed Account option. We reserve the right to limit the number of Sub-accounts you may choose; currently, there are no limits.

If you wish to participate in the program you must specify in writing whether you want the transfers to be made from the Stein Roe Money Market Sub-account or a specific One-Year Guarantee Period Fixed Account option. You must also tell us the monthly amount you want transferred (minimum $100) and the Sub-account(s) to which you want the transfers made. The first transfer will occur at the close of the valuation period designated by us that is within 30 days after we receive your request. Each subsequent periodic transfer will occur at the close of the same valuation period one month later. For example, if you select monthly transfers and the first transfer occurs on April 8, the second transfer will occur at the close of the valuation period that includes May 8. When the remaining value is less than the monthly transfer amount, we will transfer that remaining value and the program will end. Before this final transfer, you may extend the program by allocating additional purchase payments, or by transferring Certificate Value, to the Stein Roe Money Market Sub-account or to a designated One-Year Guarantee Period Fixed Account option.

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You may change the monthly amount you want transferred, the Sub-account(s) to which you want transfers made, or end the program. The program will automatically end on the Income Date. We reserve the right to end the program at any time by sending you a notice one month in advance.

We must receive your written or telephone instructions by 4:00 PM Eastern Time of the business day before the next scheduled transfer in order for the new instructions to be in effect for that transfer. We establish conditions and procedures for telephone instructions for dollar cost averaging from time to time. The current conditions and procedures appear in Appendix B, and you will be notified prior to any changes.

We may from time to time offer a variation of the program described above that applies only to your initial purchase payment and that makes transfers to the Sub-account(s) you select from a One-Year Guarantee Period that is only available with dollar cost averaging. This One-Year Guarantee Period will have a higher interest rate than the regular One-Year Guarantee Period. We set the transfer time period(s) that you may select which is generally 6 or 12 months.

We calculate the monthly transfer amount by dividing the purchase payment amount allocated to the One-Year Guarantee Period by the number of months in the transfer time period. The last monthly transfer amount also includes all the interest credited to the One-Year Guarantee Period over the transfer time period. You may not change the transfer time period and/or the monthly transfer amount.

Asset Allocation Program. You may create your own asset allocation portfolio model using the variable Sub-accounts and the Guarantee Periods of the Fixed Account. Your allocation percentages must total 100% and each allocation percentage, if not zero, must be at least 5% and a whole number.

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Alternatively, you may choose one of the following five asset allocation model portfolios for the Certificate that have been separately developed by Ibbotson Associates:

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o	Model A -- Capital Preservation,

o	Model B -- Income and Growth,

o	Model C -- Moderate Growth,

o	Model D -- Growth, and

o	Model E -- Aggressive Growth.

If you create your own model or choose one of the models A through E, we will allocate your initial and subsequent purchase payments among the specific Sub-accounts used in the applicable model based on the model's Sub-account percentages.

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Before requesting us to apply any model to your Certificate, you should review its Sub-account allocations to determine that they correspond to your risk tolerance and time horizons.

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For any particular model A through E, the percentage allocations of its Sub-accounts and the type of broad asset class (e.g., stocks, bonds) of each Sub-account determines the model's percentage allocations among the broad asset classes. These percentage allocations among Sub-accounts and broad asset classes under your Certificate may differ from those used in the same five models A through E offered under another certificate of ours that are described in other prospectuses.

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Periodically Ibbotson Associates will review models A through E and may determine that a reconfiguration of the Sub-accounts and percentage allocations among those Sub-accounts is appropriate. You will receive notification prior to any reconfiguration.

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The Fixed Account is not available in models A through E. You may, however, allocate initial or subsequent purchase payments, or Certificate Value, between models A through E and the Fixed Account.

Rebalancing Program. Rebalancing allows you to maintain the percentage of your Certificate Value allocated to each Sub-account at a pre-set level. Over time, the variations in each Sub-account's investment results will shift the balance of your Certificate Value allocations. Under the rebalancing program, each period, if the allocations change from your desired percentages, we will automatically transfer your Certificate Value, including new purchase payments (unless you tell us otherwise), back to the percentages you specify. Rebalancing maintains your percentage allocations among Sub-accounts, although it is accomplished by reducing your Certificate Value allocated to the better performing Sub-accounts.

You may choose to have rebalancing done on a quarterly basis. We will automatically rebalance the Certificate Value of each Sub-account on the last day of the calendar quarter to match your current percentage allocations. We will not charge a transfer fee for rebalancing.

Generally, you may change your allocation percentages, choice of Sub-accounts, or terminate the program at any time by notifying us in writing. We must receive your changes 10 days before the end of the calendar quarter.

Certificate Value allocated to the Fixed Account is not included in the rebalancing program. After the Income Date, the rebalancing program applies only to variable annuity payments, and we will rebalance the number of Annuity Units in each Sub-account. Annuity Units are used to calculate the amount of each annuity payment.

If your total Certificate Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of rebalancing. We may change, terminate, limit or suspend rebalancing at any time.

Systematic Investment Program. You may make purchase payments for Non-Qualified Certificates through monthly deductions from your bank account or payroll. You may elect this program by completing and returning a systematic investment program application and authorization form to us. You may obtain an application and authorization form from us or your sales representative. There is a current minimum of $50 per payment for the program.

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Systematic Withdrawal Program. To the extent permitted by law, if you enroll in the systematic withdrawal program, we will make monthly, quarterly, semi-annual or annual distributions directly to you. We will treat such distributions for federal tax purposes as any other withdrawal or distribution of Certificate Value. We will also treat such distributions as partial withdrawals for all purposes under the Certificate, including the calculation of the amount you would receive if you revoke the Certificate under the "Right to Revoke" provision. You may make systematic withdrawals from any Sub-accounts or any Fixed Account option. However, any withdrawal from a Guarantee Period whose original length is three or more years may be subject to a market value adjustment (see Appendix A).

In each Certificate Year, your systematic withdrawals and any additional partial withdrawals you make outside the program will not incur a surrender charge if the withdrawals do not exceed the "free withdrawal amounts" (see "Deductions for Surrender Charge"). If any portion of those withdrawals exceeds the "free withdrawal amounts", the excess amount, if any, may be subject to surrender charges. This excess amount is:

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(a)	in the first Certificate Year, the amount of each partial withdrawal either under or outside the program which is greater than any earnings of the Certificate at the time of the withdrawal, and

(b)

in the second or later Certificate Year, any portion of the current withdrawal amount which is greater than any earnings at the time of the withdrawal and which, when added to any similar excess portion of each prior withdrawal made in the same year either under or outside the program, is greater that the 10% "free withdrawal amount".

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For the first systematic withdrawal payment type (Percentage Method) described in Appendix C, the prior paragraph will be modified in three ways only for withdrawals occurring in the first Certificate Year.

o

First, the "free withdrawal amounts" shall include the Certificate's standard first-year amount of earnings plus a special additional amount equal to 10% of the Certificate Value on the date of the first systematic withdrawal, less earnings.

o	Second, (b) in the prior paragraph, instead of (a), shall apply in the first Certificate Year.

o

Third, if you revoke the program in the first Certificate Year, then any subsequent partial withdrawals will immediately become subject to the standard first-year rule in (a) above that the "free withdrawal amount" is only earnings.

Unless you specify the Sub-account(s) or the Fixed Account option from which you want withdrawals of Certificate Value made, or if the amount in a specified Sub-account is less than the predetermined amount, we will make withdrawals under the program in the manner specified for partial withdrawals in "Partial Withdrawals and Surrender". We will process all Sub-account withdrawals under the program by canceling Accumulation Units equal in value to the amount to be distributed to you and to the amount of any applicable surrender charge.

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You may combine the program with all other programs except the systematic investment program.

It may not be advisable to participate in the systematic withdrawal program and incur a surrender charge and income taxes when making additional purchase payments under the Certificate.

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Appendix C describes the systematic withdrawal program in greater detail, including the six payment types currently available.

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THE CERTIFICATES

Variable Account Value

The Variable Account Value for your Certificate is based on the sum of your proportionate interest in the value of each Sub-account to which you have allocated values. We determine the value of each Sub-account at any time by multiplying the number of Accumulation Units attributable to that Sub-account by its Accumulation Unit value.

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Each purchase payment you make results in the credit of additional Accumulation Units to your Certificate and the appropriate Sub-account. Purchase payments are credited to your Certificate using the Accumulation Unit value that is next calculated after we receive your purchase payment. The number of additional units for any Sub-account will equal the amount allocated to that Sub-account divided by the Accumulation Unit value for that Sub-account at the time of investment. We process transactions other then purchase payments using the Accumulation Unit value that is calculated at the end of the Valuation Period during which the transaction occurs.

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Valuation Periods

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We determine the value of the Variable Account each Valuation Period using the net asset value of the Eligible Fund shares. A Valuation Period is the period generally beginning at 4:00 P.M. (ET), or any other time for the close of trading on the New York Stock Exchange, and ending at the close of trading for the next business day. The New York Stock Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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Net Investment Factor

Your Variable Account Value will fluctuate with the investment results of the underlying Eligible Funds you have selected. In order to determine how these fluctuations affect value, we use an Accumulation Unit value. Each Sub-account has its own Accumulation Units and value per unit. We determine the unit value applicable during any valuation period at the end of that period.

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When we first purchased Eligible Fund shares on behalf of a Sub-account, we valued each Accumulation Unit at a specified dollar amount. The Unit value for each Sub-account in any valuation period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Accumulation Unit may increase or decrease from valuation period to valuation period. We calculate a net investment factor for each Sub-account according to the following formula (a / b) - c, where:

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(a)	is equal to:

	(i)	the net asset value per share of the Eligible Fund at the end of the valuation period; plus

	(ii)	the per share amount of any dividend or other distribution the Eligible Fund made if the record date of such distribution occurs during that same valuation period.

(b)	is the net asset value per share of the Eligible Fund at the end of the prior valuation period.
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(c)	is equal to:
	(i)	the valuation period equivalent of the annual rate for the mortality and expense risk charge; plus

	(ii)	the valuation period equivalent of the annual rate for the distribution charge; plus
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	(iii)	a charge factor established by us for any taxes resulting from the operations of that Sub-account (currently zero).

For Certificates issued to our employees and other persons specified in "Sales of the Certificates", the mortality and expense risk charge in (c)(i) above is .35% and the daily distribution charge in (c)(ii) above is eliminated. We may eliminate the daily distribution charge in (c)(ii) above for certain Certificates we issue in an internal exchange or transfer.

Modification of the Certificate

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Only our President or Secretary may agree to alter the Certificate or waive any of its terms. A change may be made to the Certificate if there have been changes in applicable law or interpretation of law. Any changes must be made in writing and with your consent, except as may be required by applicable law.

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Right to Revoke

You may return the Certificate within 10 days after you receive it by delivering or mailing it to us. The postmark on a properly addressed and postage-prepaid envelope determines if a Certificate is returned within the period. We will treat the returned Certificate as if we never issued it and will refund either the Certificate Value or purchase payments, whichever is required by state law. You may ask us which standard applies to your state. In states where we will refund your Certificate Value, you bear the investment risk during the period prior to our receiving your request for cancellation.

If we deliver your Certificate to you in California and you are age 60 or older, you may return the Certificate to us or to the agent from whom you purchased it. If you return the Certificate within 30 days after you received it, we will refund the Certificate Value.

DEATH PROVISIONS FOR NON-QUALIFIED CERTIFICATES

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Death of Primary Owner, Joint Owner or Annuitant. If, the Certificate is In Force, you, any joint Certificate Owner or the Annuitant dies, we will treat the Designated Beneficiary as the Certificate Owner after such a death. The Designated Beneficiary will be the first person among the following who is alive on the date of death: you; the joint Certificate Owner; the primary beneficiary; the contingent beneficiary; and if none of the prior persons are alive, your estate. If you and the joint Certificate Owner are both alive, both of you will be the Designated Beneficiary.

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If the Annuitant was the decedent and he or she was not a Certificate Owner, and you and any Joint Certificate Owner are all natural persons, the Designated Beneficiary may surrender the Certificate after the Annuitant's death for the Death Benefit. If the Designated Beneficiary elects instead to continue the Certificate until another death occurs, the Designated Beneficiary may surrender the Certificate for the Death Benefit after that death. All of "Death Provisions", including this paragraph which gives the Designated Beneficiary the option of surrendering or continuing the Certificate after the death of a non-Owner Annuitant, will apply to that subsequent death. If the Certificate is continued after the death of a non-Owner Annuitant,

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o	the new Annuitant will be any living contingent Annuitant, or the person you designate in writing within 60 days of death, or you and

o	you will continue to be the Certificate Owner and treated as the Designated Beneficiary.

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The following two paragraphs apply if the decedent is the Certificate Owner or any joint Certificate Owner and the second paragraph applies if there is a non-natural Certificate Owner such as a trust and the decedent is the Annuitant.

If the decedent's surviving spouse is the sole Designated Beneficiary, he or she will automatically become the new sole primary Certificate Owner as of the decedent's date of death. If the decedent was the Annuitant, the new Annuitant will be any living contingent annuitant. If there is no living contingent annuitant, the new Annuitant will be the surviving spouse. If the surviving spouse does not surrender the Certificate for the Death Benefit, it will continue until he or she or the Annuitant, if a different person, dies. Except for this paragraph, all of "Death Provisions for Non-Qualified Certificates" will apply to that subsequent death.

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In all other cases, the Death Benefit will apply whether the Designated Beneficiary chooses to surrender the Certificate or continue it for a period not to exceed five years from the date of death. During this continuation period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial withdrawals and/or the right to totally surrender the Certificate for its Certificate Withdrawal Value. If the Certificate is still in effect at the end of the five-year continuation period, we will automatically end it then by paying the Certificate Value less any premium taxes to the Designated Beneficiary. If the Designated Beneficiary is not alive then, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise we will pay the Designated Beneficiary's estate.

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Standard Death Benefit

The Covered Persons shall be you, any joint Certificate Owner, and the Annuitant. If there is a non-natural Certificate Owner such as a trust, the Annuitant shall be the sole Covered Person.

We will calculate the Death Benefit when the first Covered Person dies while the Certificate is In Force and we have received due proof of death and a written request from the Designated Beneficiary to surrender or continue the Certificate. In the following two instances, if the Designated Beneficiary elects to continue the Certificate rather than surrender it, the Death Benefit calculation will not occur and will automatically be deferred to a subsequent death:
o

when the decedent's surviving spouse is the sole Designated Beneficiary; if he or she chooses to continue the Certificate rather than surrender it for the Death Benefit, the Death Benefit may be calculated following the death of that surviving spouse or the Annuitant, if different; and

o

when the decedent is a non-Owner Annuitant and you and any joint Certificate Owner(s) are all natural persons; if you choose to continue the Certificate rather than surrender it for the Death Benefit, the Death Benefit may be calculated following your death, the death of any joint Certificate Owner, or the new Annuitant.

We will calculate the Death Benefit only once during the life of your Certificate. The Death Benefit is the greatest of the following three amounts at the time we receive due proof of death and the Designated Beneficiary's election request in writing:
o	the current "net purchase payment death benefit",

o	the current "greatest Anniversary value", or

o	the current Certificate Value.

The Death Benefit amount does not change your Certificate Value at any time prior to the death of a Covered Person and does so after such a death only under the conditions described below.

If the Designated Beneficiary is surrendering the Certificate for the Death Benefit, we will pay the greatest of the three amounts defined above less any premium taxes. If (a) the Designated Beneficiary is continuing the Certificate and the Death Benefit calculation is applicable to that continuation and (b) on the date we receive due proof of death and the written election to continue the Certificate, the current "net purchase payment death benefit" and/or the current "greatest Anniversary value" is greater than the current Certificate Value, then we will add the higher difference in amounts to the current Certificate Value. We allocate this additional amount to the Variable Account and/or the Fixed Account based on the current purchase payment allocation selection then in effect.

Net Purchase Payment Death Benefit. The "net purchase payment death benefit" is:
o	the initial purchase payment, plus

o	any additional purchase payments made prior to the Death Benefit calculation date, less

o	any partial withdrawals (including any applicable surrender charges) made prior to the Death Benefit calculation date.

We calculate the "net purchase payment death benefit" daily for each Covered Person so that it will be available if the Death Benefit calculation is applicable to that person's death.

Greatest Anniversary Value. On the Certificate Date, we will determine if any Covered Person is age 80 or older. If so, the "greatest Anniversary value" will not apply upon his or her death. Thus, for purposes of the calculation of the Death Benefit, described in "Standard Death Benefit" above, the "greatest Anniversary value" shall be zero. This zero treatment effectively changes the Death Benefit applicable to the particular Covered Person from the greatest of three defined amounts to the greater of just two of those amounts.

If any Covered Person is under age 80 on the Certificate Date, we calculate the "greatest Anniversary value" on Certificate Anniversaries with adjustments between Certificate Anniversaries if you make a purchase payment or partial withdrawal. We do this calculation for each Covered Person under the age of 80 on the Certificate Date so that the "greatest Anniversary value" will be available if the Death Benefit calculation is applicable to that person's death. The "greatest Anniversary value" for each applicable Covered Person initially equals the Certificate Value on the first Certificate Anniversary. Then, each following day in the second Certificate Year, we will adjust the "greatest Anniversary value" by adding any additional purchase payments made that day, and subtracting the following amount for each partial withdrawal made that day:
o	the amount of the partial withdrawal (including any applicable surrender charge),

o	divided by the Certificate Value immediately before the withdrawal, and

o	multiplied by the "greatest Anniversary value" immediately before the withdrawal.

On the second and each subsequent Certificate Anniversary, we compare the current Certificate Value to the "greatest Anniversary value", adjusted as described above if you made any purchase payments and/or partial withdrawals during the Certificate Year ending on that Certificate Anniversary. If the current Certificate Value exceeds the adjusted "greatest Anniversary value", the current Certificate Value will become the new "greatest Anniversary value". Except for the two instances relating to adding or changing a Covered Person that are described in the last two paragraphs of this section, our last Certificate Anniversary calculation for each applicable Covered Person will occur:
o	if the Covered Person dies prior to his or her 81st birthday, on the Certificate Anniversary before that person's death, or

o	if the Covered Person dies on or after his or her 81st birthday, on the Certificate Anniversary before his or her 81st birthday.

On the last Certificate Anniversary specified in the prior two sentences that is applicable to a Covered Person, we will set that Covered Person's last "greatest Anniversary value" equal to the greater of his or her current Certificate Value and the adjusted "greatest Anniversary value".

Between the last Certificate Anniversary and the date of death, the last "greatest Anniversary value" for each applicable Covered Person will not change unless you make purchase payments and/or partial withdrawals, in which case the person's last value will be adjusted as described above.

Between the date of death and the calculation of the Death Benefit upon receipt of the Designated Beneficiary's request to surrender or continue the Certificate for the Death Benefit, the "greatest Anniversary value" for each applicable Covered Person last determined before death under the prior sentence will not change unless you make purchase payments and/or partial withdrawals, in which case the person's value will be further adjusted on a dollar-for-dollar basis as described above for the "net purchase payment death benefit".

If (a) at least one current Covered Person has not yet reached the Certificate Anniversary before his or her 81st birthday and (b) you either add or replace any Covered Person with a person who is age 80 or older as of the Certificate Date, the "greatest Anniversary value" will not apply upon the new Covered Person's death. Thus, for purposes of the calculation of the Death Benefit described in "Standard Death Benefit" above, the "greatest Anniversary value" shall be zero. This zero treatment effectively changes the Death Benefit applicable to the new Covered Person from the greatest of three defined amounts to the greater of only two of those amounts.

If each Covered Person lives until the Certificate Anniversary before his or her 81st birthday and then you add or replace a Covered Person, the current "greatest Anniversary value" for the youngest of the other Covered Persons will become the "greatest Anniversary value" for the new Covered Person. If this value is zero, it will never change from zero; this zero treatment effectively changes the Death Benefit applicable to the new Covered Person from the greatest of three defined amounts to the greater of only two of those amounts. If the "greatest Anniversary value" for the new Covered Person is greater than zero, it will not change unless you make purchase payments and/or partial withdrawals, in which case we will adjust the value in the same manner as is described in the two paragraphs above that begin with "Between".

Systematic Withdrawal and Systematic Investment Programs. After we receive due proof of death or receive information about a death that we reasonably believe to be true, we will end any systematic withdrawal program and/or systematic investment program except as follows:
o	for systematic withdrawals, the Designated Beneficiary is a Certificate Owner who requested us to begin the program and/or has been the sole or joint recipient of the payments

o	for systematic investments, the decedent is a non-owner Annuitant.

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If we end your systematic withdrawal program based on the above but have paid any systematic withdrawal(s) after death to a person other than the Designated Beneficiary, we will use reasonable efforts to have the recipient return the systematic withdrawal amount(s) so that it may be paid to the Designated Beneficiary or added to the Certificate Value if the Designated Beneficiary elects to continue the Certificate. If the recipient does not return the payment(s), we are not responsible to pay the Designated Beneficiary for those payments.

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Enhanced Death Benefit Rider

The prior section provides that, for a total surrender or a continuation of the Certificate where the Death Benefit is to be calculated, the Death Benefit will generally be the greatest of three defined amounts. If you elect in writing at the time of your purchase of the Certificate to add to your Certificate the optional enhanced death benefit rider, the applicable Death Benefit will be the greatest of those three defined amounts and the fourth amount defined in this section, which is referred to as "Purchase Payments with Interest" (PPI). You may not elect the rider if you, any Joint Certificate Owner(s), and the Annuitant are all over age 75 on the Certificate Date or the rider is not available in your state. If, however, the rider becomes available within 60 days of your Certificate Date, we will notify you and/or the agent who sold you the Certificate and allow you to elect the rider within 60 days from the date of first availability. If you elect the rider, it will be effective from the Certificate Date for all purposes, including the calculation of charges.

The enhanced death benefit rider does not change your Certificate Value at any time prior to the death of a Covered Person and does so after such a death only if the PPI amount is the applicable Death Benefit.

Purchase Payments with Interest. On the Certificate Date, we will determine if any Covered Person is age 80 or older. If so, PPI will not apply upon his or her death. Thus, for purposes of the above calculation of the Death Benefit, the PPI amount shall be zero. This zero treatment, in conjunction with the same zero treatment applicable to the "greatest Anniversary value", effectively changes the Death Benefit applicable to the particular Covered Person from the greatest of four defined amounts to the greater of only two of those amounts.

If any Covered Person is under age 80 on the Certificate Date, we calculate the PPI amount on Certificate Anniversaries with adjustment between Certificate Anniversaries if you make a purchase payment or partial withdrawal. We do this calculation for each Covered Person under age 80 on the Certificate Date so that the PPI amount will be available if the Death Benefit calculation under the rider is applicable to that person's death. The PPI amount for each applicable Covered Person equals, on each Certificate Anniversary, the initial purchase payment increased from the Certificate Date to the date of the Certificate Anniversary based on an annual compound interest rate of 6%. On any day that you made a purchase payment or partial withdrawal, we adjust the PPI amount accumulating at 6% by adding the additional purchase payment amount or subtracting the following amount for the partial withdrawal:
o	the amount of the partial withdrawal (including any applicable surrender charge),

o	divided by the Certificate Value immediately before the withdrawal, and

o	multiplied by the PPI amount immediately before the withdrawal.

Except for the two instances relating to adding or changing a Covered Person that are described in the last two paragraphs of this section, our last Certificate Anniversary calculation of the PPI amount for each applicable Covered Person will occur:
o	if the Covered Person dies prior to his or her 81st birthday, on the Certificate Anniversary before that person's death, or

o	if the Covered Person dies on or after his or her 81st birthday, on the Certificate Anniversary before his or her 81st birthday.

Between our last Certificate Anniversary calculation and the date of death, the PPI amount for each applicable covered Person will not change unless you make purchase payments and/or partial withdrawals, in which case we will increase or decrease, respectively, the person's PPI amount in the manner described in the second paragraph of PPI above.

Between the date of death and the calculation of the Death Benefit upon receipt of the Designated Beneficiary's request to surrender or continue the Certificate for the Death Benefit, the PPI amount last determined before death under the prior sentence will not change unless you make purchase payments and/or partial withdrawals, in which case we will increase or decrease, respectively, the PPI amount on a dollar-for-dollar basis at the time of payment or withdrawal.

If (a) at least one current Covered Person has not yet reached the Certificate Anniversary before his or her 81st birthday and (b) you either add or replace any Covered Person with a person who is age 80 or older as of the Certificate Date, the PPI amount will not apply upon the new Covered Person's death. Thus, for purposes of the calculation of the Death Benefit, the PPI amount shall be treated as equaling zero. This zero treatment, in conjunction with the same zero treatment applicable to the "greatest Anniversary value", effectively changes the Death Benefit applicable to the new Covered Person from the greatest of four defined amounts to the greater of only two of those amounts.

If each Covered Person lives until the Certificate Anniversary before his or her 81st birthday and then you add or replace a Covered Person, the current PPI amount for the youngest of the other Covered Persons will become the PPI amount for the new Covered Person. If this value is zero, it will never change from zero; this zero treatment effectively changes the Death Benefit applicable to the new Covered Person from the greatest of four defined amounts to the greater of only two of those amounts. If the PPI amount for the new Covered Person is greater than zero, it will change only if you make purchase payments and/or partial withdrawals, in which case we will adjust the PPI amount in the same manner as is described above in the two paragraphs above that begin with "Between".

Charge for the Rider. The yearly charge for the enhanced death benefit rider is .05% if you purchase the rider along with the optional guaranteed income benefit rider and you do not revoke the income rider. The yearly charge for the death benefit rider is .10% if you purchase it separately or you purchase both riders together but then revoke the income rider. If the income rider is revoked, the .10% charge for the death benefit rider will begin after the seventh Certificate Anniversary since revocation can only occur on that Anniversary. These charge percentages will not change over the life of the riders.

On each Certificate Anniversary on or before the end of the rider's coverage (see "Revocability and Other Ending of Rider Coverage" below), we calculate and deduct the dollar amount of the rider's yearly charge as follows:
o	we identify the youngest Covered Person and determine on each Certificate Anniversary the greater of his or her PPI amount and the "greatest Anniversary value", both defined above,

o	then, we multiply the prior amount by the applicable charge percentage in order to determine the dollar amount of the charge, and

o

then, we then deduct the dollar amount of the charge from your Certificate Value. We will deduct the charge from all Sub-accounts of the Variable Account in the ratio that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, we will deduct the charge amount, or insufficient portion, from the Fixed Account in the ratio that each Guarantee Period's value bears to the total Fixed Account Value.

If you surrender your Certificate during a Certificate Year before the Certificate Anniversary, we will deduct a pro-rata amount of the full yearly charge from your Certificate Value. We first determine the applicable full yearly charge. We will use the yearly charge we computed as of the prior Certificate Anniversary unless you have made any purchase payments and/or partial withdrawals since then. If so, we will use a yearly charge that may be higher or lower since we will substitute the following for both the PPI amount and the "greatest Anniversary value" we used in the Anniversary calculations: those two amounts after both are adjusted for each purchase payment and withdrawal you made since the Anniversary. We will then calculate a pro-rata amount of the applicable yearly charge by multiplying it further by the ratio of the number of days from the Certificate Anniversary until the day of surrender to the total number of days (generally 365) in the Certificate Year of surrender.

No charge amount will be due:
o	upon surrender of the Certificate if the Death Benefit is being calculated at that time because the Designated Beneficiary has elected to surrender the Certificate (see "Standard Death Benefit"), or

o	on the Income Date.

Also, if we deduct a charge amount on any Certificate Anniversary during the period
o	starting when we receive due proof of death or similar information we reasonably believe to be true and

o	ending when we calculate the Death Benefit because the Designated Beneficiary has elected to surrender or continue the Certificate,

we will refund each such charge amount by adding it either to the surrender payment or to the Certificate Value in the case of a continuation.

Revocability and Other Ending of Rider Coverage. You may revoke the enhanced death benefit rider in writing only on, or within 30 days after, the seventh Certificate Anniversary. There is no charge to do this since the final (seventh) year's charge for the rider will already have been calculated and deducted on the seventh Certificate Anniversary.

Coverage under the enhanced death benefit rider ends upon the earliest of:
o	the seventh Certificate Anniversary if you revoke the rider within 30 days after that Anniversary;

o	the total surrender of your Certificate;

o	the calculation of the Death Benefit either at the time of total surrender or a continuation of your Certificate; or

o	the start of annuity payments on the Income Date.

After the rider ends, there will be no further charges for the rider and no past charges will be refunded. The PPI amount will no longer apply as a fourth component of the rider's Death Benefit. Instead, the Death Benefit will be as described in "Standard Death Benefit" above.

Payment of Death Benefit

Instead of receiving a lump sum, you or any Designated Beneficiary may direct us in writing to pay any surrender Death Benefit of $5,000 or more under an annuity payment option that meets the following:
o	the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

o	payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and

o

any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time during which the remaining payments are to be made.

DEATH PROVISIONS FOR QUALIFIED CERTIFICATES

If the Annuitant dies while the Certificate is In Force, the Designated Beneficiary will control the Certificate. If the Designated Beneficiary chooses in writing to surrender the Certificate for the Death Benefit, we will pay the greatest of the three amounts determined in "Standard Death Benefit" above, less any premium taxes. If you elect the optional enhanced death benefit rider, the "Purchase Payments with Interest" section above shall apply and the Death Benefit will instead be based on the greatest of four amounts, less any premium taxes. This surrendered Death Benefit may be applied to an annuity payment option in accordance with "Payment of Death Benefit" above.

If the Annuitant's surviving spouse is the sole Designated Beneficiary and he or she chooses to continue the Certificate instead of surrendering it for the Death Benefit, the Death Benefit will be calculated following his or her death in the same manner as the non-qualified Certificate Death Benefit.

If any other Designated Beneficiary chooses to continue the Certificate instead of surrendering it for the Death Benefit, both the Death Benefit calculation and any addition to the current Certificate Value will be handled in the same manner as the non-qualified Certificate Death Benefit. The Certificate may continue for the time period permitted by the Internal Revenue Code provisions applicable to the particular Qualified Plan. During this continuation period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial withdrawals or the right to totally surrender the Certificate for its Certificate Withdrawal Value. If the Certificate is still in effect at the end of the continuation period, we will automatically end it then by paying the Certificate Value less any premium taxes to the Designated Beneficiary. If the Designated Beneficiary is not alive then, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise we will pay the Designated Beneficiary's estate.

CERTIFICATE OWNERSHIP

The Certificate Owner shall be the person designated in the application and you may exercise all the rights of the Certificate. Joint Certificate Owners are permitted. Contingent Certificate Owners are not permitted.

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You may direct us in writing to change the Certificate Owner, primary beneficiary, contingent beneficiary or contingent annuitant. If the selection of a beneficiary or annuitant was designated "irrevocable", that selection may be changed only with that person's written consent.

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Because a change of Certificate Owner by means of a gift may be a taxable event, you should consult a competent tax adviser as to the tax consequences resulting from such a transfer.

Any Qualified Certificate may have limitations on transfer of ownership. You should consult the plan administrator and a competent tax adviser as to the tax consequences resulting from such a transfer.

ASSIGNMENT

You may assign the Certificate at any time. You must file a copy of any assignment with us. Your rights and those of any revocably-named person will be subject to the assignment. A Qualified Certificate may have limitations on your ability to assign the Certificate.

Because an assignment may be a taxable event, you should consult a competent tax adviser as to the tax consequences resulting from any such assignment.

PARTIAL WITHDRAWALS AND SURRENDER

You may make partial withdrawals from the Certificate by notifying us in writing. The minimum withdrawal amount is $300. We may permit a lesser amount with the systematic withdrawal program. If the Certificate Value after a partial withdrawal would be below $2,500, we will treat the request as a withdrawal of only the amount over $2,500. The amount withdrawn will include any applicable surrender charge and may be greater than the amount of the surrender check requested. Unless you specify otherwise, we will deduct the total amount withdrawn from all Sub-accounts of the Variable Account in the ratio that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, the amount surrendered, or the insufficient portion, will be deducted from the Fixed Account in the ratio that each Guarantee Period's value bears to the total Fixed Account Value.

You may totally surrender the Certificate by notifying us in writing. Surrendering the Certificate will end it. Upon surrender, you will receive the Certificate Withdrawal Value.

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We will pay the amount of any surrender within seven days of receipt of your request. Alternatively, you may apply any surrender benefit of at least $5,000 to an annuity payment option for yourself. If the Certificate Owner is not a natural person, we must consent to the selection of an annuity payment option.

You may not make partial withdrawals or surrender annuity options based on life contingencies after annuity payments have begun. You may make partial withdrawals or surrender Option A, described in "Annuity Options" below, which is not based on life contingencies, if you have selected a variable payout. Any partial withdrawal will reduce your future annuity payments.

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Because of the potential tax consequences of a partial withdrawal or surrender, you should consult a competent tax adviser.

Participants under Qualified Plans as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that you may not be able to take a partial withdrawal or surrender the Certificate under a Qualified Plan. You should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.

ANNUITY PROVISIONS

Annuity Benefits

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If the Annuitant is alive on the Income Date and the Certificate is In Force, we will begin payments to the Annuitant under the Annuity Option or Options you have chosen. We determine the amount of the initial payment(s) on the Income Date by applying to the Option you choose:
o	your Certificate Value,

o	plus any positive or negative market value adjustment applicable to any Fixed Account Value (see Appendix A),

o	less any premium taxes not previously deducted, and

o	less any applicable certificate maintenance charge on the Income Date.

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Annuity Option and Income Date

You may select an Annuity Option and Income Date at the time of application or later. Any Income Date must be:

o	for variable annuity options, not earlier than the first day after the Certificate Date,

o	for fixed annuity options, not earlier than the first Certificate Anniversary, and

o	not later than the earlier of
(i)	the later of the Annuitant's 90th birthday and the 10th Certificate Anniversary or

(ii)	any maximum date permitted under state law.

You may continue to make purchase payments until you reach your Income Date.

If you do not select an Annuity Option, we automatically choose Option B. If you do not select an Income Date for the Annuitant, the Income Date will automatically be the latest date specified above.

You may choose or change an Annuity Option or the Income Date by writing to us at least 30 days before the Income Date.

Annuity Options

The Annuity Options are:

Option A: Income for a Fixed Number of Years;

Option B: Life Income with 10 Years of Payments Guaranteed;

Option C: Joint and Last Survivor Income; and

Option D: Life Income.

You may arrange other options if we agree. Each option is available in two forms - as a variable annuity for use with the Variable Account and as a fixed annuity for use with our general account Fixed Account. Variable annuity payments will fluctuate. Fixed annuity payments will not fluctuate. We determine the dollar amount of each fixed annuity payment by:

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o

deducting from the Fixed Account Value, increased or decreased by a market value adjustment described in Appendix A, any premium taxes not previously deducted and any applicable certificate maintenance charge;

o	dividing the remainder by $1,000; and

o	multiplying the result by the greater of:
	(i)	the applicable factor shown in the appropriate table in the Certificate; and
	(ii)	the factor we currently offer at the time annuity payments begin. We may base this current factor on the sex of the payee unless we are prohibited by law from doing so.

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If you do not select an Annuity Option, we will automatically apply Option B. Unless you choose otherwise, we will apply:
o	Variable Account Value, less any premium taxes not previously deducted and less any applicable certificate maintenance charge, in its entirety to a variable annuity option, and

o	Fixed Account Value, increased or decreased by a market value adjustment described in Appendix A less any premium taxes not previously deducted, to a fixed annuity option.

The same amount applied to a variable option and a fixed option will produce a different initial annuity payment and different subsequent payments.

The payee is the person who will receive the sum payable under a payment option. Any payment option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available under any variable or fixed option is less than $5,000, we reserve the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

We will make annuity payments monthly unless you have requested in writing quarterly, semi-annual or annual payments. However, if any payment would be less than $100, we have the right to reduce the frequency of payments to a period that will result in each payment being at least $100.

Option A: Income For a Fixed Number of Years. We will pay an annuity for a chosen number of years, not less than 5 nor more than 50. You may choose a period of years over 30 only if it does not exceed the difference between age 100 and the Annuitant's age on the date of the first payment. We refer to Option A as Preferred Income Plan (PIP) when we are making variable annuity payments. At any time while we are making variable annuity payments, the payee may elect to receive the following amount:

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o

the present value of the remaining variable annuity payments, commuted at the interest rate used to create the annuity factor for this option (this interest rate for variable annuity payments is also referred to as the assumed investment rate (AIR) or benchmark rate and it is 6% per year (3% per year for Florida Certificates and 5% per year for Oregon and Texas Certificates), unless you chose 3% per year at the time the option was selected); less

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o	any surrender charge due by treating the value defined above as a total surrender.

Instead of receiving a lump sum, the payee may elect another payment option and we will not reduce the amount applied to the new option by the surrender charge above.

If, at the death of the payee, Option A payments, whether variable or fixed, have been made for fewer than the chosen number of years:
o	we will continue payments during the remainder of the period to the successor payee; or

o	the successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option.

The mortality and expense risk charge is deducted during the Option A payment period if a variable payout has been selected, but we have no mortality risk during this period.

You may choose a "level monthly" payment option for variable payments under Option A. Under this option, we convert your annual payment into 12 equal monthly payments. Thus the monthly payment amount changes annually instead of monthly. We will determine each annual payment as described below in "Variable Annuity Payment Values", place each annual payment in our general account, and distribute it in 12 equal monthly payments. The sum of the 12 monthly payments will exceed the annual payment amount because of an interest rate factor we use, which may vary from year to year but will not be less than 2.0% per year. If the payments are commuted, we will use the commutation method described above for calculating the present value of remaining annual payments and use the interest rate that determined the current 12 monthly payments to commute any unpaid monthly payments.

Currently, we permit the original payee to make a number of changes to variable payments under Option A. Changes can only be made on the anniversary of the date of your first payment.

For regular PIPs, the permissible changes include:
o	shortening or lengthening the period certain provided the payments already made and those to be made meet the 5 - 50 year and age 100 limits described above;

o	changing to a life option - note that this option does not allow the payee to end the payments for a commuted value;

o	changing to the "level monthly" option;

o	changing the AIR or benchmark rate;

o	changing the payment frequency; and

o	changing the day of the month on which payment occurs.

For "level monthly" PIPs, the permissible changes include:
o	shortening or lengthening the period certain provided the payments already made and those to be made meet the 5 - 50 year and age 100 limits described above;

o	changing to a life option - note that this option does not allow the payee to end the payments for a commuted value;

o	changing to the regular PIP option;

o	changing the AIR or benchmark rate; and

o	changing the day of the month on which payment occurs.

See "Annuity Payments" for the manner in which Option A may be taxed.

Option B: Life Income with 10 Years of Payments Guaranteed. We will pay an annuity during the lifetime of the payee. If, at the death of the payee, payments have been made for fewer than 10 years:
o	we will continue payments during the remainder of the period to the successor payee; or
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o

the successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (3% per year for Florida Certificates and 5% per year for Oregon and Texas Certificates), unless you chose 3% per year at the time the option was selected.

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The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex.

Option C: Joint and Last Survivor Income. We will pay an annuity for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons on the Income Date and it may also depend on each person's sex. It is possible under this option to receive only one annuity payment if both payees die after the receipt of the first payment, or to receive only two annuity payments if both payees die after receipt of the second payment, and so on.

Option D: Life Income. We will pay an annuity for as long as the payee is alive. The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex. It is possible under this option to receive only one annuity payment if the payee dies after the receipt of the first payment, or to receive only two annuity payments if the payee dies after receipt of the second payment, and so on.

Variable Annuity Payment Values

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We determine the amount of the first variable annuity payment by multiplying the Certificate Value you are applying to variable annuity payments by the annuity purchase rate for the Annuity Option you have selected. The annuity purchase rates are based on an assumed annual investment rate (AIR or benchmark rate) of 6% per year (3% per year for Florida Certificates and 5% per year for Oregon and Texas Certificates), unless you choose 3% in writing. (See below and "Variable Annuity Payment Values" in the Statement of Additional Information for more information on AIRs and how your initial variable payment is calculated.)

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Subsequent variable annuity payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-account(s) (after deducting the mortality and expense risk charge) is better or worse than the assumed investment rate. The total dollar amount of each variable annuity payment will be equal to:
o	the sum of all Sub-account payments, less

o

the pro-rata amount of the annual certificate maintenance charge. (See "Deductions for Certificate Maintenance Charge" for the circumstances under which this charge will be waived under variable payments Option A.)

Currently, there is no limit on the number of times or the frequency with which a payee may instruct us to change the Sub-account(s) used to determine the amount of the variable annuity payments. Currently, there is also no charge for such transfers.

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If you apply the same amount to a particular payment option, a 5% or 6% AIR will result in a larger initial payment than will a 3% AIR. You should note, however, that, assuming the same investment performance, your subsequent payments using a 5% or 6% AIR will increase by a smaller percentage (when they increase) and decrease by a larger percentage (when they decrease) than will subsequent payments using a 3% AIR. Indeed, it is possible that after a sufficient period of time, payments determined using the same Sub-accounts but a 3% AIR. Note that if you select Option A (Income for a Fixed Number of Years) and payments continue for the entire period, the 5% or 6% AIR payment amount will start out being larger than the 3% AIR amount but eventually the 5% or 6% payment amount will become less than the 3% AIR payment amount. Whether you would be better off choosing a higher or lower AIR depends on the annuity payment option you choose, the investment performance of the Sub-accounts you choose, and the period for which payments are received.

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Proof of Age, Sex, and Survival of Annuitant

We may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, we will compute the amount payable based on the correct age and sex. If income payments have begun, we will pay in full any underpayments with the next annuity payment and deduct any overpayments, unless repaid in one sum, from future annuity payments until we are repaid in full.

Guaranteed Income Benefit Rider

This rider is optional and you may elect in writing at the time you purchase the Certificate to add it to your Certificate. You may not elect the rider if the Annuitant is over age 75 on the Certificate Date or the rider is not available in your state. If, however, the rider becomes available within 60 days of your Certificate Date, we will notify you and/or the agent who sold you the Certificate and allow you to elect the rider within 60 days from the date of first availability. If you elect the rider, it will be effective from the Certificate Date for all purposes, including the calculation of charges.

You may direct us under the rider to make fixed annuity income payments to the Annuitant as follows:
o	your selected payment option must be either Option B (Life Income with 10 Years of Payments Guaranteed) or Option D (Life Income)

o	the periodic fixed payment amount under the selected option will be the greater of:
o

the rider's guaranteed income benefit base amount less any premium taxes and any surrender charge, then divided by $1,000, and then multiplied by the guaranteed payout factor shown in the applicable payment table in the Certificate for the Annuitant's age on the Income Date adjusted by the Certificate's age setback provision

o

your Certificate Value less any premium taxes and any certificate maintenance charge, and reduced or increased by the amount of any market value adjustment applicable to any Fixed Account Value. Next, the resulting Value is divided by $1,000, and then multiplied by our current payout factor on the Income Date for the Annuitant's then-current age adjusted by the Certificate's age setback provision

o	your selected Income Date must be
o	on or within 30 days after the seventh or later Certificate Anniversary, and

o	no later than the maximum Income Date specified in "Change In Annuity Option and Income Date".

The guaranteed income benefit rider never changes your Certificate Value nor does it guarantee that your Certificate Value will increase over time at any minimum rate. Instead, the rider provides for guaranteed fixed lifetime income payments based generally on the "Purchase Payments with Interest" value on the Income Date and payout factors based on conservative actuarial assumptions. Thus, in deciding whether to elect the rider and incur its .35% yearly charge, you should compare:

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o	the rider's potential fixed annuity payment amount that is based on

	(i)	a guaranteed income benefit base amount equal on the Income Date to no less than the purchase payment(s) compounded at 6% interest yearly (adjusted downward for any prior partial withdrawals) and

	(ii)	our guaranteed annuity payout tables that are calculated using an interest rate of 3% per year, to

o	the Certificate's potential standard fixed annuity payment amount that is based on

	(i)	the Certificate Withdrawal Value (without any surrender charge deduction) on the Income Date and

	(ii)	our current annuity payout tables that are calculated using an interest rate of at least 3% per year.

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The amount guaranteed by the income rider (the first amount above) may often be less than the standard amount available under the Certificate (the second amount above). The rider should therefore be regarded as a hedge against potentially poor Sub-account performance prior to the Income Date.

You may also wish to consider how important the rider's guaranteed fixed income payment amounts for life are to you if one of your reasons for purchasing the Certificate is to have variable annuity payments begin on the Income Date.

Guaranteed Income Benefit Base. The rider's guaranteed income benefit base amount on the Income Date is the greater of the current "Purchase Payments with Interest" (PPI) and the current "greatest Anniversary value".

Purchase Payments with Interest. We calculate the PPI amount on Certificate Anniversaries with adjustments between Certificate Anniversaries if you make a purchase payment or partial withdrawal. We do this calculation so that the PPI amount will be available on the Income Date if the rider's guaranteed income benefit base amount is applicable to the Annuitant. The PPI amount equals, on each Certificate Anniversary, the initial purchase payment increased from the Certificate Date to the date of the Anniversary based on an annual compound interest rate of 6%. On any day that you made a purchase payment or partial withdrawal, we adjust the PPI amount accumulating at 6% by adding the additional purchase payment amount or subtracting the following amount for the partial withdrawal:
o	the amount of the partial withdrawal (including any applicable surrender charge),

o	divided by the Certificate Value immediately before the withdrawal, and

o	multiplied by the PPI amount immediately before the withdrawal.

Except for the three Annuitant death instances described in the last three paragraphs of this section,
o	If the Income Date is prior to the Annuitant's 81st birthday, we will determine the PPI portion of the benefit base amount using the amount on the Certificate Anniversary before the Income Date.

o

If the Income Date is on or after the Annuitant's 81st birthday, we will determine the PPI portion of the benefit base amount using the amount on the Certificate Anniversary before the Annuitant's 81st birthday; plus

	o	any additional purchase payments made prior to the Income Date; minus

	o	for any partial withdrawal made prior to the Income Date, the adjusted partial withdrawal amount described above.

If the Annuitant dies on or after the Certificate Anniversary before his or her 81st birthday and the Certificate continues to remain In Force with a new Annuitant, the PPI amount for the new Annuitant will initially equal the current value for the deceased Annuitant. This PPI amount for the new Annuitant will not change unless you make purchase payments and/or partial withdrawals, in which case the PPI amount will be adjusted as described above.

If the Annuitant dies before the Certificate Anniversary before his or her 81st birthday and the Certificate continues to remain In Force with a new Annuitant who is age 81 or older as of the Certificate Anniversary before the Annuitant's date of death, the PPI amount for the new Annuitant will initially equal the current value for the deceased Annuitant. This PPI amount for the new Annuitant will not change unless you make purchase payments and/or partial withdrawals, in which case the PPI amount will be adjusted as described above.

If the Annuitant dies before the first Certificate Anniversary and the Certificate continues to remain In Force with a new Annuitant who was older than the rider's maximum issue age of 75 on the Certificate Date, coverage under the guaranteed income benefit rider will immediately end and we will not deduct any charge for the rider on the first Certificate Anniversary.

Greatest Anniversary Value. We calculate the "greatest Anniversary value" on Certificate Anniversaries with adjustments between Certificate Anniversaries, as described below, if you make a purchase payment or partial withdrawal. We do this calculation so that the "greatest Anniversary value" will be available on the Income Date if the rider's guaranteed income benefit base amount is applicable to the Annuitant. The "greatest Anniversary value" initially equals the Certificate Value on the first Certificate Anniversary. Then, each following day in the second Certificate Year, we will adjust the "greatest Anniversary value" by adding any additional purchase payments made that day, and subtracting the following amount for each partial withdrawal made that day:
o	the amount of the partial withdrawal (including any applicable surrender charge),

o	divided by the Certificate Value immediately before the withdrawal, and

o	multiplied by the "greatest Anniversary value" immediately before the withdrawal.

On the second and each subsequent Certificate Anniversary, we compare the current Certificate Value to the "greatest Anniversary value", adjusted as described above if you made any purchase payments and/or partial withdrawals during the Certificate Year ending on that Certificate Anniversary. If the current Certificate Value exceeds the adjusted "greatest Anniversary value", the current Certificate Value will become the new "greatest Anniversary value". Except for the three Annuitant death instances described in the last three paragraphs of this section, our last Anniversary calculation will occur:
o	If the Income Date is prior to the Annuitant's 81st birthday, on the Certificate Anniversary before the Income Date, or

o	If the Income Date is on or after the Annuitant's 81st birthday, on the Certificate Anniversary before his or her 81st birthday.

On the last Certificate Anniversary specified in the prior two sentences, the greater of the current Certificate Value and the adjusted "greatest Anniversary value" will become the last "greatest Anniversary value".

Before the Income Date, this last "greatest Anniversary value" will not change unless you make purchase payments and/or partial withdrawals, in which case the last "greatest Anniversary value" will be adjusted as described above.

If the Annuitant dies on or after the Certificate Anniversary before his or her 81st birthday and the Certificate continues to remain In Force with a new Annuitant, the "greatest Anniversary value" for the new Annuitant will initially equal the current value for the deceased Annuitant. This "greatest Anniversary value" for the new Annuitant will not change unless you make purchase payments and/or partial withdrawals, in which case the value will be adjusted as described above.

If the Annuitant dies before the Certificate Anniversary before his or her 81st birthday and the Certificate continues to remain In Force with a new Annuitant who is age 81 or older as of the Certificate Anniversary before the Annuitant's date of death, the "greatest Anniversary value" for the new Annuitant will initially equal the current value for the deceased Annuitant. This "greatest Anniversary value" for the new Annuitant will not change unless you make purchase payments and/or partial withdrawals, in which case the value will be adjusted as described above.

If the Annuitant dies before the first Certificate Anniversary and the Certificate continues to remain In Force with a new Annuitant who was older than the rider's maximum issue age of 75 on the Certificate Date, coverage under the guaranteed income benefit rider will immediately end and we will not deduct any charge for the rider on the first Certificate Anniversary.

Charge for the Rider. The yearly charge for the guaranteed income benefit rider is .35%. This charge will not change over the life of the rider. On each Certificate Anniversary on or before the end of the rider's coverage (see "Revocability and Other Ending of Rider Coverage" below), we multiply the .35% charge by the guaranteed income benefit base amount on that Certificate Anniversary (which is the greater of "Purchase Payments with Interest" and the "greatest Anniversary value"), and we deduct that amount from the Certificate Value. We will deduct the charge from all Sub-accounts of the Variable Account in the ratio that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, we will deduct the charge amount, or insufficient portion, from the Fixed Account in the ratio that each Guarantee Period's value bears to the total Fixed Account Value.

If you surrender your Certificate during a Certificate Year before the Certificate Anniversary, we will deduct a pro-rata amount of the full yearly charge from your Certificate Value. We first determine the applicable full yearly charge. We will use the yearly charge we computed as of the prior Certificate Anniversary unless you have made any purchase payments and/or partial withdrawals since then. If so, we will use a yearly charge that may be higher or lower since we will substitute the following for both the PPI amount and the "greatest Anniversary value" we used in the Anniversary calculations: those two amounts after both are adjusted for each purchase payment and/or withdrawal you made since the prior Certificate Anniversary. We will then calculate a pro-rata amount of the applicable yearly charge by multiplying it further by the ratio of the number of days from the Certificate Anniversary until the day of surrender to the total number of days (generally 365) in the Certificate Year of surrender.

No charge amount is due:
o	upon surrender of the Certificate if the Death Benefit is being calculated at that time because the Designated Beneficiary has elected to surrender the Certificate (see "Standard Death Benefit"), or

o	on the Income Date.

Revocability and Other Ending of Rider Coverage. You may revoke the guaranteed income benefit rider in writing only on, or within 30 days after, the seventh Certificate Anniversary. There is no charge to do this since the final (seventh) year's charge for the rider will already have been calculated and deducted on the seventh Certificate Anniversary.

Coverage under the guaranteed income benefit rider ends upon the earliest of:
o	the seventh Contract Anniversary if you revoke the rider within 30 days after that Anniversary;

o	the total surrender of your Certificate;

o	the calculation of the Death Benefit either at the time of total surrender or a continuation of your Certificate;

o	the death of the Annuitant before the first Certificate Anniversary if the new Annuitant was older than age 75 as of the Certificate Date;

o	the start of annuity payments on the Income Date.

After the rider ends, there will be no further charges for the rider and no past charges will be refunded. The rider's guaranteed income benefit will no longer apply.

SUSPENSION OF PAYMENTS

We reserve the right to postpone surrender payments from the Fixed Account for up to six months. We also reserve the right to suspend or postpone any type of payment from the Variable Account for any period when:
o	the New York Stock Exchange is closed other than customary weekend or holiday closings;

o	trading on the Exchange is restricted;

o	an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or

o	the Securities and Exchange Commission permits delay for the protection of security holders.

The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the prior two conditions described above exist.

TAX STATUS

Introduction

This discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. We make no attempt to consider any applicable state or other tax laws. Moreover, this discussion is based upon our understanding of current federal income tax laws as they are currently interpreted. We make no representation regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

The Certificate is for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of federal income taxes on the Certificate Value, on annuity payments, and on the economic benefit to the Certificate Owner, Annuitant or Designated Beneficiary depends on the type of retirement plan for which you purchase the Certificate and upon the tax and employment status of the individual concerned.

Taxation of Annuities in General

Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Certificate until a distribution occurs, in the form of a full surrender, a partial withdrawal, an assignment or gift of the Certificate, or annuity payments. A trust or other entity owning a Non-Qualified Certificate, other than as an agent for an individual, is taxed differently; increases in the value of a Certificate are taxed yearly whether or not a distribution occurs.

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Surrenders, Death Benefit Payments, Assignments and Gifts. If you fully surrender your Certificate, the portion of the surrender payment that exceeds your cost basis in the Certificate is subject to tax as ordinary income. For Non-Qualified Certificates, the cost basis is generally the amount of the purchase payments made for the Certificate. For Qualified Certificates, the cost basis is generally zero and the taxable portion of the surrender payment is generally taxed as ordinary income. A Designated Beneficiary receiving a lump sum death benefit payment after your death or the death of the Annuitant is similarly taxed on the portion of the amount that exceeds your cost basis in the Certificate. If the Designated Beneficiary elects that the lump sum not be paid in order to receive annuity payments that begin within one year of the decedent's death, different tax rules apply. See "Annuity Payments" below. For Non-Qualified Certificates, the tax treatment applicable to Designated Beneficiaries may be contrasted with the income-tax-free treatment applicable to persons inheriting and then selling mutual fund shares with a date-of-death value in excess of their basis.

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Partial withdrawals received under Non-Qualified Certificates prior to annuitization are first included in gross income to the extent Certificate Value exceeds purchase payments. Then, to the extent the Certificate Value does not exceed purchase payments, such withdrawals are treated as a non-taxable return of principal to you. For partial withdrawals under a Qualified Certificate, payments are treated first as a non-taxable return of principal up to the cost basis and then a taxable return of income. Since the cost basis of Qualified Certificates is generally zero, partial withdrawal amounts will generally be fully taxed as ordinary income.

If you assign or pledge a Non-Qualified Certificate, you will be treated as if you had received the amount assigned or pledged. You will be subject to taxation under the rules applicable to partial withdrawals or surrenders. If you give away your Certificate to anyone other than your spouse, you are treated for income tax purposes as if you had fully surrendered the Certificate.

A special computational rule applies if we issue to you, during any calendar year, two or more Certificates, or one or more Certificates and one or more of our other annuity contracts. Under this rule, the amount of any distribution includable in your gross income is determined under Section 72(e) of the Code. All of the contracts will be treated as one contract. We believe this means the amount of any distribution under any one Certificate will be includable in gross income to the extent that at the time of distribution the sum of the values for all the Certificates or contracts exceeds the sum of each contract's cost basis.

Annuity Payments. We determine the non-taxable portion of each variable annuity payment by dividing the cost basis of your values allocated to Variable Account Value by the total number of expected payments. We determine the non-taxable portion of each fixed annuity payment with an "exclusion ratio" formula which establishes the ratio that the cost basis of your values allocated to Fixed Account Value bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Certificates, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible that the IRS could determine that variable annuity payments should not be taxed as described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

With respect to the "level monthly" payment option available under Annuity Option A, pursuant to which each annual payment is placed in our general account and paid out with interest in 12 equal monthly payments, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

Following any change by the payee to variable annuity payments under Option A, other than a change of the payment day of the month or a change from regular PIP to "level monthly" PIP (or vice versa) where the remaining payment length stays the same, the non-taxable portion of each payment will be recalculated in accordance with IRS standards.

Penalty Tax. Payments received by you, Annuitants, and Designated Beneficiaries under Certificates may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on the following amounts received:

o	after the taxpayer attains age 59-1/2;
o	in a series of substantially equal payments made for life or life expectancy;
o	after the death of the Certificate Owner (or, where the Certificate Owner is not a human being, after the death of the Annuitant);
o	if the taxpayer becomes totally and permanently disabled; or
o

under a Non-Qualified Certificate's annuity payment option that provides for a series of substantially equal payments; provided that only one purchase payment is made to the Certificate, that the Certificate is not issued as a result of a Section 1035 exchange, and that the first annuity payment begins in the first Certificate Year.

Income Tax Withholding. We are required to withhold federal income taxes on taxable amounts paid under Certificates unless the recipient elects not to have withholding apply. We will notify recipients of their right to elect not to have withholding apply. See "Tax-Sheltered Annuities" (TSAs) for an alternative type of withholding that may apply to distributions from TSAs that are eligible for rollover to another TSA or an individual retirement annuity or account (IRA).

Section 1035 Exchanges. You may purchase a Non-Qualified Certificate with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is our understanding that in such an event:
o	the new Certificate will be subject to the distribution-at-death rules described in "Death Provisions for Non-Qualified Certificates";

o

purchase payments made between August 14, 1982 and January 18, 1985 and the income allocable to them will, following an exchange, no longer be covered by a "grandfathered" exception to the penalty tax for a distribution of income that is allocable to an investment made over 10 years prior to the distribution; and

o	purchase payments made before August 14, 1982 and the income allocable to them will, following an exchange, continue to receive the following "grandfathered" tax treatment under prior law:
	(i)	the penalty tax does not apply to any distribution;
	(ii)	partial withdrawals are treated first as a non-taxable return of principal and then a taxable return of income; and
	(iii)	assignments are not treated as surrenders subject to taxation.

We base our understanding of the above principally on legislative reports prepared by the Staff of the Congressional Joint Committee on Taxation.

Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds intend to meet the diversification requirements for the Certificate, as those requirements may change from time to time. If the diversification requirements are not satisfied, the Certificate will not be treated as an annuity contract. As a consequence, income earned on a Certificate would be taxable to you in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years. As a further consequence, we could be subjected to federal income taxes on assets in the Variable Account.

The Secretary of the Treasury announced in September 1986 that he expects to issue regulations which will prescribe the circumstances in which your control of the investments of a segregated asset account may cause you, rather than us, to be treated as the owner of the assets of the account. The regulations could impose requirements that are not reflected in the Certificate. We, however, have reserved certain rights to alter the Certificate and investment alternatives so as to comply with such regulations. Since no regulations have been issued, there can be no assurance as to the content of such regulations or even whether application of the regulations will be prospective. For these reasons, you are urged to consult with your tax adviser.

Qualified Plans

The Certificate is for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, we do not attempt to provide more than general information about the use of the Certificate with the various types of Qualified Plans. Participants under such Qualified Plans as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Certificate issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Certificate in connection with them. Purchasers of the Certificate should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.

Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain contribution limitations, exclude the amount of purchase payments from gross income for tax purposes. However, such purchase payments may be subject to Social Security (FICA) taxes. This type of annuity contract is commonly referred to as a "Tax-Sheltered Annuity" (TSA).

Section 403(b)(11) of the Code contains distribution restrictions. Specifically, benefits may be paid, through surrender of the Certificate or otherwise, only:

o	when the employee attains age 59-1/2, separates from service, dies or becomes totally and permanently disabled (within the meaning of Section 72(m)(7) of the Code) or

o	in the case of hardship. A hardship distribution must be of employee contributions only and not of any income attributable to such contributions.

Section 403(b)(11) does not apply to distributions attributable to assets held as of December 31, 1988. Thus, it appears that the law's restrictions would apply only to distributions attributable to contributions made after 1988, to earnings on those contributions, and to earnings on amounts held as of December 31, 1988. The Internal Revenue Service has indicated that the distribution restrictions of Section 403(b)(11) are not applicable when TSA funds are being transferred tax-free directly to another TSA issuer, provided the transferred funds continue to be subject to the Section 403(b)(11) distribution restrictions.

If you have requested a distribution from a Certificate, we will notify you if all or part of such distribution is eligible for rollover to another TSA or to an individual retirement annuity or account (IRA). Any amount eligible for rollover treatment will be subject to mandatory federal income tax withholding at a 20% rate unless you direct us in writing to transfer the amount as a direct rollover to another TSA or IRA.

Individual Retirement Annuities

Sections 408(b) and 408A of the Code permit eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" and "Roth IRA", respectively. These individual retirement annuities are subject to limitations on the amount which may be contributed, the persons who may be eligible to contribute, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into a Section 408(b) Individual Retirement Annuity.

Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Certificate to provide benefits under the plans.

Deferred Compensation Plans with Respect to Service for State and Local Governments

Section 457 of the Code, while not actually providing for a Qualified Plan as that term is normally used, provides for certain deferred compensation plans that enjoy special income tax treatment with respect to service for tax-exempt organizations, state governments, local governments, and agencies and instrumentalities of such governments. The Certificate can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. However, all such investments are owned by and subject to the claims of general creditors of the sponsoring employer.

Annuity Purchases by Nonresident Aliens

The discussion above provides general information regarding federal income tax consequences to annuity purchasers who are U.S. citizens or resident aliens. Purchasers who are not U.S. citizens or are resident aliens will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower rate applies in a U.S. treaty with the purchaser's country. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

VARIABLE ACCOUNT VOTING PRIVILEGES

In accordance with our view of present applicable law, we will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Eligible Funds in our own right, we may elect to do so.

You have the voting interest under a Certificate prior to the Income Date. The number of shares held in each Sub-account which are attributable to you is determined by dividing your Variable Account Value in each Sub-account by the net asset value of the applicable share of the Eligible Fund. The payee has the voting interest after the Income Date under an annuity payment option. The number of shares held in the Variable Account which are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

We will determine the number of shares in which a person has a voting interest as of the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Fund. We will solicit voting instructions in writing prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having a voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions.

SALES OF THE CERTIFICATES

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Keyport Financial Services Corp. ("KFSC"), our indirect subsidiary, serves as the principal underwriter for the Certificate described in this prospectus. Salespersons who represent us as variable annuity agents will sell the Certificates. Such salespersons are also registered representatives of broker/dealers who have entered into selling agreements with KFSC. KFSC is registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. It is located at 125 High Street, Boston, Massachusetts 02110.

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A dealer selling the Certificate may receive up to 7.00% of purchase payments, and additional compensation later based on the Certificate Value attributable to those payments. The percentage may increase to 8.00% during certain time periods Keyport and KFSC select. In addition, under certain circumstances, we or certain of our affiliates, under a marketing support agreement with KFSC, may pay certain sellers for other services not directly related to the sale of the Certificates, such as special marketing support allowances.

We may sell Certificates with lower or no dealer compensation to a person who is an officer, director, or employee of ours or an affiliate of ours or to any Qualified Plan established for such a person. Such Certificates may be different from the Certificates sold to others in that they are not subject to the deduction for the certificate maintenance charge, the asset-based distribution charge or the surrender charge and they have a mortality and expense risk charge of 0.35% per year.

We may sell Certificates with lower or no dealer compensation as part of an exchange program for other fixed ("Old FA") and variable ("Old VA") annuity contracts we previously issued. A Certificate issued in exchange for an Old VA that has a contingent deferred sales charge provision will be issued with an exchange endorsement. One effect of the endorsement is that we will not assess a surrender charge under the Old VA at the time of the exchange. The exchange endorsement provides that we will calculate any surrender charge assessed under the Certificate in relation to the initial purchase payment (i.e., the amount exchanged) based on the actual time of each purchase payment under the Old VA. The endorsement also provides that we will not refund the amount described in "Right to Revoke" if the Certificate is returned. Instead, we will return the Old VA to the owner and treat it as if no exchange had occurred.

Under any exchange program of ours, we treat the exchange as being income-tax free. Before making any exchange, you should consult a competent tax advisor and, for Old VA to Certificate exchanges, you also should consider the differences between the two variable annuities, including the Sub-account selections.

You may make an exchange to a Certificate if we are making variable annuity payments for a fixed number of years under an Old VA. Under your Certificate, the Income Date will be the date of the next scheduled payment under the Old VA and the payment period will be the payment period remaining under the Old VA. On the Certificate Date of your new Certificate, the present value of the remaining annuity payments under the Old VA will be allocated to the Sub-account(s) you select under the Certificate and the amount of future variable annuity payments under your Certificate will be based upon the investment return of those Sub-accounts(s). From the Certificate Date to the Income Date, we will treat your Certificate as one under which periodic annuity payments have begun, and not one that has values based on Accumulation Units. Other than the change in Sub-account allocation described above, we do not permit you to make any changes as you exchange from the Old VA to your Certificate.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the Principal Underwriter are a party. We are engaged in various kinds of routine litigation which, in our judgment, is not of material importance in relation to our total capital and surplus.

INQUIRIES BY CERTIFICATE OWNERS

You may write us with questions about your Certificate to Keyport Life Insurance Company, Client Service Department, 125 High Street, Boston, MA 02110, or call (800) 367-3653.

TABLE OF CONTENTS-STATEMENT OF ADDITIONAL INFORMATION

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APPENDIX A

THE FIXED ACCOUNT (ALSO KNOWN AS THE MODIFIED GUARANTEED ANNUITY ACCOUNT)

Introduction

This appendix describes the Fixed Account option available under the Certificate.

Fixed Account Values are subject to a limited market value adjustment. The adjustment may result in an increase or decrease in amounts transferred and amounts paid to you or other payees (including withdrawals, surrenders, death benefits, and amounts applied to purchase annuity payments). However, a market value adjustment will not reduce the interest rate applied to amounts you allocate to a Guarantee Period to less than 3% per year. Payments made from Fixed Account Values at the end of a Guarantee Period are not subject to the limited market value adjustment.

Any purchase payments you allocate to the Fixed Account option become part of our general account. Because of provisions in the securities laws, our general account including the Fixed Account, are not subject to regulation under the Securities Act of 1933 or the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in the prospectus relating to the general account and the Fixed Account option.

Allocations to the Fixed Account

We will allocate purchase payments to the Fixed Account according to your selection in the application. Your selection must specify the percentage of the purchase payment you want to allocate to each Guarantee Period. The percentage, if not zero, must be at least 5%. You may change the allocation percentages without any charges. You must make allocation changes in writing unless you have, in writing, authorized us to accept telephone allocation instructions. By authorizing us to accept telephone changes, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix B. We will notify you in advance of any changes.

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Each Guarantee Period currently offered is available for initial and subsequent purchase payments and for transfers of Certificate Value. We currently offer Guarantee Periods of 1, 3, 5, and 7 years. We may change at any time the number and/or length of Guarantee Periods we offer. If we no longer offer a particular Guarantee Period, the existing Fixed Account Value in that Guarantee Period will remain until the end of the period. At that time, you must select a different Guarantee Period Fixed Account option.

Capital Protection Plus

We offer a capital protection plus program. Under this program, we allocate part of your purchase payment to the Guarantee Period Fixed Account option you select. Currently, you may only select the 7-year Guarantee Period Fixed Account option.

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Based on the length of the period and the period's interest rate, we determine how much of your purchase payment must be allocated to the Guarantee Period so that, at the end of the Guarantee Period, the allocated amount plus interest will be equal to your total purchase payment. We will allocate the rest of your purchase payment to the Sub-account(s) of the Variable Account based on your allocation instructions.

For example, assume you choose the 7-year Guarantee Period and we receive your purchase payment of $10,000 when the interest rate for the Guarantee Period is 6.75% per year. We will allocate $6,331 to that Guarantee Period, because $6,331 will increase, at the interest rate of 6.75%, to $10,000 after seven years. The remaining $3,669 of the payment will be allocated to the Sub-account(s) you select.

If you surrender or transfer any part of the Fixed Account Value before the end of the Guarantee Period, the value at the end of that period will not equal your original purchase payment amount.

Fixed Account Value

Fixed Account Value is equal to:
o	all purchase payments allocated or amounts transferred to the Fixed Account plus the interest credited on those payments or amounts transferred; less

o	any prior partial withdrawals or transfers from the Fixed Account, including any applicable charges.

Interest Credits

We credit interest daily. The interest we credit is based on an annual compound interest rate. It is credited to purchase payments allocated to the Fixed Account at rates we declare for Guarantee Periods of one or more years from the month and day of allocation. Any rate we set will be at least 3% per year.

Our interest crediting method may result in each of your Guarantee Periods being subject to different rates. For purposes of this section, we treat Variable Account Value transferred to the Fixed Account and Fixed Account Value that is renewed or transferred to another Guarantee Period as a purchase payment allocation.

Application of Market Value Adjustment

No market value adjustment applies to Guarantee Periods of less than three years.

A market value adjustment applies to any Fixed Account Value surrendered, withdrawn, transferred, or applied to an Annuity Option from a Guarantee Period of three years or more, unless:
o	the transaction occurs at the end of the Guarantee Period, or

o	the Certificate is surrendered for the Death Benefit after the death of a Covered Person.

We apply the market value adjustment before we deduct any applicable surrender charges or taxes.

If a market value adjustment applies to a surrender or the application to an Annuity Option, we will add or deduct any positive or negative market value adjustment amount, respectively, to your Certificate Value.

If a market value adjustment applies to either a partial withdrawal or a transfer, we will add or deduct any positive or negative market value adjustment, respectively, to, the partial withdrawal or transfer amount after we have deducted the requested withdrawal or transfer amount from the Fixed Account Value. This means that the net amount may be more or less than the amount requested.

Effect of Market Value Adjustment

A market value adjustment reflects the change in prevailing current interest rates since the beginning of a Guarantee Period. The market value adjustment may be positive or negative. Any negative adjustment may be limited in amount (see "Market Value Adjustment Factor" below).

Generally, if the treasury rate (see "Treasury Rates" below) for your Guarantee Period is lower than the treasury rate for a new Guarantee Period with a length equal to the time remaining in your Guarantee Period, the market value adjustment will be negative and it will result in a reduction of the amount surrendered, withdrawn, transferred, or applied to an Annuity Option.

On the other hand, if the treasury rate for your Guarantee Period is higher than the treasury rate for a new Guarantee Period with a length equal to the time remaining in your Guarantee Period, then the market value adjustment will be positive and it will result in an increase in the amount surrendered, withdrawn, transferred, or applied to an Annuity Option.

Market Value Adjustment Factor

We compute the market value adjustment for each of your Guarantee Periods by multiplying the applicable amount surrendered, withdrawn, transferred, or applied to an Annuity Option, by the market value adjustment factor. The market value adjustment factor is calculated as the larger of formulas (a) and (b):

(a) (1+a)/(1+b)(n/12)-1

where:

"a" is the treasury rate for the initial number of years in your Guarantee Period;

"b" is the treasury rate for a period equal to the time remaining (rounded up to the next whole number of 12-month periods) to the expiration of your Guarantee Period; and

"n" is the number of complete Guarantee Period Months remaining before the expiration of your Guarantee Period.

(b) (1.03)/(1+i)(y+d/#)-1

where:

"i" is the guaranteed interest rate for your Guarantee Period;

"y" is the number of complete 12-month periods that have elapsed in your Guarantee Period;

"d" is the number of calendar days since the end of the last complete 12-month period in your Guarantee Period or, if "y" is zero, the number of calendar days since the start of your Guarantee Period; and

"#" is the number of calendar days in the current 12-month period of your Guarantee Period, which is generally 365 days.

As stated above, the formula (b) amount will apply only if it is greater than the formula (a) amount. This will occur only when the formula (a) amount is negative and the formula (b) amount is a smaller negative number. Under these conditions, formula a's full (normal) negative market value adjustment will be limited to the extent that adjustment would decrease your Guarantee Period's Fixed Account Value below the following amount:

(i)	the amount allocated to your Guarantee Period; less
(ii)	any prior systematic or partial withdrawal amounts and amounts transferred; less
(iii)	interest on the above items (i) and (ii) credited annually at a rate of 3% per year.

Treasury Rates

The treasury rate for a Guarantee Period is the interest rate in the Treasury Constant Maturity Series, as published by the Federal Reserve Board, for a maturity equal to the number of years specified in "a" and "b" in formula (a) above. Weekly series are published at the beginning of the following week. The Determination Dates are the last business day before the 1st and 15th of each calendar month.

To determine the "a" treasury rate, we use the weekly series first published on or after the most recent Determination Date that occurs on or before the Start Date for the Guarantee Period. If the Start Date is the same as the Determination Date or the date of publication, or any date in between, we instead use the weekly series first published after the prior Determination Date. To determine the "b" treasury rate, we use the weekly series first published on or after the most recent Determination Date which occurs on or before the date on which the market value adjustment factor is calculated. If the calculation date is the same as the Determination Date or the date of publication, or any date in between, we will instead use the weekly series first published after the prior Determination Date.

If the number of years and or 12-month periods specified in "a" or "b" is not equal to a maturity in the Treasury Constant Maturity Series, we determine the treasury rate by straight line interpolation between the interest rates of the next highest and next lowest maturities.

If the Treasury Constant Maturity Series becomes unavailable, we will adopt a comparable constant maturity index. If such a comparable index is not available, we will replicate calculation of the Treasury Constant Maturity Series Index based on U.S. Treasury Security coupon rates.

End of A Guarantee Period

We will notify you in writing at least 30 days prior to the end of each of your Guarantee Periods. At the end of your Guarantee Period, we will automatically transfer your Guarantee Period's Fixed Account Value to the Stein Roe Money Market Sub-account unless we have received:

o	your election of a new Guarantee Period from among those we offer at that time; or

o	your instructions to transfer the ending Fixed Account Value to one or more Sub-accounts of the Variable Account.

You may not elect a new Guarantee Period that is longer than the number of years remaining until the Income Date.

Transfers of Fixed Account Value

You may transfer Fixed Account Value from one of your Guarantee Periods to another or to one or more Sub-accounts of the Variable Account subject to any applicable market value adjustment. If the Fixed Account Value represents multiple Guarantee Periods, your transfer request must specify from which values you want the transfer made.

The Certificate allows us to limit the number of transfers you may make in a specified time period. Currently, we generally limit Variable Account and Fixed Account transfers to unlimited transfers per calendar year with a $500,000 per transfer dollar limit. See "Transfer of Variable Account Value" and "Limits on Transfers". These limitations will not apply to any transfer made at the end of a Guarantee Period. We will notify you prior to changing the current limitations.

You must request transfers in writing unless you have authorized us in writing to accept telephone transfer instructions from you or from a person acting on your behalf as an attorney-in-fact under a power of attorney. By authorizing us to accept telephone transfer instructions, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix B. If you have authorized telephone transfers, you will be notified in advance of any changes. A person acting on your behalf as an attorney-in-fact under a power of attorney may request transfers in writing.

If we receive your transfer requests before 4:00 PM Eastern Time, or any other time for the close of trading on the New York Stock Exchange, we will execute them at the close of business that day. Any requests we receive later, we will execute at the close of the next business day.

If you transfer 100% of a Guarantee Period's value and your current allocation for purchase payments includes that Guarantee Period, we will automatically change the allocation formula for future purchase payments unless you instruct otherwise. For example, if the allocation formula is 50% to the One-Year Guarantee Period and 50% to Sub-account A and you transfer all Fixed Account Value to Sub-account A, we will change the allocation formula to 100% to Sub-account A.

APPENDIX B

TELEPHONE INSTRUCTIONS

Telephone Transfers of Certificate Values

1. If there are joint Certificate Owners, both must authorize us to accept telephone instructions but either Certificate Owner may give us telephone instructions.

2. All callers must identify themselves. We reserve the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to our satisfaction.

3. Neither we nor any person acting on our behalf shall be subject to any claim, loss, liability, cost or expense if we or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent. However, we will employ reasonable procedures to confirm that a telephone instruction is genuine and, if we do not, we may be liable for losses due to an unauthorized or fraudulent instruction. You thus bear the risk that an unauthorized or fraudulent instruction we execute may cause your Certificate Value to be lower than it would be had we not executed the instruction.

4. We record all conversations with disclosure at the time of the call.

5. The application for the Certificate may allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as durable in nature and it shall not be affected by your subsequent incapacity, disability or incompetency. Either we or the authorized person may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act executed in good faith reliance upon a power of attorney.

6. Telephone authorization shall continue in force until:
o	we receive your written revocation,
o	we discontinue the privilege, or
o	we receive written evidence that you have entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

7. If we receive telephone transfer instructions at 800-367-3653 before 4:00 P.M. Eastern Time or other close of trading on the New York Stock Exchange, they will be initiated that day based on the unit value prices calculated at the close of that day. We will initiate instructions we receive after the close of trading on the NYSE on the following business day.

8. Once we accept instructions, they may not be canceled.

9. You must make all transfers in accordance with the terms of the Certificate and current prospectus. If your transfer instructions do not conform to these terms, we will not execute the transfer and will notify the caller within 48 hours.

10. If you transfer 100% of any Sub-account's value and the allocation formula for purchase payments includes that Sub-account, then we will change the allocation formula for future purchase payments accordingly unless we receive telephone instructions to the contrary. For example, if the allocation formula is 50% to Sub-account A and 50% to Sub-account B and you transfer all of Sub-account A's value to Sub-account B, we will change the allocation formula to 100% to Sub-account B unless you instruct us otherwise.

Telephone Changes to Purchase Payment Allocation Percentages

Numbers 1-6 above are applicable.

APPENDIX C

SYSTEMATIC WITHDRAWAL PROGRAM

Payment Type

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There are three payment types available under all Certificates (#1-3) and three that are available only if the owner is under age 58-1/2 at time of the first payment (#4-6). We will not set up any payment type you select if we determine that the first payment amount will be less than $100.
1.

Percentage Method. Each Certificate Year we pay you equal periodic payments based on the annual withdrawal of a specified percentage of your Certificate Value. The percentage you select may not exceed 10%. We annually redetermine the amount of your equal periodic payments.

To determine your equal periodic payment amount, we first multiply the selected percentage times your Certificate Value on the date of your first payment in each Certificate Year. We then divide that amount by the number of periods in a year. We recalculate the amount of your equal periodic payments at the beginning of each Certificate Year based on your Certificate Value at that time.

In the first Certificate Year of your participation in our Systematic Withdrawal Program, we calculate your equal periodic payments as described above, but we will only make as many payments as there are periods left in the Certificate Year. For example, if at the beginning of a Certificate Year your Certificate Value was $120,000 and you wanted to withdraw 10% in equal monthly payments, we would pay you $12,000 in 12 monthly payments of $1,000 each. However, if you started your Systematic Withdrawal Program three months into that Certificate Year, we would pay you $9,000 in 9 monthly payments of $1,000 each, and then we would recalculate your monthly payment amount. Accordingly, you would receive less than 10% of your Certificate Value in the first Certificate Year of your participation in this program.

2.

Earnings Method. The payment amount is calculated at the time of each withdrawal by subtracting from the current Certificate Value (a) for the first withdrawal, the Certificate Value from one payment period prior (e.g., if the frequency is quarterly, the Certificate Value would be from three months prior) and (b) for each subsequent withdrawal, the Certificate Value at the time of the prior withdrawal. No payment will be made if the calculation amount is zero or less and payments will resume only when the calculation amount is greater than zero.

3.

Net Amount Method. You specify a set dollar amount for each withdrawal of at least $100. In the event a surrender charge is applicable to all or part of a withdrawal because your specified amount exceeds the "free withdrawal amounts", we will increase the withdrawal amount in order to create a net withdrawal amount equal to your specified amount.

4.

IRS Amortization Method. The systematic withdrawal amount will remain the same during the entire life expectancy period. We will calculate the payment amount based on the amortization method described in IRS Notice 89-25 (Q&A-12), using your Certificate Value on the date of the first payment, either your life expectancy or the joint life and last survivor expectancy of you and your designated beneficiary based on your attained age(s) on the date of the first payment, and an interest rate on the date of the first payment that is not in excess of a reasonable rate. We will use the IRS's 120% Mid-Term Applicable Federal Rate for the month in which distributions start unless you direct that a lower rate be used.

5.

IRS Annuity Factor Method. The systematic withdrawal amount will remain the same during the entire life expectancy period. We will calculate the payment amount based on the annuity factor method described in IRS notice 89-25 (Q&A-12), using your Certificate Value on the date of the first payment and an annuity factor, which is the present value of an annuity of $1 per year beginning at your attained age and continuing for your life. We derive the annuity factor using both a reasonable mortality table and reasonable interest rate. For the mortality table we will use UP-1984 unless you direct that either IRS Table V or IRS 90CM be used. For the interest rate, we will use the IRS's 120% Mid-Term Appicable Federal Rate for the month in which distributions start unless you direct that a lower rate be used.

6.

IRS Minimum Distribution Method. The systematic withdrawal amount will change each year during the life expectancy period. We will calculate the annual payment amount based on the minimum distribution method described in IRS Notice 89-25 (Q&A-12), by dividing your current Certificate Value at the time of each year's calculation by either your then current life expectancy or the then current joint life and last survivor expectancy of you and your designated beneficiary. The initial calculation of the annual payment amount will occur on the date of the first payment and each succeeding year's calculation will occur one year later. The annual payment calculated each year will be paid out in equal payments according to the frequency option chosen.

Payment Frequency and First Payment Date

You may request that withdrawals be made monthly, quarterly, semi-annually or annually. If, however, your selected payment frequency will create a withdrawal amount of less than $100, we will reduce the frequency of payments to an interval that will result in the withdrawal being at least $100.

Unless you select a later date by written request, the date of the first withdrawal will be (a) one payment period after the Certificate Date if you request systematic withdrawals at the time of your initial purchase payment or (b) one payment period after we receive your written request to begin systematic withdrawals. If, however, your written request is for an IRS Method (#4-6) and you made a partial withdrawal in the same Certificate Year, then the first withdrawal shall instead be on the next Certificate Anniversary.

Federal Income Tax Withholding

The taxable portion of withdrawals you receive from your Certificate is subject to 10% federal income tax withholding unless you elect not to have withholding apply. Any withholding will be deducted from the payment amount calculated under the payment type in effect.

You may elect not to have withholding apply to withdrawal payments by signing and dating an election of no withholding. You are liable for payment of federal income tax on the taxable portion of your withdrawal. You also may be subject to tax penalties if your withholding and estimated tax payments are not sufficient.

If you want federal income tax withholding to apply, please sign and date an election of withholding. Your election to withhold or to not withhold will remain in effect until you revoke it. You may revoke it at any time.

Direct Deposit of Payments

If you request direct deposit of systematic withdrawals to your checking or savings account, we will use our best effort to ensure that the correct amount is credited to your account within three business days of the payment date. If we transfer less than the correct amount, any shortfall will be corrected in full with the next transfer. If we transfer more than the correct amount or duplicate a transfer in error, any excess or duplicate amount, unless repaid to us in one sum, will be deducted from future transfers until we are repaid in full.

Important Income Tax Information

Payment Types 1-3. Systematic withdrawals will be taxed under the regular rules applicable to surrenders and not under the special exclusion ratio/amount rules applicable to annuity payments. All or part of each withdrawal may thus be taxable. In addition, anyone under the age of 59-1/2 at the time of a withdrawal may also be subject to a 10% federal income tax penalty on the taxable portion of the withdrawal. Our reporting to the Internal Revenue Service will be based on our opinion of the taxable amount and whether the penalty tax applies.

Payment Types 4-6. Based on Internal Revenue Service (IRS) requirements, we will report to the IRS that systematic withdrawals under IRA Certificates are 100% taxable. Under other Certificates, our reporting will be based on our opinion of the taxable amount. Under all Certificates, it is our opinion under current federal income tax laws that the withdrawals will not be subject to an additional 10% federal income penalty tax because they will be part of a series of substantially equal periodic payments made for your life expectancy or joint life expectancy of you and your designated beneficiary. We will thus report to the IRS that no penalty tax applies. If, however, you end systematic withdrawals before the later of your attaining age 59-1/2 or five years after the first payment, you will then be subject to both retroactive 10% federal penalty taxes on all systematic withdrawals made before 59-1/2 and federal interest penalties on those taxes. Unlike you, we may not end your systematic withdrawals before your retroactive penalty tax period has expired.

Other Systematic Withdrawal Conditions

Under payment types #1-3, if any withdrawal would cause your Certificate Value to be reduced below the minimum value specified in your Certificate, that withdrawal will not be made and will contact you about modifying the withdrawal amount and/or the payment frequency so that withdrawals may resume. Your systematic withdrawals will continue until we receive your written revocation, we discontinue the program, or the annuitant or an owner dies. Once authorization terminates, systematic withdrawals cannot be resumed again until after the next Certificate Anniversary. At that time a new systematic withdrawal request form will be required. All additional withdrawals after termination will be treated as regular withdrawals and surrender charges may apply .

Under payment types #4-6, you may not make a withdrawal outside the program or surrender the Certificate during the period of systematic withdrawals. Also, you may not make any additional purchase payments to the Certificate. Your systematic withdrawals will continue in force until we receive your written revocation, you die, or we discontinue the program after the later of your attaining age 59-1/2 or five years after your first payment. Once your authorization terminates, systematic withdrawals may not be resumed. All additional withdrawals after termination will be treated as regular withdrawals and surrender charges may apply.

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For other information of a general nature, including circumstances under which the surrender charge and/or the Fixed Account market value adjustment may apply to any withdrawals, see "Systematic Withdrawal Program" under "OTHER SERVICES".

Distributed by:

Keyport Financial Services Corp.

125 High Street, Boston, MA 02110-2712

Issued by:

Keyport Life Insurance Company

125 High Street, Boston, MA 02110-2712

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KAC.PROS	2236.5/2001

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Yes. I would like to receive the Keyport Advisor Charter Variable Annuity Statement of Additional Information.

Yes. I would like to receive the Statement of Additional Information for the Eligible Funds of:

AIM Variable Insurance Funds, Inc.

The Alger American Fund

Alliance Variable Products Series Fund, Inc.

Liberty Variable Investment Trust

SteinRoe Variable Investment Trust

Franklin Templeton Variable Insurance Products Trust

Name

Address

City

State

Zip

BUSINESS REPLY MAIL

FIRST CLASS MAIL PERMIT NO. 6719 BOSTON, MA

POSTAGE WILL BE PAID BY ADDRESSEE

KEYPORT LIFE INSURANCE CO.

125 HIGH STREET

BOSTON, MA 02110-2712

NO POSTAGE

NECESSARY

IF MAILED

IN THE

UNITED STATES

PART B

STATEMENT OF ADDITIONAL INFORMATION

GROUP AND INDIVIDUAL FLEXIBLE PURCHASE PAYMENT

DEFERRED VARIABLE ANNUITY CONTRACT

ISSUED BY

VARIABLE ACCOUNT A

OF

KEYPORT LIFE INSURANCE COMPANY ("Keyport")

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This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Keyport Advisor Charter variable annuity prospectus dated May 1, 2001. The SAI is incorporated by reference into the prospectus. The prospectus is available, at no charge, by writing Keyport at 125 High Street, Boston, MA 02110 or by calling (800) 437-4466.

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TABLE OF CONTENTS

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The date of this statement of additional information is May 1, 2001.

KACH2001.SAI

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KEYPORT LIFE INSURANCE COMPANY

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Liberty Mutual Insurance Company ("Liberty Mutual"), a multi-line insurance company, is the ultimate corporate parent of Keyport. Liberty Mutual ultimately controls Keyport through the following intervening holding company subsidiaries: Liberty Mutual Equity Corporation, LFC Holdings Inc., Liberty Corporate Holdings, Inc., LFC Management Corporation and Liberty Financial Companies, Inc. ("LFC"). Liberty Mutual, as of December 31, 2000, owned, indirectly, approximately 71% of the combined voting power of the outstanding stock of LFC (with the balance being publicly held). For additional information about Keyport, see page 11 of the prospectus.

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VARIABLE ANNUITY BENEFITS

Variable Annuity Payment Values

For each variable payment option, the total dollar amount of each periodic payment will be equal to: (a) the sum of all Sub-Account payments; less (b) the pro-rata amount of the annual Certificate Maintenance Charge.

The first payment for each Sub-Account will be determined by deducting any applicable Certificate Maintenance Charge and any applicable state premium taxes and then dividing the remaining value of that Sub-Account by $1,000 and multiplying the result by the greater of: (a) the applicable factor from the Certificate's annuity table for the particular payment option; or (b) the factor currently offered by Keyport at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

The number of Annuity Units for each Sub-Account will be determined by dividing such first payment by the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the first payment. The number of Annuity Units remains fixed for the annuity payment period. Each Sub-Account payment after the first one will be determined by multiplying (a) by (b), where: (a) is the number of Sub-Account Annuity Units; and (b) is the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the particular payment.

Variable annuity payments will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect annuity payments, Keyport uses an Annuity Unit value. Each Sub-Account has its own Annuity Units and value per Unit. The Annuity Unit value applicable during any Valuation Period is determined at the end of such period.

When Keyport first purchased Eligible Fund shares on behalf of the Variable Account, Keyport valued each Annuity Unit for each Sub-Account at a specified dollar amount. The Unit value for each Sub-Account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. (See "Net Investment Factor" in the prospectus.) This factor may be greater or less than 1.0; therefore, the Annuity Unit may increase or decrease from Valuation Period to Valuation Period. For each assumed annual investment rate (AIR), Keyport calculates a net investment factor for each Sub-Account by dividing (a) by (b), where:
(a)	is equal to the net investment factor as defined in the prospectus without any deduction for the Distribution Charge defined in (c)(ii) of the net investment factor formula; and
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(b)

is the assumed investment factor for the current Valuation Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the assumed annual investment rate (AIR). The AIR for Annuity Units based on the Certificate's annuity tables is 6% per year (3% per year for Florida Certificates and 5% per year for Oregon and Texas Certificates). An AIR of 3% per year is also currently available upon Written Request.

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With a particular AIR, payments after the first one will increase or decrease from month to month based on whether the actual annualized investment return of the selected Sub-Account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed AIR percentage. If a given amount of Sub-Account value is applied to a particular payment option, the initial payment will be smaller if a 3% AIR is selected instead of a 6% AIR but, all other things being equal, the subsequent 3% AIR payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage. For example, consider what would happen if the actual annualized investment return (see the first sentence of this paragraph) is 9%, 6%, 3%, or 0% between the time of the first and second payments. With an actual 9% return, the 3% AIR and 6% AIR payments would both increase in amount but the 3% AIR payment would increase by a larger percentage. With an actual 6% return, the 3% AIR payment would increase in amount while the 6% AIR payment would stay the same. With an actual return of 3%, the 3% AIR payment would stay the same while the 6% AIR payment would decrease in amount. Finally, with an actual return of 0%, the 3% AIR and 6% AIR payments would both decrease in amount but the 3% AIR payment would decrease by a smaller percentage. Note that the changes in payment amounts described above are on a percentage basis and thus do not illustrate when, if ever, the 3% AIR payment amount might become larger than the 6% AIR payment amount. Note though that if Option A (Income for a Fixed Number of Years) is selected and payments continue for the entire period, the 3% AIR payment amount will start out being smaller than the 6% AIR payment amount but eventually the 3% AIR payment amount will become larger than the 6% AIR payment amount.

Re-Allocating Sub-Account Payments

The number of Annuity Units for each Sub-Account under any variable annuity option will remain fixed during the entire annuity payment period unless the payee makes a written request for a change. Currently, a payee can instruct Keyport to change the Sub-Account(s) used to determine the amount of the variable annuity payments unlimited times every 12 months. The payee's request must specify the percentage of the annuity payment that is to be based on the investment performance of each Sub-Account. The percentage for each Sub-Account, if not zero, must be at least 5% and must be a whole number. At the end of the Valuation Period during which Keyport receives the request, Keyport will: (a) value the Annuity Units for each Sub-Account to create a total annuity value; (b) apply the new percentages the payee has selected to this total value; and (c) recompute the number of Annuity Units for each Sub-Account. This new number of units will remain fixed for the remainder of the payment period unless the payee requests another change.

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SAFEKEEPING OF ASSETS

Keyport acts as custodian for, and is responsible for the safekeeping of, the assets of the Variable Account. Keyport has responsibility for providing all administration of the Certificates and the Variable Account. This administration includes, but is not limited to, preparation of the Contracts and Certificates, maintenance of Certificates Owners' records, and all accounting, valuation, regulatory and reporting requirements.

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PRINCIPAL UNDERWRITER

The Contract and Certificates, which are offered continuously, are distributed by Keyport Financial Services Corp. ("KFSC"), a wholly-owned indirect subsidiary of Keyport.

EXPERTS

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Ernst & Young LLP, independent auditors, have audited our consolidated financial statements at December 31, 2000 and 1999, and for each of the three years in the period ended December 31, 2000, and the financial statements of the Variable Account at December 31, 2000 and for each of the two years in the period ended December 31, 2000, as set forth in their reports. We've included our financial statements in the statement of additional information in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing. Their principal office is located at 200 Clarendon Street, Boston, Massachusetts.

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INVESTMENT PERFORMANCE

The Variable Account may from time to time quote performance information concerning its various Sub-Accounts. A Sub-Account's performance may also be compared to the performance of sub-accounts used with variable annuities offered by other insurance companies. This comparative information may be expressed as a ranking prepared by Financial Planning Resources, Inc. of Miami, FL (The VARDS Report), Lipper Analytical Services, Inc., or by Morningstar, Inc. of Chicago, IL (Morningstar's Variable Annuity Performance Report), which are independent services that compare the performance of variable annuity sub-accounts. The rankings are done on the basis of changes in accumulation unit values over time and do not take into account any charges (such as distribution charges or administrative charges) that are deducted directly from Certificate values.

Ibbotson Associates of Chicago, IL provides historical returns from 1926 on capital markets in the United States. The Variable Account may quote the performance of its Sub-Accounts in conjunction with the long-term performance of capital markets in order to illustrate general long-term risk versus reward investment scenarios. Capital markets tracked by Ibbotson Associates include common stocks, small company stocks, long-term corporate bonds, long-term government bonds, U.S. Treasury Bills, and the U.S. inflation rate. Historical total returns are determined by Ibbotson Associates for: Common Stocks, represented by the Standard and Poor's Composite Stock Price Index (an unmanaged weighted index of 90 stocks prior to March 1957 and 500 stocks thereafter of industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market); Small Company Stocks, represented by the fifth capitalization quintile (i.e., the ninth and tenth deciles) of stocks on the New York Stock Exchange for 1926-1981 and by the performance of the Dimensional Fund Advisors Small Company 9/10 (for ninth and tenth deciles) Fund thereafter; Long Term Corporate Bonds, represented beginning in 1969 by the Salomon Brothers Long-Term High-Grade Corporate Bond Index, which is an unmanaged index of nearly all Aaa and Aa rated bonds, represented for 1946-1968 by backdating the Salomon Brothers Index using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers in computing its Index, and represented for 1925-1945 through the use of the Standard and Poor's monthly High-Grade Corporate Composite yield data, assuming a 4% coupon and a 20-year maturity; Long-Term Government Bonds, measured each year using a portfolio containing one U.S. government bond with a term of approximately twenty years and a reasonably current coupon; U.S. Treasury Bills, measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the shortest-term bill having not less than one month to maturity; Inflation, measured by the Consumer Price Index for all Urban Consumers, not seasonably adjusted, since January, 1978 and by the Consumer Price Index before then. The stock capital markets may be contrasted with the corporate bond and U.S. government securities capital markets. Unlike an investment in stock, an investment in a bond that is held to maturity provides a fixed rate of return. Bonds have a senior priority to common stocks in the event the issuer is liquidated and interest on bonds is generally paid by the issuer before it makes any distributions to common stock owners. Bonds rated in the two highest rating categories are considered high quality and present minimal risk of default. An additional advantage of investing in U.S. government bonds and Treasury bills is that they are backed by the full faith and credit of the U.S. government and thus have virtually no risk of default. Although government securities fluctuate in price, they are highly liquid.

Average Annual Total Return for a Certificate that is Surrendered

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The tables below provide performance results for each Sub-Account through December 31, 2000. The results shown in this section are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Certificate Owner.

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The following tables were calculated using the method prescribed by the Securities and Exchange Commission. They illustrate each Sub-Account's average annual total return over the periods shown assuming a single $1,000 initial purchase payment and the surrender of the Certificate at the end of each period. The Sub-Account's average annual total return is the annual rate that would be necessary to achieve the ending value of an investment kept in the Sub-Account for the period specified. The first table uses the inception date of the Certificate's Sub-Accounts while the second table assumes the Certificate was available prior to that date on the Funds' inception date.

Each calculation assumes that the $1,000 initial purchase payment was allocated to only one Sub-Account and no transfers or additional purchase payments were made. The rate of return reflects all charges assessed against a Certificate and the Sub-Account except for any premium taxes that may be payable. The charges reflected are: a Contingent Deferred Sales Charge that applies when the hypothetical Certificate is surrendered; the annual 1.25% Mortality and Expense Risk Charge; the annual 0.15% distribution charge; and, on an allocated basis, the Certificate's Certificate Maintenance Charge that is deducted at the end of each year and upon surrender. The Contingent Deferred Sales Charge used in the calculations for a particular Sub-Account is equal to the percentage charge in effect at the end of the period multiplied by the assumed $1,000 payment. The percentage charge declines from 7% to 1% over 7 years by 1% per year.

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	Average Annual Total Return for a
	Certificate Surrendered on 12/31/00
	Hypothetical $1,000 Purchase Payment*

	Length of Investment Period

	One	Three	Five	Ten	Since Sub-Account
Sub-Account	Year	Years	Years	Years	Inception Shown
AIM Capital Appreciation	-17.41%	N/A	N/A	N/A	11.82%(05/19/98)
AIM Value	-20.87%	N/A	N/A	N/A	-7.36%(07/01/99)
Alger Growth	-20.99%	16.42%	N/A	N/A	17.73%(11/18/96)
Alger Small Cap**	-32.51%	3.73%	N/A	N/A	5.73%(11/18/96)
Alliance Global Bond	-6.39%	-0.17%	N/A	N/A	-0.35%(11/18/96)
Alliance Premier Growth	-22.85%	14.98%	N/A	N/A	19.36%(11/18/96)
Alliance Technology	-27.39%	N/A	N/A	N/A	6.09%(07/01/99)
Colonial Global Equity	-22.00%	N/A	N/A	N/A	-11.91%(07/01/99)
Colonial High Yield Securities	13.68%	N/A	N/A	N/A	-6.29%(05/19/98)
Colonial Int'l Horizons	-25.45%	N/A	N/A	N/A	-8.81%(07/01/99)
Colonial Small Cap Value	11.24%	N/A	N/A	N/A	0.25%(05/19/98)
Colonial Strategic Income	-7.24%	-0.17%	N/A	N/A	2.21%(11/18/96)
Colonial U.S. Growth & Income	-3.82%	9.04%	N/A	N/A	14.18%(11/18/96)
Crabbe Huson Real Estate	8.48%	N/A	N/A	N/A	-2.70%(07/01/99)
Liberty All-Star Equity	-1.29%	5.13%	N/A	N/A	7.73%(11/15/97)
Newport Tiger	-21.79%	7.18%	N/A	N/A	-4.02%(11/18/96)
Stein Roe Global Utilities	-19.53%	7.04%	N/A	N/A	12.16%(11/18/96)
Liberty Federal Securities	3.40%	3.46%	N/A	N/A	4.60%(11/18/96)
Stein Roe Balanced	-8.30%	5.13%	N/A	N/A	7.73%(11/18/96)
Stein Roe Growth Stock	-18.44%	12.86%	N/A	N/A	16.48%(11/18/96)
Templeton Developing Markets	-37.00%	N/A	N/A	N/A	-24.07%(07/01/99)

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* Fund expenses in excess of defined amounts were reimbursed during one or more calendar years for all Funds except Colonial Int'l Fund for Growth, Newport Tiger and Stein Roe Balanced. Without this expense reimbursement any return percentages shown that include these calendar years would be lower. See footnote 2 on page 6 of the prospectus for any expense reimbursement percentages currently applicable to the Funds.

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** Because of a systems error, the 1.40% asset annuity based charge for 11/18/96 through 5/19/97 was added back to the Alger Small Cap Sub-Account on 5/20/97. Had this error not occurred, performance since inception would have been: 5.36% since inception and 3.48% for three years.

		Average Annual Total Return for a
		Certificate Surrendered on 12/31/00
		Hypothetical $1,000 Purchase Payment*

		Length of Investment Period

	One	Three	Five	Ten	Since Fund
Sub-Account	Year	Years	Years	Years	Inception Shown
AIM Capital Appreciation	-17.49%	12.76%	13.62%	N/A	15.75%(05/05/93)
AIM Value	-20.95%	9.31%	13.01%	N/A	15.04%(05/05/93)
Alger Growth	-21.07%	16.42%	17.33%	18.79%	17.69%(01/09/89)
Alger Small Cap**	-32.59%	3.73%	5.29%	12.08%	14.44%(09/21/88)
Alliance Global Bond	-6.47%	-0.17%	1.10%	N/A	4.73%(07/15/91)
Alliance Premier Growth	-22.93%	14.98%	19.85%	N/A	18.61%(06/26/92)
Alliance Technology	-27.47%	28.40%	N/A	N/A	19.63%(01/11/96)
Colonial Global Equity	-22.08%	N/A	N/A	N/A	-8.37%(06/01/99)
Colonial High Yield Securities	-13.76%	N/A	N/A	N/A	-6.28%(05/19/98)
Colonial Int'l Horizons	-25.53%	N/A	N/A	N/A	-5.26%(06/01/99)
Colonial Small Cap Value	11.16%	N/A	N/A	N/A	0.25%(05/19/98)
Colonial Strategic Income	-7.32%	-0.17%	3.47%	N/A	5.31%(07/05/94)
Colonial U.S. Growth & Income	-3.90%	9.04%	15.71%	N/A	16.99%(07/05/94)
Crabbe Huson Real Estate	8.40%	N/A	N/A	N/A	-5.11%(06/01/99)
Liberty All-Star Equity	4.72%	8.33%	N/A	N/A	8.20%(11/15/97)
Newport Tiger	-21.87%	7.18%	-1.49%	N/A	1.10%(05/01/95)
Stein Roe Global Utilities	-19.61%	7.04%	10.80%	N/A	9.28%(07/01/93)
Liberty Federal Securities	3.32%	3.46%	4.63%	5.73%	6.34%(01/01/89)
Stein Roe Balanced	-8.38%	5.13%	9.28%	10.40%	10.12%(01/01/89)
Stein Roe Growth Stock	-18.52%	12.86%	17.97%	16.48%	15.73%(01/01/89)
Templeton Developing Markets	-37.08%	-9.45%	N/A	N/A	-13.80%(03/01/96)


* Fund expenses in excess of defined amounts were reimbursed during one or more calendar years for all Funds except Colonial Int'l Fund for Growth, Newport Tiger and Stein Roe Balanced. Without this expense reimbursement any return percentages shown that include these calendar years would be lower. See footnote 2 on page 6 of the prospectus any expense reimbursement percentages currently applicable to the Funds.


** Because of a systems error, the 1.40% asset annuity based charge for 11/18/96 through 5/19/97 was added back to the Alger Small Cap Sub-Account on 5/20/97. Had this error not occurred, performance would have been: 4.74% (three years), 5.33% (five years), 11.92% (10 years) and 14.32% (since inception).


Change in Accumulation Unit Value

The following performance information illustrates the average annual change and the actual annual change in Accumulation Unit values for each Sub-Account and is computed differently than the standardized average annual total return information. Performance information for periods prior to the inception date of the Contract's Sub-Accounts assumes the Certificates were available prior to that date on the Funds' inception date.

A Sub-Account's average annual change in Accumulation Unit values is the annualized rate at which the value of a Unit changes over the time period illustrated. A Sub-Account's actual annual change in Accumulation Unit values is the rate at which the value of a Unit changes over each 12-month period illustrated. These rates of change in Accumulation Unit values reflect the Certificate's annual 1.25% Mortality and Expense Risk Charge and the annual 0.15% distribution charge. They do not reflect deductions for any Contingent Deferred Sales Charge, Certificate Maintenance Charge, and premium taxes. The rates of change would be lower if these charges were included.

Average Annual Change	Average Annual Change
In Accumulation Unit	in Accumulation Unit Value
Value From Fund	over the period shown
Inception Shown	through 12/31/00
Sub-Account	through 12/31/00**	Three Years	Five Years	Ten Years
AIM Capital Appreciation	15.76%(05/05/93)	13.82%	13.86%	N/A
Aim Value	15.05%(05/05/93)	10.44%	13.27%	N/A
Alger Growth	17.70%(01/09/89)	17.42%	17.54%	18.79%
Alger Small Cap***	14.45%(09/21/88)	4.98%	5.63%	12.08%
Alliance Global Bond	4.74%(07/15/91)	1.18%	1.49%	N/A
Alliance Premier Growth	18.63%(06/26/92)	16.00%	20.05%	N/A
Alliance Technology	19.95%(01/11/96)	29.22%	N/A	N/A
Colonial Global Equity	-4.67%(06/01/99)	N/A	N/A	N/A
Colonial High Yield
Securities	-4.40%(05/19/98)	N/A	N/A	N/A
Colonial Int'l Horizons	-1.43%(06/01/99)	N/A	N/A	N/A
Colonial Small Cap Value	2.16%(05/19/98)	N/A	N/A	N/A
Colonial Strategic Income	5.44%(07/05/94)	1.18%	3.83%	N/A
Colonial U.S. Growth &
Income	17.07%(07/05/94)	10.17%	15.94%	N/A
Crabbe Huson Real Estate	-1.28%(06/01/99)	N/A	N/A	N/A
Liberty All-Star Equity	9.31%(11/15/97)	9.47%	N/A	N/A
Newport Tiger	1.44%(05/01/95)	8.35%	-1.07%	N/A
Stein Roe Global Utilities	9.29%(07/01/93)	8.22%	11.07%	N/A
Liberty Federal Securities	6.34%(01/01/89)	4.72%	4.98%	5.73%
Stein Roe Balanced	10.13%(01/01/89)	6.34%	9.57%	10.41%
Stein Roe Growth Stock	15.74%(01/01/89)	13.91%	18.19%	16.48%
Templeton Developing
Markets	-13.23%(03/01/96)	-8.17%	N/A	N/A
	12-Month Period Change in Accumulation
	Unit Value**
Sub-Account	1991	1992	1993	1994	1995
AIM Capital Appreciation	N/A	N/A	18.41%*	1.09%	33.79%
AIM Value	N/A	N/A	13.78%*	2.60%	34.34%
Alger Growth	38.45%	10.82%	20.78%	0.05%	34.49%
Alger Small Cap***	55.37%	2.12%	11.72%	-5.69%	42.32%
Alliance Global Bond	10.29%*	3.40%	9.61%	-6.46%	23.02%
Alliance Premier Growth	N/A	12.99%*	11.07%	-4.30%	42.85%
Alliance Technology	N/A	N/A	N/A	N/A	N/A
Colonial Global Equity	N/A	N/A	N/A	N/A	N/A
Colonial High Yield Securities	N/A	N/A	N/A	N/A	N/A
Colonial Int'l Horizons	N/A	N/A	N/A	N/A	N/A
Colonial Small Cap Value	N/A	N/A	N/A	N/A	N/A
Colonial Strategic Income	N/A	N/A	N/A	0.15%*	16.67%
Colonial U.S. Growth & Income	N/A	N/A	N/A	3.69%*	27.91%
Crabbe Huson Real Estate	N/A	N/A	N/A	N/A	N/A
Liberty All-Star Equity	N/A	N/A	N/A	N/A	N/A
Newport Tiger	N/A	N/A	N/A	N/A	14.46%
Stein Roe Global Utilities	N/A	N/A	-2.38%*	-11.51%	33.30%
Liberty Federal Securities	12.90%	4.49%	4.80%	-2.93%	14.14%
Stein Roe Balanced	26.17%	6.04%	7.78%	-4.52%	23.75%
Stein Roe Growth Stock	45.98%	5.15%	3.52%	-7.64%	35.84%
Templeton Developing Markets	N/A	N/A	N/A	N/A	N/A
	12-Month Period Change in Accumulation
	Unit Value**
Sub-Account	1996	1997	1998	1999	2000
AIM Capital Appreciation	15.98%	11.90%	17.68%	42.62%	-12.14%
AIM Value	13.45%	21.99%	24.89%	28.12%	-15.82%
Alger Growth	11.77%	24.01%	46.03%	31.90%	-15.95%
Alger Small Cap***	2.73%	10.62%	13.93%	41.44%	-28.20%
Alliance Global Bond	4.72%	-0.72%	12.54%	-7.69%	-0.42%
Alliance Premier Growth	21.00%	32.01%	45.93%	30.17%	-17.92%
Alliance Technology	8.65%*	4.74%	61.13%	72.69%	-22.75%
Colonial Global Equity	N/A	N/A	N/A	11.76%*	-17.02%
Colonial High Yield Securities	N/A	N/A	-3.69%*	0.25%	-8.17%
Colonial Int'l Horizons	N/A	N/A	N/A	23.24%*	-20.69%
Colonial Small Cap Value	N/A	N/A	-14.25%*	4.87%	17.24%
Colonial Strategic Income	8.20%	7.70%	4.56%	0.38%	-1.32%
Colonial U.S. Growth & Income	20.14%	30.41%	18.49%	10.45%	2.18%
Crabbe Huson Real Estate	N/A	N/A	N/A	-14.40%*	14.48%
Liberty All-Star Equity	N/A	0.63%*	17.03%	7.06%	4.71%
Newport Tiger	9.69%	-32.09%	-7.73%	65.70%	-16.80%
Stein Roe Global Utilities	5.04%	26.98%	16.70%	26.86%	-14.39%
Liberty Federal Securities	3.25%	7.54%	5.32%	-0.34%	9.40%
Stein Roe Balanced	14.01%	15.21%	10.99%	11.07%	-2.44%
Stein Roe Growth Stock	19.59%	30.45%	26.14%	35.05%	-13.23%
Templeton Developing Markets	-6.98%*	-30.26%	-22.51%	49.09%	-32.98%


* Percentage of change is for less than 12 months; it is for the period from the inception date shown to the end of the year.

** Fund expenses in excess of defined amounts were reimbursed during one or more calendar years for all Funds except Colonial Int'l Fund for Growth, Newport Tiger and Stein Roe Balanced. Without this expense reimbursement any return percentages shown that include these calendar years would be lower. See footnote 2 on page 6 of the prospectus for any expense reimbursement percentages currently applicable to the Funds.


*** Because of a systems error, the 1.40% asset annuity based charge for 11/18/96 through 5/19/97 was added back to the Alger Small Cap Sub-Account on 5/20/97. Had this error not occurred, performance would have been: 14.32% (since inception), 4.74% (three years), 5.33% (five years) and 11.92% (ten years).


Yield for Stein Roe Money Market Sub-Account

Yield percentages for the Stein Roe Money Market Sub-Account are calculated using the method prescribed by the Securities and Exchange Commission. Yields reflect the deduction of the annual 1.40% asset-based Certificate charges. Yields also reflect, on an allocated basis, the Certificate's annual $36 Certificate Maintenance Charge that is collected after the first Certificate Anniversary. Yields do not reflect Surrender Charges and premium tax charges. The yield would be lower if these charges were included. The following is the standardized formula:

Yield equals:   (A - B - 1) X  365
                   C           7

Where:
A	=	the Accumulation Unit value at the end of the 7-day period.

B	=

hypothetical Certificate Maintenance Charge for the 7-day period. The assumed annual Stein Roe Money Market Sub-Account charge is equal to the $36 Certificate charge multiplied by a fraction equal to the average number of Certificates with Stein Roe Money Market Sub-Account value during the 7-day period divided by the average total number of Certificates during the 7-day period. This annual amount is converted to a 7-day charge by multiplying it by 7/365. It is then equated to an Accumulation Unit size basis by multiplying it by a fraction equal to the average value of one Stein Roe Money Market Sub-Account Accumulation Unit during the 7-day period divided by the average Certificate Value in Stein Roe Money Market Sub-Account during the 7-day period.

C	=	the Accumulation Unit value at the beginning of the 7-day period.

The yield formula assumes that the weekly net income generated by an investment in the Stein Roe Money Market Sub-Account will continue over an entire year.


For the 7-day period ended 12/31/00 the yield for the Stein Roe Money Market Sub-Account was 4.50%.


FINANCIAL STATEMENTS

The financial statements of the Variable Account and Keyport Life Insurance Company are included in the statement of additional information. The consolidated financial statements of Keyport Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.


Report of Independent Auditors

To the Board of Directors of Keyport Life Insurance Company

and Contract Owners of Variable Account A

We have audited the accompanying statement of assets and liabilities of Keyport Life Insurance Company Variable Account A (comprising, respectively, the AIM VI Capital Appreciation Fund - KG17, AIM VI Growth Fund - KG16, AIM VI International Equity Fund - KG12, AIM VI Value Fund - KG18, Alger American Growth Portfolio, Alger American Small Capitalization Portfolio, Alliance Premier Growth Portfolio (A), Alliance Premier Growth Portfolio (B), Alliance Technology Portfolio (B), Alliance Global Bond Portfolio (A), Alliance Global Bond Portfolio (B), Alliance Growth & Income Portfolio (A), Alliance Growth & Income Portfolio (B), Alliance Real Estate Portfolio (A), Alliance Worldwide Privatization Portfolio (B), Exeter Growth Fund, Exeter Moderate Growth Fund, Fidelity VIP Equity Income Fund - SC2, Fidelity VIP III Growth Opportunities Fund - SC2, Templeton Developing Markets Sec Fund 2, MFS Research Series IC, MFS Emerging Growth Series IC, MFS Bond Series IC, MFS Growth Series SC, MFS Emerging Growth Series SC, MFS Growth with Income Series SC, MFS New Discovery Series SC, Mitchell Hutchins Tactical Allocation Portfolio (I), Mitchell Hutchins Growth Portfolio (I), Mitchell Hutchins Balanced Portfolio (I), Mitchell Hutchins Growth & Income Portfolio (I), Mitchell Hutchins Global Equity Portfolio (I), Mitchell Hutchins Strategic Income Portfolio (I), Rydex OTC Fund, Rydex US Government Money Market Fund, Colonial Global Equity Fund, VS (B), Colonial High Yield Securities Fund, VS (A), Colonial High Yield Securities Fund, VS (B), Colonial International Fund for Growth, VS (A), Colonial International Horizons Fund, VS (A), Colonial Small Cap Value Fund, VS (A), Colonial Small Cap Value Fund, VS (B), Colonial Strategic Income Fund, VS (A), Colonial Strategic Income Fund, VS (B), Colonial US Growth & Income, VS (A), Colonial US Growth & Income, VS (B), Crabbe Huson Real Estate Investment Fund, VS (B), Liberty All-Star Equity Fund, VS (A), Liberty All-Star Equity Fund, VS (B), Liberty Newport Japan Opportunities Fund, VS (A), Liberty Newport Japan Opportunities Fund, VS (B), Liberty S&P 500 Index Fund, VS (A), Liberty S&P 500 Index Fund, VS (B), Liberty Select Value Fund, VS (A), Liberty Select Value Fund, VS (B), Liberty Value Fund, VS (A), Liberty Value Fund, VS (B), Newport Tiger Fund, VS (A), Newport Tiger Fund, VS (B), Rydex Financial Services Fund, VS (A), Rydex Financial Services Fund, VS (B), Rydex Health Care Fund, VS (A), Rydex Health Care Fund, VS (B), SteinRoe Global Utilities Fund, VS (A), Wanger Foreign Forty Fund, Wanger International Small Cap Fund, Wanger Twenty Fund, Wanger US Small Cap Fund, SteinRoe Balanced Fund VS (A), SteinRoe Balanced Fund VS (B), SteinRoe Growth Stock Fund VS (A), SteinRoe Growth Stock Fund VS (B), SteinRoe Mooney Market Fund (A), SteinRoe Mortgage Securities Fund VS (A), SteinRoe Mortgage Securities Fund VS (B), SteinRoe Small Company Growth Fund VS (A)) of Keyport Life Insurance Company as of December 31, 2000, and the related statement of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of Keyport Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Keyport Life Insurance Company - Variable Account A at December 31, 2000 and the results of its operations and changes in net assets for the years ended December 31, 2000 and 1999, respectively, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP

Boston, Massachusetts

March 23, 2001

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Assets and Liabilities

December 31, 2000

Assets
Investments at market value:

AIM Variable Insurance Funds, Inc.
AIM VI Capital Appreciation Fund - KG17 930,010 shares (cost $33,515,061)	$28,681,496
AIM VI Growth Fund - KG16 321,600 shares (cost $9,510,929)	7,982,109
AIM VI International Equity Fund - KG12 574,193 shares (cost $13,126,394)	11,552,763
AIM VI Value Fund - KG18 1,310,393 shares (cost $42,016,173)	35,786,830

Alger American Fund
Alger American Growth Portfolio - 2,275,303 shares (cost $124,828,053)	107,553,579
Alger American Small Capitalization Portfolio - 1,084,411 shares (cost $40,720,347)	25,472,804

Alliance Variable Products Series Fund, Inc.
Alliance Premier Growth Portfolio (A) - 4,840,110 shares (cost $151,386,390)	155,125,529
Alliance Premier Growth Portfolio (B) - 1,679,287 shares (cost $64,296,783)	53,619,645
Alliance Technology Portfolio (B) - 1,393,138 shares (cost $47,861,215)	34,689,132
Alliance Global Bond Portfolio (A) - 2,610,821 shares (cost $30,320,171)	28,614,596
Alliance Global Bond Portfolio (B) - 521,840 shares (cost $5,707,004)	5,698,495
Alliance Growth & Income Portfolio (A) - 382,082 shares (cost $8,310,206)	8,845,195
Alliance Growth & Income Portfolio (B) - 546,241 shares (cost $11,956,954)	12,596,322
Alliance Real Estate Investment Portfolio (A) - 93,181 shares (cost $910,407)	1,001,694
Alliance Worldwide Privatization Portfolio (B) - 14,255 shares (cost $242,692)	222,665

Exeter Insurance Fund, Inc.
Exeter Growth Fund - 23,517 shares (cost $297,817)	338,406
Exeter Moderate Growth Fund - 14,750 shares (cost $158,854)	169,474

Fidelity VIP Funds
Fidelity VIP Equity Income Fund - SC2 - 170,725 shares (cost $4,146,749)	4,338,118
Fidelity VIP III Growth Opportunities Fund - SC2 - 217,860 shares (cost $4,241,847)	3,851,767

Franklin Templeton Funds
Templeton Developing Markets Sec Fund 2 - 357,948 shares (cost $2,408,182)	1,868,488

MFS Variable Insurance Trust
MFS Research Series IC - 2,748,021 shares (cost $50,029,749)	57,158,832
MFS Emerging Growth Series IC - 1,750,879 shares (cost $39,698,497)	50,495,338
MFS Bond Series IC -666,159 shares (cost $7,392,367)	7,540,923
MFS Growth Series SC - 423,660 shares (cost $5,955,140)	5,499,113
MFS Emerging Growth Series SC - 165,207 shares (cost $5,412,426)	4,761,271
MFS Growth with Income Series SC - 132,359 shares (cost $2,815,926)	2,776,893
MFS New Discovery Series SC - 143,537 shares (cost $2,491,922)	2,381,282

Mitchell Hutchins Series Trust
Mitchell Hutchins Tactical Allocation Portfolio (I) - 1,935,695 shares (cost $31,587,405)	30,545,261
Mitchell Hutchins Growth Portfolio (I)- 124,715 shares (cost $2,421,225)	1,864,490
Mitchell Hutchins Balanced Portfolio (I) - 173,539 shares (cost $1,805,420)	1,719,772
Mitchell Hutchins Growth & Income Portfolio (I) - 83,816 shares (cost $1,279,627)	1,215,338
Mitchell Hutchins Global Equity Portfolio (I) - 45,906 shares (cost $691,716)	602,282
Mitchell Hutchins Strategic Income Portfolio (I) - 31,808 shares (cost $374,556)	359,743

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Assets and Liabilities

December 31, 2000

Assets (continued)
Rydex Variable Trust
Rydex OTC Fund - 76,091 shares (cost $2,387,668)	$1,737,149
Rydex US Government Money Market Fund - 137,696 shares (cost $137,696)	137,696

Liberty Variable Investment Trust
Colonial Global Equity Fund, VS (B) - 904,103 shares (cost $9,375,956)	8,534,730
Colonial High Yield Securities Fund, VS (A) - 1,652,186 shares (cost $14,887,643)	12,308,783
Colonial High Yield Securities Fund, VS (B) - 130,073 shares (cost $1,086,182)	965,141
Colonial International Fund for Growth, VS (A) - 22,890,389 shares (cost $45,338,537)	44,178,450
Colonial International Horizons Fund, VS (B) - 1,095,645 (cost $11,856,012)	10,846,889
Colonial Small Cap Value Fund, VS (A) - 428,030 shares (cost $3,799,971)	4,592,767
Colonial Small Cap Value Fund, VS (B) - 283,464 shares (cost $2,898,413)	3,041,564
Colonial Strategic Income Fund, VS (A) - 9,869,177 shares (cost $109,687,685)	92,967,644
Colonial Strategic Income Fund, VS (B) - 314,030 shares (cost $3,234,862)	2,951,884
Colonial U.S. Growth & Income Fund, VS (A) - 6,427,665 (cost $118,627,939)	117,433,431
Colonial U.S. Growth & Income Fund, VS (B) - 193,560 shares (cost $3,753,039)	3,534,399
Crabbe Huson Real Estate Investment Fund, VS (B) - 425,138 shares (cost $4,028,068)	3,902,769
Liberty All-Star Equity Fund, VS (A) - 4,925,344 shares (cost $58,809,821)	61,172,772
Liberty All-Star Equity Fund, VS (B) - 195,425 shares (cost $2,572,417)	2,427,174
Liberty Newport Japan Opp Fund,VS (A) - 8,333 shares (cost $100,000)	70,333
Liberty Newport Japan Opp Fund, VS (B) - 209,824 shares (cost $2,506,592)	1,770,916
Liberty S&P 500 Index Fund, VS (A) - 8,374 shares (cost $100,458)	94,873
Liberty S&P 500 Index Fund, VS (B) - 936,807 shares (cost $11,280,970)	10,604,651
Liberty Select Value Fund, VS (A) - 8,412 shares (cost $101,042)	111,377
Liberty Select Value Fund, VS (B) - 272,301 shares (cost $3,382,424)	3,605,264
Liberty Value Fund, VS (A) - 7,080,536 shares (cost $110,953,651)	106,986,893
Liberty Value Fund, VS (B) - 68,145 shares (cost $978,602)	1,027,629
Newport Tiger Fund, VS (A) - 5,737,422 shares (cost $11,783,448)	12,564,954
Newport Tiger Fund, VS (B) - 265,246 shares (cost $647,731)	580,888
Rydex Financial Services Fund, VS (A) - 8,400 shares (cost $100,958)	121,878
Rydex Financial Services Fund, VS (B) - 151,946 shares (cost $1,949,145)	2,203,223
Rydex Health Care Fund, VS (A) - 8,333 shares (cost $100,000)	118,500
Rydex Health Care Fund, VS (B) - 197,609 shares (cost $2,518,369)	2,810,002
SteinRoe Global Utilities Fund, VS (A) - 3,695,619 shares (cost $52,372,619)	49,040,859
Wanger Foreign Forty Fund - 9,090 shares (cost $149,870)	157,172
Wanger International Small Cap Fund - 9,299 shares (cost $266,874)	264,936
Wanger Twenty Fund - 25,371 shares (cost $347,487)	357,228
Wanger US Small Cap Fund - 21,102 shares (cost $412,644)	421,837

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Assets and Liabilities

December 31, 2000

Assets (continued)
SteinRoe Variable Investment Trust
SteinRoe Balanced Fund VS (A) - 8,909,591 shares (cost $145,838,567)	$145,671,805
SteinRoe Balanced Fund VS (B) - 812,247 shares (cost $13,641,391)	13,263,993
SteinRoe Growth Stock Fund VS (A) - 3,037,678 shares (cost $147,628,393)	135,632,341
SteinRoe Growth Stock Fund VS (B) - 365,145 shares (cost $18,921,408)	16,278,160
SteinRoe Money Market Fund VS (A) - 131,286,144 shares (cost $131,286,144)	131,286,144
SteinRoe Mortgage Securities Fund VS (A) - 4,484,238 shares (cost $47,046,703)	48,295,247
SteinRoe Mortgage Securities Fund VS (B) - 638,487 shares (cost $6,635,332)	6,850,970
SteinRoe Small Company Growth Fund VS (A) - 601,880 shares (cost $10,060,038)	11,483,864

Total assets	$1,767,338,824

Liabilities
Variable annuity contracts	$1,418,273,101
Annuity reserves	327,197,310
Invested by Keyport Life Insurance Company	21,868,413

Total liabilities	$1,767,338,824

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

	AIM VI Capital		AIM VI
	Appreciation Fund - KG17		Growth Fund - KG16
	2000	1999	2000	1999
Income
Dividends	$791,334	$101,108	$270,330	$212,546
Expenses
Mortality and expense risk
and administrative charges	280,910	17,797	116,553	30,050
Net investment income (expense)	510,424	83,311	153,777	182,496
Realized gain (loss)	(31,627)	13,447	(8,957)	(7,215)
Unrealized appreciation (depreciation)
during the period	(5,886,232)	1,052,087	(2,404,819)	860,371
Net increase (decrease) in net assets
from operations	(5,407,435)	1,148,845	(2,259,999)	1,035,652

Purchase payments from contract owners	28,617,427	4,185,089	5,770,717	5,331,334
Transfers between accounts	8,942,016	993,933	1,529,690	880,608
Contract terminations and annuity payouts	(9,188,856)	(619,077)	(3,404,093)	(1,103,810)
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	28,370,587	4,559,945	3,896,314	5,108,132

Net assets at beginning of period	5,718,344	9,554	6,345,794	202,010

Net assets at end of period	$28,681,496	$5,718,344	$7,982,109	$6,345,794

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

	AIM VI International		AIM VI
	Equity Fund - KG12		Value Fund - KG18*
	2000	1999	2000	1999
Income
Dividends	$1,291,986	$231,844	$1,592,466	$169,257
Expenses
Mortality and expense risk
and administrative charges	148,967	32,232	382,928	33,040
Net investment income (expense)	1,143,019	199,612	1,209,538	136,217
Realized gain (loss)	4,078,130	482,068	55,430	17,433
Unrealized appreciation (depreciation)
during the period	(3,024,696)	1,436,781	(7,297,083)	1,067,740
Net increase (decrease) in net assets
from operations	2,196,453	2,118,461	(6,032,115)	1,221,390

Purchase payments from contract owners	10,381,538	4,185,708	31,540,085	8,344,951
Transfers between accounts	(4,517,330)	210,278	9,797,800	5,539,801
Contract terminations and annuity payouts	(2,731,372)	(616,109)	(11,486,338)	(3,138,744)
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	3,132,836	3,779,877	29,851,547	10,746,008

Net assets at beginning of period	6,223,474	325,136	11,967,398	-

Net assets at end of period	$11,552,763	$6,223,474	$35,786,830	$11,967,398

* Commenced operations July 1, 1999

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

	Alger American		Alger American Small
	Growth Portfolio		Capitalization Portfolio
	2000	1999	2000	1999
Income
Dividends	$15,624,947	$4,125,851	$11,019,831	$1,377,954
Expenses
Mortality and expense risk
and administrative charges	1,620,516	750,374	402,960	190,423
Net investment income (expense)	14,004,431	3,375,477	10,616,871	1,187,531
Realized gain (loss)	(578,236)	40,351	(162,807)	54,937
Unrealized appreciation (depreciation)
during the period	(34,859,747)	14,054,925	(20,711,733)	4,938,728
Net increase (decrease) in net assets
from operations	(21,433,552)	17,470,753	(10,257,669)	6,181,196

Purchase payments from contract owners	30,579,088	45,556,871	11,142,378	6,670,716
Transfers between accounts	19,671,555	27,719,972	6,211,099	4,150,100
Contract terminations and annuity payouts	(17,832,190)	(16,386,178)	(5,057,039)	(2,224,408)
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	32,418,453	56,890,665	12,296,438	8,596,408

Net assets at beginning of period	96,568,678	22,207,260	23,434,035	8,656,431

Net assets at end of period	$107,553,579	$96,568,678	$25,472,804	$23,434,035

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

	Alliance Global		Alliance Global
	Bond Portfolio (A)		Bond Portfolio (B)*
	2000	1999	2000	1999
Income
Dividends	$1,298,382	$717,113	$-	$-
Expenses
Mortality and expense risk
and administrative charges	402,009	290,442	57,672	4,514
Net investment income (expense)	896,373	426,671	(57,672)	(4,514)
Realized gain (loss)	(169,198)	(1,298)	(1,362)	6,228
Unrealized appreciation (depreciation)
during the period	(732,891)	(1,642,033)	42	(8,551)
Net increase (decrease) in net assets
from operations	(5,716)	(1,216,660)	(58,992)	(6,837)

Purchase payments from contract owners	6,408,759	14,226,536	-
Transfers between accounts	(57,737)	8,708,174	4,043,605	1,731,231
Contract terminations and annuity payouts	(5,736,032)	(5,229,415)	(10,512)
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	614,990	17,705,295	4,033,093	1,731,231

Net assets at beginning of period	28,005,322	11,516,687	1,724,394	-

Net assets at end of period	$28,614,596	$28,005,322	$5,698,495	$1,724,394

* Commenced operations July 1, 1999

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

	Alliance Premier		Alliance Premier
	Growth Portfolio (A)		Growth Portfolio (B)*
	2000	1999	2000		1999
Income
Dividends	$11,946,785	$1,528,062	$-	$
Expenses
Mortality and expense risk
and administrative charges	2,538,389	1,624,556	562,676		31,174
Net investment income (expense)	9,408,396	(96,494)	(562,676)		(31,174)
Realized gain (loss)	(945,508)	10,224	6,736		34,093
Unrealized appreciation (depreciation)
during the period	(40,469,657)	34,532,124	(12,273,525)		1,596,386
Net increase (decrease) in net assets
from operations	(32,006,769)	34,445,854	(12,829,465)		1,599,305

Purchase payments from contract owners	64,893,553	89,118,935	-
Transfers between accounts	(25,171,260)	35,163,003	50,711,704		14,138,101
Contract terminations and annuity payouts	(35,825,180)	(29,222,853)	-
Other transfers to Keyport Life
Insurance Company	-	-	-		-
Net increase (decrease) in net assets from
contract transactions	3,897,114	95,059,085	50,711,704		14,138,101

Net assets at beginning of period	183,235,184	53,730,245	15,737,406

Net assets at end of period	$155,125,529	$183,235,184	$53,619,645		$15,737,406

* Commenced operations July 1, 1999

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

	Alliance Growth &		Alliance Growth &
	Income Portfolio (A)		Income Portfolio (B)*
	2000	1999	2000		1999
Income
Dividends	$843,189	$233,094	$-	$
Expenses
Mortality and expense risk
and administrative charges	113,006	43,751	73,540		4,395
Net investment income (expense)	730,183	189,343	(73,540)		(4,395)
Realized gain (loss)	68,409	(2,141)	(48,029)		(4,082)
Unrealized appreciation (depreciation)
during the period	486,806	(8,268)	574,238		65,130
Net increase (decrease) in net assets
from operations	1,285,398	178,934	452,669		56,653

Purchase payments from contract owners	15,879,323	8,481,681	-		-
Transfers between accounts	(8,136,578)	(996,576)	10,281,255		1,805,745
Contract terminations and annuity payouts	(6,898,482)	(1,508,301)	-		-
Other transfers to Keyport Life
Insurance Company	-	-	-		-
Net increase (decrease) in net assets from
contract transactions	844,263	5,976,804	10,281,255		1,805,745

Net assets at beginning of period	6,715,534	559,796	1,862,398

Net assets at end of period	$8,845,195	$6,715,534	$12,596,322		$1,862,398

* Commenced operations July 1, 1999

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

	Alliance Real Estate		Alliance
	Investment Portfolio (A)		Technology Portfolio (B)*
	2000	1999	2000	1999
Income
Dividends	$43,480	$22,514	$1,837,236	$-
Expenses
Mortality and expense risk
and administrative charges	14,280	8,164	436,655	17,881
Net investment income (expense)	29,200	14,350	1,400,581	(17,881)
Realized gain (loss)	25,175	(241)	(447,583)	61,619
Unrealized appreciation (depreciation)
during the period	168,747	(75,059)	(14,965,181)	1,793,097
Net increase (decrease) in net assets
from operations	223,122	(60,950)	(14,012,183)	1,836,835

Purchase payments from contract owners	370,360	1,082,272	34,961,612	6,575,226
Transfers between accounts	(295,122)	(2,353)	14,450,924	2,034,349
Contract terminations and annuity payouts	(323,356)	(111,440)	(9,967,862)	(1,189,769)
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	(248,118)	968,479	39,444,674	7,419,806

Net assets at beginning of period	1,026,690	119,161	9,256,641	-

Net assets at end of period	$1,001,694	$1,026,690	$34,689,132	$9,256,641

* Commenced operations July 1, 1999

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

Alliance Worldwide		Templeton Developing
Privatization Portfolio (B)**		Markets Sec Fund 2
	2000	2000	1999
Income
Dividends	$-	$10,213	$-
Expenses
Mortality and expense risk
and administrative charges	775	24,888	1,741
Net investment income (expense)	(775)	(14,675)	(1,741)
Realized gain (loss)	(1,010)	(5,430)	346
Unrealized appreciation (depreciation)
during the period	(20,027)	(657,375)	117,681
Net increase (decrease) in net assets
from operations	(21,812)	(677,480)	116,286

Purchase payments from contract owners	136,906	1,019,856	683,637
Transfers between accounts	112,555	876,671	131,425
Contract terminations and annuity payouts	(4,984)	(258,802)	(23,105)
Other transfers to Keyport Life
Insurance Company	-	-	-
Net increase (decrease) in net assets from
contract transactions	244,477	1,637,725	791,957

Net assets at beginning of period	-	908,243	-

Net assets at end of period	$222,665	$1,868,488	$908,243

** Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

Fidelity VIP Equity		Fidelity VIP III Growth	Liberty
Income Fund-SC2**		Opportunities Fund-SC2**	Value Fund, VS (A)*****
	2000	2000	2000	1999
Income
Dividends	$-	$-	$1,627,420	$23,259,913
Expenses
Mortality and expense risk
and administrative charges	13,126	12,824	1,383,184	1,113,754
Net investment income (expense)	(13,126)	(12,824)	244,236	22,146,159
Realized gain (loss)	849	(281)	375,117	11,844
Unrealized appreciation (depreciation)
during the period	191,370	(390,080)	13,446,195	(19,403,775)
Net increase (decrease) in net assets
from operations	179,093	(403,185)	14,065,548	2,754,228

Purchase payments from contract owners	3,682,789	3,749,188	7,162,176	36,657,225
Transfers between accounts	929,487	1,100,537	(2,761,851)	26,613,474
Contract terminations and annuity payouts	(453,251)	(594,773)	(11,899,071)	(15,183,259)
Other transfers to Keyport Life
Insurance Company	-	-	-	18,401
Net increase (decrease) in net assets from
contract transactions	4,159,025	4,254,952	(7,498,746)	48,105,841

Net assets at beginning of period	-	-	100,420,091	49,560,022

Net assets at end of period	$4,338,118	$3,851,767	$106,986,893	$100,420,091

** Commenced operations June 1, 2000

                              ***** Name Change from Colonial Growth & Income effective June 1, 200 0

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

Liberty Value		SteinRoe
Fund, VS (B)**		Global Utilities Fund, VS (A)
	2000	2000	1999
Income
Dividends	$12,572	$5,296,134	$1,355,330
Expenses
Mortality and expense risk
and administrative charges	1,579	718,811	418,090
Net investment income (expense)	10,993	4,577,323	937,240
Realized gain (loss)	(84)	(50,606)	43,748
Unrealized appreciation (depreciation)
during the period	49,027	(12,842,593)	8,110,911
Net increase (decrease) in net assets
from operations	59,936	(8,315,876)	9,091,899

Purchase payments from contract owners	434,024	11,035,837	17,956,204
Transfers between accounts	585,014	7,158,827	8,600,913
Contract terminations and annuity payouts	(51,345)	(7,506,216)	(5,126,741)
Other transfers to Keyport Life
Insurance Company	-	-	2,232
Net increase (decrease) in net assets from
contract transactions	967,693	10,688,448	21,432,608

Net assets at beginning of period	-	46,668,287	16,143,780

Net assets at end of period	$1,027,629	$49,040,859	$46,668,287

** Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

	Colonial International		Colonial
	Fund for Growth, VS (A)		Strategic Income Fund, VS (A)
	2000	1999	2000	1999
Income
Dividends	$6,750,426	$422,000	$9,150,642	$7,496,637
Expenses
Mortality and expense risk
and administrative charges	698,723	617,550	1,360,040	1,099,621
Net investment income (expense)	6,051,703	(195,550)	7,790,602	6,397,016
Realized gain (loss)	468,922	261,754	(215,327)	7,539
Unrealized appreciation (depreciation)
during the period	(17,563,623)	16,101,378	(8,930,078)	(6,026,313)
Net increase (decrease) in net assets
from operations	(11,042,998)	16,167,582	(1,354,803)	378,242

Purchase payments from contract owners	2,881,909	9,502,502	13,029,085	37,409,240
Transfers between accounts	(201,683)	3,970,819	(7,860,930)	32,717,261
Contract terminations and annuity payouts	(5,424,797)	(5,573,546)	(14,185,880)	(16,167,084)
Other transfers to Keyport Life
Insurance Company	-	639	-	-
Net increase (decrease) in net assets from
contract transactions	(2,744,571)	7,900,414	(9,017,725)	53,959,417

Net assets at beginning of period	57,966,019	33,898,023	103,340,172	49,002,513

Net assets at end of period	$44,178,450	$57,966,019	$92,967,644	$103,340,172

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

Colonial Strategic		Colonial US Growth
Income Fund, VS (B)**		& Income Fund, VS (A)
	2000	2000	1999
Income
Dividends	$288,149	$13,479,046	$6,120,287
Expenses
Mortality and expense risk
and administrative charges	8,485	1,599,033	1,189,617
Net investment income (expense)	279,664	11,880,013	4,930,670
Realized gain (loss)	(159)	342,671	37,415
Unrealized appreciation (depreciation)
during the period	(282,978)	(9,421,100)	4,116,559
Net increase (decrease) in net assets
from operations	(3,473)	2,801,584	9,084,644

Purchase payments from contract owners	2,876,762	17,174,256	39,987,438
Transfers between accounts	632,042	(2,127,478)	22,124,597
Contract terminations and annuity payouts	(553,447)	(14,865,867)	(13,821,211)
Other transfers to Keyport Life
Insurance Company	-	-	4,860
Net increase (decrease) in net assets from
contract transactions	2,955,357	180,911	48,295,684

Net assets at beginning of period	-	114,450,936	57,070,608

Net assets at end of period	$2,951,884	$117,433,431	$114,450,936

** Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

Colonial US Growth		Colonial High Yield
& Income Fund, VS (B)**		Securities Fund, VS (A)
	2000	2000	1999
Income
Dividends	$305,549	$1,177,649	$526,823
Expenses
Mortality and expense risk
and administrative charges	9,946	161,431	66,776
Net investment income (expense)	295,603	1,016,218	460,047
Realized gain (loss)	1,178	(38,222)	(612)
Unrealized appreciation (depreciation)
during the period	(218,640)	(2,022,600)	(508,444)
Net increase (decrease) in net assets
from operations	78,141	(1,044,604)	(49,009)

Purchase payments from contract owners	2,919,119	7,687,284	8,271,916
Transfers between accounts	873,659	12,958	677,592
Contract terminations and annuity payouts	(336,520)	(3,313,176)	(878,921)
Other transfers to Keyport Life
Insurance Company	-	-	47
Net increase (decrease) in net assets from
contract transactions	3,456,258	4,387,066	8,070,634

Net assets at beginning of period	-	8,966,321	944,696

Net assets at end of period	$3,534,399	$12,308,783	$8,966,321

** Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

Colonial High Yield		Colonial Small Cap
Securities Fund, VS (B)**		Value Fund, VS (A)
	2000	2000	1999
Income
Dividends	$89,498	$47,483	$1,957
Expenses
Mortality and expense risk
and administrative charges	3,650	47,250	8,163
Net investment income (expense)	85,848	233	(6,206)
Realized gain (loss)	(1,929)	(936)	652
Unrealized appreciation (depreciation)
during the period	(121,041)	659,239	128,204
Net increase (decrease) in net assets
from operations	(37,122)	658,536	122,650

Purchase payments from contract owners	1,266,468	3,120,102	1,353,806
Transfers between accounts	(56,493)	684,048	109,900
Contract terminations and annuity payouts	(207,712)	(1,430,690)	(71,652)
Other transfers to Keyport Life
Insurance Company	-	-	12
Net increase (decrease) in net assets from
contract transactions	1,002,263	2,373,460	1,392,066

Net assets at beginning of period	-	1,560,771	46,055

Net assets at end of period	$965,141	$4,592,767	$1,560,771

** Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

Colonial Small Cap
Value Fund, VS (B)**		Newport Tiger Fund, VS (A)
	2000	2000	1999
Income
Dividends	$31,086	$124,113	$80,205
Expenses
Mortality and expense risk
and administrative charges	7,567	191,370	98,281
Net investment income (expense)	23,519	(67,257)	(18,076)
Realized gain (loss)	1,269	365,895	99,866
Unrealized appreciation (depreciation)
during the period	143,151	(2,362,610)	3,908,644
Net increase (decrease) in net assets
from operations	167,939	(2,063,972)	3,990,434

Purchase payments from contract owners	2,603,493	2,979,946	2,762,039
Transfers between accounts	795,115	2,139,594	1,203,071
Contract terminations and annuity payouts	(524,983)	(1,497,502)	(1,236,774)
Other transfers to Keyport Life
Insurance Company	-	-	-
Net increase (decrease) in net assets from
contract transactions	2,873,625	3,622,038	2,728,336

Net assets at beginning of period	-	11,006,888	4,288,118

Net assets at end of period	$3,041,564	$12,564,954	$11,006,888

** Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

Newport		Liberty All-Star
Tiger Fund, VS (B)**		Equity Fund, VS (A)
	2000	2000	1999
Income
Dividends	$5,183	$3,905,476	$2,304,616
Expenses
Mortality and expense risk
and administrative charges	3,470	800,147	444,590
Net investment income (expense)	1,713	3,105,329	1,860,026
Realized gain (loss)	103,101	4,365,739	5,652
Unrealized appreciation (depreciation)
during the period	(66,843)	(5,456,020)	2,599,215
Net increase (decrease) in net assets
from operations	37,971	2,015,048	4,464,893

Purchase payments from contract owners	468,609	7,773,581	21,278,246
Transfers between accounts	113,209	10,566,095	11,009,736
Contract terminations and annuity payouts	(38,901)	(6,507,970)	(6,610,197)
Other transfers to Keyport Life
Insurance Company	-	(24,261,924)	531
Net increase (decrease) in net assets from
contract transactions	542,917	(12,430,218)	25,678,316

Net assets at beginning of period	-	71,587,942	41,444,733

Net assets at end of period	$580,888	$61,172,772	$71,587,942

** Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

Liberty All-Star		Colonial Global
Equity Fund, VS (B)**		Equity Fund, VS (B)*
	2000	2000	1999
Income
Dividends	$133,989	$-	$28,046
Expenses
Mortality and expense risk
and administrative charges	7,466	46,686	3,386
Net investment income (expense)	126,523	(46,686)	24,660
Realized gain (loss)	(609)	(16,840)	7,366
Unrealized appreciation (depreciation)
during the period	(145,243)	(1,554,801)	713,576
Net increase (decrease) in net assets
from operations	(19,329)	(1,618,327)	745,602

Purchase payments from contract owners	2,136,206	2,828,237	1,671,713
Transfers between accounts	590,006	1,273,374	5,176,579
Contract terminations and annuity payouts	(279,709)	(1,176,309)	(366,139)
Other transfers to Keyport Life
Insurance Company	-	-	-
Net increase (decrease) in net assets from
contract transactions	2,446,503	2,925,302	6,482,153

Net assets at beginning of period	-	7,227,755	-

Net assets at end of period	$2,427,174	$8,534,730	$7,227,755

* Commenced operations July 1, 1999

** Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

	Colonial Int'l		Crabbe Huson Real Estate
	Horizons Fund, VS (B)*		Investment Fund, VS (B)*
	2000	1999	2000	1999
Income
Dividends	$-	$60,630	$203,791	$63,727
Expenses
Mortality and expense risk
and administrative charges	75,991	5,109	14,758	872
Net investment income (expense)	(75,991)	55,521	189,033	62,855
Realized gain (loss)	745	14,031	(398)	(142)
Unrealized appreciation (depreciation)
during the period	(2,144,743)	1,135,620	215,587	(340,886)
Net increase (decrease) in net assets
from operations	(2,219,989)	1,205,172	404,222	(278,173)

Purchase payments from contract owners	6,815,162	2,221,592	1,195,761	260,599
Transfers between accounts	1,632,835	4,764,826	716,876	2,160,347
Contract terminations and annuity payouts	(2,844,925)	(727,784)	(539,537)	(17,326)
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	5,603,072	6,258,634	1,373,100	2,403,620

Net assets at beginning of period	7,463,806	-	2,125,447	-

Net assets at end of period	$10,846,889	$7,463,806	$3,902,769	$2,125,447

* Commenced operations July 1, 1999

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

Liberty Newport Japan		Liberty Newport Japan	Liberty S&P 500
Opportunities Fund, VS (A)**		Opportunities Fund, VS (B)**	Index Fund, VS (A)**
	2000	2000	2000
Income
Dividends	$-	$-	$458
Expenses
Mortality and expense risk
and administrative charges	-	466	-
Net investment income (expense)	-	(466)	458
Realized gain (loss)	-	24,718	-
Unrealized appreciation (depreciation)
during the period	(29,667)	(735,676)	(5,585)
Net increase (decrease) in net assets
from operations	(29,667)	(711,424)	(5,127)

Purchase payments from contract owners	-	89,946	-
Transfers between accounts	-	10,384	-
Contract terminations and annuity payouts	-	(17,990)	-
Other transfers to Keyport Life
Insurance Company	100,000	2,400,000	100,000
Net increase (decrease) in net assets from
contract transactions	100,000	2,482,340	100,000

Net assets at beginning of period	-	-	-

Net assets at end of period	$70,333	$1,770,916	$94,873

** Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

Liberty S&P 500		Liberty Select	Liberty Select
Index Fund, VS (B)**		Value Fund, VS (A)**	Value Fund, VS (B)**
	2000	2000	2000
Income
Dividends	$50,682	$1,042	$33,592
Expenses
Mortality and expense risk
and administrative charges	18,747	-	3,997
Net investment income (expense)	31,935	1,042	29,595
Realized gain (loss)	(410)	-	(2,136)
Unrealized appreciation (depreciation)
during the period	(676,319)	10,335	222,840
Net increase (decrease) in net assets
from operations	(644,794)	11,377	250,299

Purchase payments from contract owners	6,053,817	-	1,276,661
Transfers between accounts	1,376,654	-	274,412
Contract terminations and annuity payouts	(1,081,026)	-	(96,108)
Other transfers to Keyport Life
Insurance Company	4,900,000	100,000	1,900,000
Net increase (decrease) in net assets from
contract transactions	11,249,445	100,000	3,354,965

Net assets at beginning of period	-	-	-

Net assets at end of period	$10,604,651	$111,377	$3,605,264

** Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

Rydex Financial		Rydex Financial	Rydex Health Care
Services Fund, VS (A)**		Services Fund, VS (B)**	Fund, VS (A)**
	2000	2000	2000
Income
Dividends	$958	$17,010	$-
Expenses
Mortality and expense risk
and administrative charges	-	3,225	-
Net investment income (expense)	958	13,785	-
Realized gain (loss)	-	(56)	-
Unrealized appreciation (depreciation)
during the period	20,920	254,078	18,500
Net increase (decrease) in net assets
from operations	21,878	267,807	18,500

Purchase payments from contract owners	-	1,011,836	-
Transfers between accounts	-	213,100	-
Contract terminations and annuity payouts	-	(189,520)	-
Other transfers to Keyport Life
Insurance Company	100,000	900,000	100,000
Net increase (decrease) in net assets from
contract transactions	100,000	1,935,416	100,000

Net assets at beginning of period	-	-	-

Net assets at end of period	$121,878	$2,203,223	$118,500

** Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

Rydex Health		Wanger Foreign	Wanger International
Care Fund, VS (B)**		Forty Fund***	Small Cap Fund***
	2000	2000	2000
Income
Dividends	$-	$-	$-
Expenses
Mortality and expense risk
and administrative charges	4,969	80	132
Net investment income (expense)	(4,969)	(80)	(132)
Realized gain (loss)	178	205	960
Unrealized appreciation (depreciation)
during the period	291,633	7,302	(1,937)
Net increase (decrease) in net assets
from operations	286,842	7,427	(1,109)

Purchase payments from contract owners	1,366,274	138,403	235,795
Transfers between accounts	446,647	11,395	49,534
Contract terminations and annuity payouts	(189,761)	(53)	(19,284)
Other transfers to Keyport Life
Insurance Company	900,000	-	-
Net increase (decrease) in net assets from
contract transactions	2,523,160	149,745	266,045

Net assets at beginning of period	-	-	-

Net assets at end of period	$2,810,002	$157,172	$264,936

** Commenced operations June 1, 2000

*** Commenced operation October 16, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

	Wanger	Wanger US Small	Exeter Small
	Twenty Fund***	Cap Fund***	Cap Fund*****
	2000	2000	2000	1999
Income
Dividends	$-	$-	$-	$39
Expenses
Mortality and expense risk
and administrative charges	221	241	-	23
Net investment income (expense)	(221)	(241)	-	16
Realized gain (loss)	15	(211)	-	(314)
Unrealized appreciation (depreciation)
during the period	9,742	9,193	-	385
Net increase (decrease) in net assets
from operations	9,536	8,741	-	87

Purchase payments from contract owners	192,438	381,170	-	-
Transfers between accounts	165,172	47,058	-	-
Contract terminations and annuity payouts	(9,918)	(15,132)	-	(2,689)
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	347,692	413,096	-	(2,689)

Net assets at beginning of period	-	-	-	2,602

Net assets at end of period	$357,228	$421,837	$-	$-

                   *** Commenced operations October 16, 2000

                  ***** Name Change from Manning & Napier Small Cap Portfolio effective October 11, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

			Exeter Moderate
	Exeter Growth Fund*******		Growth Fund******
	2000	1999	2000	1999
Income
Dividends	$8,336	$17,706	$-	$854
Expenses
Mortality and expense risk
and administrative charges	1,111	1,055	116	34
Net investment income (expense)	7,225	16,651	(116)	820
Realized gain (loss)	57	(10,293)	5	720
Unrealized appreciation (depreciation)
during the period	42,242	26,456	10,620	(452)
Net increase (decrease) in net assets
from operations	49,524	32,814	10,509	-

Purchase payments from contract owners	-	-	160,000	-
Transfers between accounts	-	(200,529)	(1,035)	-
Contract terminations and annuity payouts	-	-	-	(4,227)
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	-	(200,529)	158,965	(4,227)

Net assets at beginning of period	288,882	456,597	-	3,139

	$338,406	$288,882	$169,474	$-

                   ****** Name Change from Manning & Napier Growth Portfolio effective October 11, 2000

                  ******* Name Change from Manning & Napier Equity Portfolio effective October 11, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

	MFS Emerging
	Growth Series IC		MFS Bond Series IC
	2000	1999	2000	1999
Income
Dividends	$3,259,564	$-	$359,334	$59,673
Expenses
Mortality and expense risk
and administrative charges	808,517	439,623	99,390	56,119
Net investment income (expense)	2,451,047	(439,623)	259,944	3,554
Realized gain (loss)	(207,887)	236,766	20,560	583
Unrealized appreciation (depreciation)
during the period	(15,747,140)	23,048,053	265,073	(126,367)
Net increase (decrease) in net assets
from operations	(13,503,980)	22,845,196	545,577	(122,230)

Purchase payments from contract owners	5,996,984	12,040,565	2,245,547	7,053,474
Transfers between accounts	8,133,164	6,932,697	(401,708)	(208,097)
Contract terminations and annuity payouts	(6,461,760)	(4,689,590)	(1,615,873)	(818,108)
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	7,668,388	14,283,672	227,966	6,027,269

Net assets at beginning of period	56,330,930	19,202,062	6,767,380	862,341

Net assets at end of period	$50,495,338	$56,330,930	$7,540,923	$6,767,380

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

			MFS Emerging
	MFS Research Series IC		Growth Series SC**
	2000	1999	2000
Income
Dividends	$4,061,966	$480,701	$-
Expenses
Mortality and expense risk
and administrative charges	877,391	606,895	15,057
Net investment income (expense)	3,184,575	(126,194)	(15,057)
Realized gain (loss)	142,010	(5,817)	(8,874)
Unrealized appreciation (depreciation)
during the period	(7,004,412)	10,633,721	(651,155)
Net increase (decrease) in net assets
from operations	(3,677,827)	10,501,710	(675,086)

Purchase payments from contract owners	4,451,754	19,066,897	5,123,377
Transfers between accounts	1,028,877	12,814,399	1,002,812
Contract terminations and annuity payouts	(6,234,816)	(7,842,197)	(689,832)
Other transfers to Keyport Life
Insurance Company	-	-	-
Net increase (decrease) in net assets from
contract transactions	(754,185)	24,039,099	5,436,357

Net assets at beginning of period	61,590,844	27,050,035	-

Net assets at end of period	$57,158,832	$61,590,844	$4,761,271

** Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

MFS Growth			MFS New
with Income Series SC**		MFS Growth Series SC**	Discovery Series SC**
	2000	2000	2000
Income
Dividends	$-	$-	$-
Expenses
Mortality and expense risk
and administrative charges	8,662	16,049	7,807
Net investment income (expense)	(8,662)	(16,049)	(7,807)
Realized gain (loss)	(2,251)	(687)	(4,741)
Unrealized appreciation (depreciation)
during the period	(39,034)	(456,027)	(110,640)
Net increase (decrease) in net assets
from operations	(49,947)	(472,763)	(123,188)

Purchase payments from contract owners	2,516,075	4,932,267	1,994,860
Transfers between accounts	831,357	1,710,797	797,967
Contract terminations and annuity payouts	(520,592)	(671,188)	(288,357)
Other transfers to Keyport Life
Insurance Company	-	-	-
Net increase (decrease) in net assets from
contract transactions	2,826,840	5,971,876	2,504,470

Net assets at beginning of period	-	-	-

Net assets at end of period	$2,776,893	$5,499,113	$2,381,282

** Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

	Mitchell Hutchins		Mitchell Hutchins
	Balanced Portfolio (I)*		Global Equity Portfolio (I)*
	2000	1999	2000	1999
Income
Dividends	$116,647	$5	$56,893	$282
Expenses
Mortality and expense risk
and administrative charges	13,311	1,895	7,994	639
Net investment income (expense)	103,336	(1,890)	48,899	(357)
Realized gain (loss)	3,557	1,318	2,329	273
Unrealized appreciation (depreciation)
during the period	(104,936)	19,287	(114,399)	24,964
Net increase (decrease) in net assets
from operations	1,957	18,715	(63,171)	24,880

Purchase payments from contract owners	1,812,084	290,494	442,794	356,489
Transfers between accounts	82,082	388,801	33,455	26,468
Contract terminations and annuity payouts	(792,051)	(82,310)	(214,530)	(4,103)
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	1,102,115	596,985	261,719	378,854

Net assets at beginning of period	615,700	-	403,734	-

Net assets at end of period	$1,719,772	$615,700	$602,282	$403,734

* Commenced operations July 1, 1999

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

	Mitchell Hutchins		Mitchell Hutchins
	Growth Portfolio (I)*		Growth & Income Portfolio (I)*
	2000	1999	2000	1999
Income
Dividends	$479,369	$24	$59,476	$1
Expenses
Mortality and expense risk
and administrative charges	31,899	8,050	14,019	1,440
Net investment income (expense)	447,470	(8,026)	45,457	(1,439)
Realized gain (loss)	25,343	(9,607)	2,531	(252)
Unrealized appreciation (depreciation)
during the period	(946,652)	389,917	(113,902)	49,613
Net increase (decrease) in net assets
from operations	(473,839)	372,284	(65,914)	47,922

Purchase payments from contract owners	907,833	1,463,018	1,168,073	556,246
Transfers between accounts	(274,867)	903,617	(17,741)	263,025
Contract terminations and annuity payouts	(658,726)	(374,830)	(655,422)	(80,851)
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	(25,760)	1,991,805	494,910	738,420

Net assets at beginning of period	2,364,089	-	786,342	-

Net assets at end of period	$1,864,490	$2,364,089	$1,215,338	$786,342

* Commenced operations July 1, 1999

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

	Mitchell Hutchins		Mitchell Hutchins Tactical
	Strategic Income Portfolio (I)*		Allocation Portfolio (I)*
	2000	1999	2000	1999
Income
Dividends	$15,530	$3,115	$563,257	$1,502,420
Expenses
Mortality and expense risk
and administrative charges	3,490	175	394,094	89,704
Net investment income (expense)	12,040	2,940	169,163	1,412,716
Realized gain (loss)	391	-	19,146	(763)
Unrealized appreciation (depreciation)
during the period	(11,714)	(3,099)	(1,245,682)	203,538
Net increase (decrease) in net assets
from operations	717	(159)	(1,057,373)	1,615,491

Purchase payments from contract owners	490,564	5,060	16,703,380	10,162,651
Transfers between accounts	45,566	50,992	2,500,878	15,571,444
Contract terminations and annuity payouts	(232,997)	-	(11,423,043)	(3,528,167)
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	303,133	56,052	7,781,215	22,205,928

Net assets at beginning of period	55,893	-	23,821,419	-

Net assets at end of period	$359,743	$55,893	$30,545,261	$23,821,419

* Commenced operations July 1, 1999

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

	Rydex	Rydex US Gov't
	OTC Fund****	Money Market Fund****
	2000	2000
Income
Dividends	$25,079	$240
Expenses
Mortality and expense risk
and administrative charges	5,423	31
Net investment income (expense)	19,656	209
Realized gain (loss)	(3,911)	-
Unrealized appreciation (depreciation)
during the period	(650,519)	-
Net increase (decrease) in net assets
from operations	(634,774)	209

Purchase payments from contract owners	1,921,600	137,487
Transfers between accounts	647,259	-
Contract terminations and annuity payouts	(196,936)	-
Other transfers to Keyport Life
Insurance Company	-	-
Net increase (decrease) in net assets from
contract transactions	2,371,923	137,487

Net assets at beginning of period	-	-

Net assets at end of period	$1,737,149	$137,696

**** Commenced operations March 15, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

	SteinRoe Money		SteinRoe Small
	Market Fund, VS (A)		Company Growth Fund, VS (A)
	2000	1999	2000	1999
Income
Dividends	$5,695,740	$2,705,615	$-	$-
Expenses
Mortality and expense risk
and administrative charges	1,324,208	773,463	180,976	98,329
Net investment income (expense)	4,371,532	1,932,152	(180,976)	(98,329)
Realized gain (loss)	-	-	(13,964)	28,500
Unrealized appreciation (depreciation)
during the period	-	-	(988,472)	3,282,785
Net increase (decrease) in net assets
from operations	4,371,532	1,932,152	(1,183,412)	3,212,956

Purchase payments from contract owners	74,258,740	75,251,444	829,752	1,468,690
Transfers between accounts	6,056,974	10,769,792	2,764,824	718,299
Contract terminations and annuity payouts	(37,570,692)	(34,684,625)	(1,657,210)	(915,225)
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	42,745,022	51,336,611	1,937,366	1,271,764

Net assets at beginning of period	84,169,590	30,900,827	10,729,910	6,245,190

Net assets at end of period	$131,286,144	$84,169,590	$11,483,864	$10,729,910

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

	SteinRoe		SteinRoe Balanced
	Balanced Fund, VS (A)		Fund, VS (B)**
	2000	1999	2000
Income
Dividends	$9,924,908	$5,104,247	$-
Expenses
Mortality and expense risk
and administrative charges	1,959,829	1,246,257	39,503
Net investment income (expense)	7,965,079	3,857,990	(39,503)
Realized gain (loss)	40,456	65,992	6,292
Unrealized appreciation (depreciation)
during the period	(11,507,282)	7,222,022	(377,398)
Net increase (decrease) in net assets
from operations	(3,501,747)	11,146,004	(410,609)

Purchase payments from contract owners	43,045,965	90,372,817	13,852,141
Transfers between accounts	6,827,173	23,241,187	3,031,598
Contract terminations and annuity payouts	(33,297,192)	(43,865,024)	(3,209,137)
Other transfers to Keyport Life
Insurance Company	-	-	-
Net increase (decrease) in net assets from
contract transactions	16,575,946	69,748,980	13,674,602

Net assets at beginning of period	132,597,606	51,702,622	-

Net assets at end of period	$145,671,805	$132,597,606	$13,263,993

** Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

	SteinRoe Mortgage		SteinRoe Mortgage
	Securities Fund, VS (A)		Securities Fund, VS (B)**
	2000	1999	2000
Income
Dividends	$2,699,379	$1,532,953	$-
Expenses
Mortality and expense risk
and administrative charges	636,910	494,945	18,128
Net investment income (expense)	2,062,469	1,038,008	(18,128)
Realized gain (loss)	107,804	(1,894)	1,239
Unrealized appreciation (depreciation)
during the period	2,008,968	(1,130,189)	215,638
Net increase (decrease) in net assets
from operations	4,179,241	(94,075)	198,749

Purchase payments from contract owners	6,236,846	15,439,942	6,161,156
Transfers between accounts	1,237,319	10,229,684	1,588,804
Contract terminations and annuity payouts	(6,954,866)	(7,730,613)	(1,097,739)
Other transfers to Keyport Life
Insurance Company	-	-	-
Net increase (decrease) in net assets from
contract transactions	519,299	17,939,013	6,652,221

Net assets at beginning of period	43,596,707	25,751,769	-

Net assets at end of period	$48,295,247	$43,596,707	$6,850,970

** Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

	SteinRoe Growth		SteinRoe Growth
	Stock Fund, VS (A)		Stock Fund, VS (B)**
	2000	1999	2000
Income
Dividends	$16,305,245	$1,216,366	$-
Expenses
Mortality and expense risk
and administrative charges	1,946,123	825,682	56,191
Net investment income (expense)	14,359,122	390,684	(56,191)
Realized gain (loss)	(220,397)	(43,936)	(5,894)
Unrealized appreciation (depreciation)
during the period	(38,563,107)	21,089,496	(2,643,248)
Net increase (decrease) in net assets
from operations	(24,424,382)	21,436,244	(2,705,333)

Purchase payments from contract owners	51,315,908	43,034,325	17,528,730
Transfers between accounts	32,707,765	21,733,236	3,841,040
Contract terminations and annuity payouts	(27,637,921)	(13,629,029)	(2,386,277)
Other transfers to Keyport Life
Insurance Company	-	-	-
Net increase (decrease) in net assets from
contract transactions	56,385,752	51,138,532	18,983,493

Net assets at beginning of period	103,670,971	31,096,195	-

Net assets at end of period	$135,632,341	$103,670,971	$16,278,160

** Commenced operations June 1, 2000

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 2000 and 1999

	Total	Total
	2000	1999
Income
Dividends	$132,933,090	$63,063,515
Expenses
Mortality and expense risk
and administrative charges	22,840,568	12,790,671
Net investment income (expense)	110,092,522	50,272,844
Realized gain (loss)	7,460,605	1,456,158
Unrealized appreciation (depreciation)
during the period	(270,229,376)	135,045,958
Net increase (decrease) in net assets
from operations	(152,676,249)	186,774,960

Purchase payments from contract owners	620,501,854	650,337,588
Transfers between accounts	182,014,804	324,571,921
Contract terminations and annuity payouts	(329,043,627)	(245,405,431)
Other transfers to Keyport Life
Insurance Company	(12,761,924)	26,722
Net increase (decrease) in net assets from
contract transactions	460,711,106	729,530,800

Net assets at beginning of period	1,459,303,967	542,998,207

Net assets at end of period	$1,767,338,824	$1,459,303,967

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements

December 31, 2000

1. Organization

Variable Account A (the "Variable Account"), is a segregated investment account of Keyport Life Insurance Company (the "Company"). The Variable Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940 and invests in shares of eligible funds. The Variable Account is a funding vehicle for group and individual variable annuity contracts. The Variable Account currently offers ten variable annuity contracts: Keyport Advisor, Keyport Advisor Vista, Keyport Advisor Charter, Keyport Advisor Optima, Keyport Charter, Keyport Vista, Keyport Optima, Keyport Exeter (formerly known as Manning & Napier), Annuitynet.com, and Rydex, distinguished principally by the level of expenses, surrender charges, and eligible fund options. The ten contracts and their respective eligible fund options are as follows:

Keyport Advisor Variable Annuity	Keyport Advisor Vista Variable Annuity

Alger American Fund:	AIM Variable Insurance Funds, Inc:
Alger American Growth Portfolio	AIM VI Capital Appreciation Fund
Alger American Small Capitalization	AIM VI Growth Fund
Portfolio	AIM VI International Equity Fund

MFS Variable Insurance Trust:	MFS Variable Insurance Trust:
MFS Emerging Growth Series - IC	MFS Emerging Growth Series - IC
MFS Research Series - IC	MFS Research Series - IC
MFS Bond Series - IC

SteinRoe Variable Investment Trust (SRVIT):	SteinRoe Variable Investment Trust (SRVIT):
SteinRoe Money Market Fund, VS (A)	SteinRoe Money Market Fund, VS (A)
SteinRoe Small Company Growth Fund, VS (A)	SteinRoe Small Company Growth Fund, VS (A)
SteinRoe Balanced Fund, VS (A)	SteinRoe Balanced Fund, VS (A)
SteinRoe Mortgage Securities Fund, VS (A)	SteinRoe Growth Stock Fund, VS (A)
SteinRoe Growth Stock Fund, VS (A)

Liberty Variable Investment Trust (LVIT):	Liberty Variable Investment Trust (LVIT):
Liberty Value Fund, VS (A)	Liberty Value Fund, VS (A)
SteinRoe Global Utilities Fund, VS (A)	SteinRoe Global Utilities Fund, VS (A)
Colonial International Fund for Growth, VS (A)	Colonial Strategic Income Fund, VS (A)
Colonial Strategic Income Fund, VS (A)	Colonial U.S. Growth & Income Fund, VS (A)
Colonial U.S. Growth & Income Fund, VS (A)	Liberty All-Star Equity Fund, VS (A)
Newport Tiger Fund, VS (A)	Colonial Small Cap Value Fund, VS (A)
Liberty All-Star Equity Fund, VS (A)	Colonial High Yield Securities Fund, VS (A)

Alliance Variable Products Series Fund, Inc:	Alliance Variable Products Series Fund, Inc:
Alliance Global Bond Portfolio (A)	Alliance Global Bond Portfolio (A)
Alliance Premier Growth Portfolio (A)	Alliance Premier Growth Portfolio (A)
Alliance Growth and Income Portfolio (A)
Alliance Real Estate Investment Portfolio (A)

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)

Keyport Advisor Charter Variable Annuity	Keyport Advisor Optima Variable Annuity

AIM Variable Insurance Funds, Inc:	AIM Variable Insurance Funds, Inc:
AIM VI Capital Appreciation Fund	AIM VI Capital Appreciation Fund
AIM VI Value Fund	AIM VI Value Fund
AIM VI Growth Fund

SteinRoe Variable Investment Trust (SRVIT):	SteinRoe Variable Investment Trust (SRVIT):
SteinRoe Money Market Fund, VS (A)	SteinRoe Money Market Fund, VS (A)
SteinRoe Balanced Fund, VS (A)	SteinRoe Balanced Fund, VS (A)
SteinRoe Mortgage Securities Fund, VS (A)	SteinRoe Mortgage Securities Fund, VS (A)
SteinRoe Growth Stock Fund, VS (A)	SteinRoe Growth Stock Fund, VS (A)

Liberty Variable Investment Trust (LVIT):	Liberty Variable Investment Trust (LVIT):
SteinRoe Global Utilities Fund, VS (A)	SteinRoe Global Utilities Fund, VS (A)
Colonial International Horizons Fund, VS (B)	Colonial International Horizons Fund, VS (B)
Colonial High Yield Securities Fund, VS (A)	Colonial High Yield Securities Fund, VS (A)
Colonial Small Cap Value Fund, VS (A)	Colonial Small Cap Value Fund, VS (A)
Colonial U.S. Growth & Income Fund, VS (A)	Colonial U.S. Growth & Income Fund, VS (A)
Liberty All-Star Equity Fund, VS (A)	Liberty All-Star Equity Fund, VS (A)
Newport Tiger Fund, VS (A)	Crabbe Huson Real Estate
Colonial Strategic Income Fund, VS (A)	Investment Fund, VS (B)
Colonial Global Equity Fund, VS (A)
Crabbe Huson Real Estate Investment Fund, VS (B)

Alliance Variable Products Series Fund, Inc:	Alliance Variable Products Series Fund, Inc:
Alliance Global Bond Portfolio (B)	Alliance Global Bond Portfolio (B)
Alliance Technology Portfolio (B)	Alliance Technology Portfolio (B)
Alliance Premier Growth Portfolio (B)	Alliance Growth and Income Portfolio (B)

Franklin Templeton:	Franklin Templeton:
Templeton Developing Markets Sec Fund 2	Templeton Developing Markets Sec Fund 2

Alger American Fund:	Mitchell Hutchins Trust:
Alger American Growth Portfolio	Mitchell Hutchins Balanced Portfolio (I)
Alger American Small Capitalization	Mitchell Hutchins Global Equity Portfolio (I)
Portfolio	Mitchell Hutchins Growth Portfolio (I)
Mitchell Hutchins Growth & Income Portfolio (I)
Mitchell Hutchins Strategic Income Portfolio (I)
Mitchell Hutchins Tactical Allocation Portfolio (I)

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)

Keyport Charter Variable Annuity (offered in 2000)	Keyport Vista Variable Annuity (offered in 2000)

AIM Variable Insurance Funds, Inc:	AIM Variable Insurance Funds, Inc:
AIM VI Capital Appreciation Fund	AIM VI Capital Appreciation Fund
AIM VI International Equity	AIM VI International Equity
AIM VI Value Fund	AIM VI Value Fund

SteinRoe Variable Investment Trust (SRVIT):	SteinRoe Variable Investment Trust (SRVIT):
SteinRoe Money Market Fund, VS (A)	SteinRoe Money Market Fund, VS (A)
SteinRoe Balanced Fund, VS (B)	SteinRoe Balanced Fund, VS (B)
SteinRoe Mortgage Securities Fund, VS (B)	SteinRoe Mortgage Securities Fund, VS (B)
SteinRoe Growth Stock Fund, VS (B)	SteinRoe Growth Stock Fund, VS (B)

Liberty Variable Investment Trust (LVIT):	Liberty Variable Investment Trust (LVIT):
Colonial High Yield Securities Fund, VS (B)	Colonial High Yield Securities Fund, VS (B)
Colonial Small Cap Value Fund, VS (B)	Colonial Small Cap Value Fund, VS (B)
Colonial Strategic Income Fund, VS (B)	Colonial Strategic Income Fund, VS (B)
Colonial U.S. Growth & Income Fund, VS (B)	Colonial U.S. Growth & Income Fund, VS (B)
Crabbe Huson Real Estate Investment	Crabbe Huson Real Estate Investment
Fund, VS (B)	Fund, VS (B)
Liberty All-Star Equity Fund, VS (B)	Liberty All-Star Equity Fund, VS (B)
Liberty Newport Japan Opportunity Fund, VS (B)	Liberty Newport Japan Opportunity Fund, VS (B)
Liberty S&P 500 Index Fund, VS (B)	Liberty S&P 500 Index Fund, VS (B)
Liberty Select Value Fund, VS (B)	Liberty Select Value Fund, VS (B)
Liberty Value Fund, VS (B)	Liberty Value Fund, VS (B)
Newport Tiger Fund, VS (B)	Newport Tiger Fund, VS (B)
Rydex Financial Services Fund, VS (B)	Rydex Financial Services Fund, VS (B)
Rydex Health Care Fund, VS (B)	Rydex Health Care Fund, VS (B)
Wanger Foreign Forty Fund	Wanger Foreign Forty Fund
Wanger International Small Cap Fund	Wanger International Small Cap Fund
Wanger Twenty Fund	Wanger Twenty Fund
Wanger US Small Cap Fund	Wanger US Small Cap Fund

Alliance Variable Products Series Fund, Inc:	Alliance Variable Products Series Fund, Inc:
Alliance Growth & Income Portfolio (B)	Alliance Growth & Income Portfolio (B)
Alliance Premier Growth Portfolio (B)	Alliance Premier Growth Portfolio (B)
Alliance Technology Portfolio (B)	Alliance Technology Portfolio (B)
Alliance Worldwide Privatization Portfolio (B)	Alliance Worldwide Privatization Portfolio (B)

Fidelity VIP Funds:	Fidelity VIP Funds:
Fidelity VIP Equity Income Fund - SC2	Fidelity VIP Equity Income Fund - SC2
Fidelity VIP III Growth Opportunities Fund - SC2	Fidelity VIP III Growth Opportunities Fund - SC2

MFS Variable Insurance Trust:	MFS Variable Insurance Trust:
MFS Emerging Growth Series - SC	MFS Emerging Growth Series - SC
MFS Growth Series - SC	MFS Growth Series - SC
MFS Growth with Income Series - SC	MFS Growth with Income Series - SC
MFS New Discovery Series - SC	MFS New Discovery Series - SC

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)
Keyport Charter Variable Annuity (continued)	Keyport Vista Variable Annuity (continued)
Rydex Variable Trust:	Rydex Variable Trust:
Rydex OTC Fund	Rydex OTC Fund

Keyport Optima Variable Annuity (offered in 2000)

AIM Variable Insurance Funds, Inc:	Alliance Variable Products Series Fund, Inc:
AIM VI Capital Appreciation Fund	Alliance Growth & Income Portfolio (B)
AIM VI International Equity Fund	Alliance Premier Growth Portfolio (B)
AIM VI Value Fund

SteinRoe Variable Investment Trust (SRVIT):	MFS Variable Insurance Trust:
SteinRoe Money Market Fund, VS (A)	MFS Emerging Growth Series - SC
SteinRoe Balanced Fund, VS (B)	MFS Growth Series - SC
SteinRoe Mortgage Securities Fund, VS (B)	MFS Growth with Income Series - SC
SteinRoe Growth Stock Fund, VS (B)

Liberty Variable Investment Trust (LVIT):	Mitchell Hutchins Trust:
Colonial High Yield Securities Fund, VS (B)	Mitchell Hutchins Balanced Portfolio (I)
Colonial Small Cap Value Fund, VS (B)	Mitchell Hutchins Global Equity Portfolio (I)
Colonial Strategic Income Fund, VS (B)	Mitchell Hutchins Growth Portfolio (I)
Crabbe Huson Real Estate Investment	Mitchell Hutchins Growth & Income Portfolio (I)
Fund, VS (B)	Mitchell Hutchins Strategic Income Portfolio (I)
Liberty All-Star Equity Fund, VS (B)	Mitchell Hutchins Tactical Allocation Portfolio (I)
Newport Tiger Fund, VS (B)

Keyport Exeter Variable Annuity

Exeter Insurance Fund, Inc:	SteinRoe Variable Investment Trust (SRVIT):
Exeter Maximum Horizon Fund	SteinRoe Money Market Fund, VS (A)
Exeter Moderate Growth Fund
Exeter Growth Fund

AnnuityNet.com Variable Annuity (offered in 2000)

Liberty Variable Investment Trust (LVIT):	SteinRoe Variable Investment Trust (SRVIT):
Colonial High Yield Securities Fund, VS (A)	SteinRoe Balanced Fund, VS (A)
Colonial Small Cap Value Fund, VS (A)	SteinRoe Growth Stock Fund, VS (A)
Colonial Strategic Income Fund, VS (A)	SteinRoe Money Market Fund, VS (A)
Colonial US Growth & Income Fund, VS(A)	SteinRoe Mortgage Securities Fund, VS (A)
Liberty All-Star Equity Fund, VS (A)
Newport Tiger Fund, VS (A)
SteinRoe Global Utilities Fund, VS (A)
Wanger Foreign Forty Fund
Wanger International Small Cap Fund
Wanger Twenty Fund
Wanger US Small Cap Fund

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)

Rydex Variable Annuity (offered in 2000)

Rydex Variable Trust

   Rydex Nova Fund

   Rydex OTC Fund

   Rydex Precious Metals Fund

   Rydex Ursa Fund

   Rydex US Government Bond Fund

   Rydex US Government Money Market Fund

On June 1, 2000, the fund name of Colonial Growth & Inccome Fund was changed to Liberty Value Fund.

On October 11, 2000, the product name for the Manning & Napier Variable Annuity was changed to the Keyport Exeter Variable Annuity, and the fund names for Manning & Napier Maximum Horizon Portfolio, Manning & Napier Moderate Growth Portfolio, and Manning & Napier Growth Portfolio were changed to Exeter Maximum Horizon Fund, Exeter Moderate Growth Fund and Exeter Growth Fund, respectively.

2. Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the Variable Account.

Shares of the eligible funds are sold to the Variable Account at the reported net asset values. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on sales of investments are computed on the basis of identified cost of the investments sold.

Annuity reserves are computed for contracts in the income stage according to the 1983a Individual Annuity Mortality Table. The assumed investment rate is either 3.0%, 4.0%, 5.0% or 6.0% unless the annuitant elects otherwise, in which case the rate may vary from 3.0% to 6.0%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company.

The net assets retained by the Company represent seed money shares invested in certain sub-accounts required to commence operations. The seed money is stated at market value (shares multiplied by net asset value per share).

The operations of the Variable Account are included in the federal income tax return of the Company, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code. The Company does not anticipate any tax liability resulting from the operations of the Variable Account. Therefore, a provision for income taxes has not been charged against the Variable Account.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

3. Expenses

Keyport Advisor, Keyport Advisor Charter and Optima, Keyport Charter and Optima Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. In the event of a contract termination, a contingent deferred sales charge, based on a graded table of charges, is deducted. An annual contract maintenance charge of $36 to cover the cost of contract administration is deducted from each contractholder's account on the contract anniversary date. Daily deductions are made from each sub-account for assumption of mortality and expense risk at an effective annual rate of 1.25% of contract value. A daily deduction is also made for distribution costs incurred by the Company at an effective annual rate of 0.15% of contract value. For the Contact series Keyport Advisor Employee, the effective annual rate for daily deductions for the assumption of mortality and expense risk is 0.35%; no other charges apply.

Optional riders are available for Keyport Advisor Charter and Optima only. The deduction is a yearly charge of 0.35% for a guaranteed income benefit rider, 0.05% for an enhanced death benefit (if purchased with income rider) and 0.10% for an enhanced death benefit (if purchased without the income rider).

Keyport Advisor Vista and Keyport Vista Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges. Daily deductions are made from each sub-account for administrative charges incurred by the Company at an effective annual rate of 0.15% of contract value. A daily deduction is also made from each sub-account for assumption of mortality and expense risk at an effective annual rate of 1.25% of contract value.

Keyport Exeter Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges. An annual contract maintenance charge of $35 to cover the cost of contract administration is deducted from each contractholder's account on the contract anniversary date. Daily deductions are made from each sub-account for assumption of mortality and expense risk at an effective annual rate of 0.35% of contract value.

AnnuityNet.com Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges. Daily deductions are made from each sub-account for assumption of mortality and expense risk at an effective annual rate of 0.65% of contract value.

Rydex Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges. Daily deductions are made from each sub-account for assumption of mortality and expense risk at an effective annual rate of 0.90% of contract value.

4. Affiliated Company Transactions

Administrative services necessary for the operation of the Variable Account are provided by the Company. The Company has absorbed all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws. SteinRoe & Farnham, Inc., an affiliate of the Company, is the investment advisor to the SRVIT. Liberty Advisory Services Corporation (LASC), a wholly-owned subsidiary of the Company, is the investment advisor to the LVIT. Colonial Management Associates, Inc., an affiliate of the Company, is the investment sub-advisor to the LVIT. Keyport Financial Services Corp., a wholly-owned subsidiary of LASC, is the principal underwriter for SRVIT and LVIT. The investment advisors' compensation is based upon the asset level of the mutual funds.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Unit Values

A summary of the accumulation unit values at December 31, 2000 and 1999 and the accumulation units and dollar value outstanding at December 31, 2000 are as follows:

	1999		2000
	UNIT	UNIT
	VALUE	VALUE	UNITS	DOLLARS
AIM VI Capital Appreciation Fund - KG17
Keyport Advisor Vista	$15.818110	$13.898187	1,600,200.47	$22,239,885

AIM VI Growth Fund - KG16
Keyport Advisor Vista	15.758600	12.357180	461,174.46	5,698,816

AIM VI International Equity Fund - KG12
Keyport Advisor Vista	15.286602	11.095271	899,320.58	9,978,206

AIM VI Value Fund - KG18
Keyport Advisor Charter	11.272026	9.488402	2,838,317.90	26,931,101

Alger American Growth Portfolio
Keyport Advisor	23.647189	19.875524	4,376,875.78	86,992,700
Employee	23.967311	20.354780	7,517.43	153,016

Alger American Small Capitalization Portfolio
Keyport Advisor	17.941512	12.881699	1,656,788.25	21,342,248
Employee	19.367492	14.050886	1,096.95	15,413

Alliance Global Bond Portfolio (A)
Keyport Advisor	10.223508	10.200933	2,428,766.33	24,775,683
Employee	10.461269	10.547027	1,229.67	12,969

Alliance Global Bond Portfolio (B)
Keyport Advisor Charter	10.138145	10.096031	421,041.69	4,250,850

Alliance Premier Growth Portfolio (A)
Keyport Advisor	25.635815	21.091269	6,086,557.32	128,373,218
Employee	25.168991	20.923231	7,767.82	162,528

Alliance Premier Growth Portfolio (B)
Keyport Advisor Charter	11.492244	9.432312	4,563,240.86	43,041,912

Alliance Growth and Income Portfolio (A)
Keyport Advisor Vista	11.964979	13.439056	548,955.74	7,377,447

Alliance Growth and Income Portfolio (B)
Keyport Advisor Optima	9.557132	10.706953	726,795.97	7,781,770

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Unit Values (continued)
	1999		2000
	UNIT	UNIT
	VALUE	VALUE	UNITS	DOLLARS
Alliance Real Estate Investment Portfolio (A)
Keyport Advisor Vista	$8.439990	$10.545168	74,789.69	$788,670

Alliance Technology Portfolio (B)
Keyport Advisor Charter	14.920432	11.525363	2,476,631.10	28,544,072

Alliance Worldwide Privatization (B)
Keyport Charter	-	8.273973	25,863.49	213,994

Templeton Developing Markets Sec Fund 2
Keyport Advisor Charter	10.514681	7.046956	242,059.37	1,705,782

Fidelity VIP Equity Income Fund - SC2
Keyport Charter	-	10.761154	366,922.26	3,948,507

Fidelity VIP III Growth Opportunities Fund - SC2
Keyport Charter	-	8.333497	407,950.21	3,399,652

Liberty Value Fund, VS (A)
Keyport Advisor	22.079285	25.352693	3,597,440.63	91,204,808
Employee	23.466300	27.225976	1,798.83	48,975

Liberty Value Fund, VS (B)
Keyport Charter	-	25.303098	35,534.50	899,133

SteinRoe Global Utilities Fund, VS (A)
Keyport Advisor	22.736744	19.464675	2,185,369.25	42,537,502
Employee	24.046396	20.800617	405.61	8,437
AnnuityNet.com	-			-

Colonial International Fund for Growth, VS (A)
Keyport Advisor	14.919035	11.995720	3,158,842.79	37,892,594
Employee	16.231655	13.187460	2,129.14	28,078

Colonial Strategic Income Fund, VS (A)
Keyport Advisor	14.291029	14.101909	5,623,740.51	79,305,477
Employee	15.025887	14.981661	1,078.04	16,151
AnnuityNet.com	-			-

Colonial Strategic Income Fund, VS (B)
Keyport Charter	-	14.074909	176,932.74	2,490,312

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Unit Values (continued)
	1999		2000
	UNIT	UNIT
	VALUE	VALUE	UNITS	DOLLARS

Colonial U.S. Growth & Income Fund, VS (A)
Keyport Advisor	$27.196081	$27.788412	3,673,451.15	$102,079,374
Employee	28.910163	29.847600	1,002.33	29,917
AnnuityNet.com	-			-

Colonial U.S. Growth & Income Fund, VS (B)
Keyport Charter	-	27.774424	114,566.89	3,182,029

Colonial High Yield Securities, VS (A)
Keyport Advisor Vista	9.654958	8.865879	1,123,138.42	9,957,609
AnnuityNet.com	10.020872	9.270320	16,299.24	151,099

Colonial High Yield Securities, VS (B)
Keyport Charter	-	8.844888	87,775.27	776,362

Colonial Small Cap Value Fund, VS (A)
Keyport Advisor Vista	8.992979	10.543669	303,190.29	3,196,738
AnnuityNet.com	10.480908	12.379525	73.13	905

Colonial Small Cap Value Fund, VS (B)
Keyport Charter	-	10.543674	240,930.55	2,540,293

Newport Tiger Fund, VS (A)
Keyport Advisor	13.034893	10.845661	1,046,324.99	11,348,086
Employee	13.683375	11.504183	7,178.98	82,588
AnnuityNet.com	10.436416	8.748285	60.97	533

Newport Tiger Fund, VS (B)
Keyport Charter	-	10.887689	53,352.74	580,888

Liberty All-Star Equity Portfolio, VS (A)
Keyport Advisor	12.608901	13.203161	3,979,298.15	52,539,314
Employee	12.889995	13.638173	6,929.67	94,508
AnnuityNet.com	-		-	-

Liberty All-Star Equity Portfolio, VS (B)
Keyport Charter	-	9.955955	212,378.46	2,114,430

Colonial Global Equity Fund, VS (B)
Keyport Advisor Charter	10.605447	8.800007	304,083.72	2,675,939

Colonial International Horizons Fund, VS (B)
Keyport Advisor Charter	11.683718	9.266803	504,611.29	4,676,133

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Unit Values (continued)
	1999		2000
	UNIT	UNIT
	VALUE	VALUE	UNITS	DOLLARS

Crabbe Huson Real Estate Investment Fund, VS (B)
Keyport Advisor Charter	$8.908559	$10.198222	130,749.90	$1,333,417

Liberty Newport Japan Opp Fund, VS (B)
Keyport Charter	-	6.745619	11,639.06	78,513

Liberty S&P 500 Index Fund, VS (B)
Keyport Charter	-	8.925970	568,722.57	5,076,401

Liberty Select Value Fund, VS (B)
Keyport Charter	-	10.529745	132,629.89	1,396,559

Rydex Financial Services Fund, VS (B)
Keyport Charter	-	12.120670	76,716.04	929,850

Rydex Health Care Fund, VS (B)
Keyport Charter	-	11.080013	140,358.45	1,555,173

Wanger Foreign Forty Fund
Keyport Charter	-	9.697009	16,208.31	157,172

Wanger International Small Cap Fund
Keyport Charter	-	8.931027	27,906.43	249,233

Wanger Twenty Fund
Keyport Charter	-	10.392612	33,623.81	349,439

Wanger US Small Cap Fund
Keyport Charter	-	10.541409	38,719.65	408,160

Exeter Growth Fund
Exeter VA	13.907081	16.293114	20,769.84	338,405

Exeter Moderate Growth Fund
Exeter VA	12.462297	14.132898	11,991.44	169,474

MFS Emerging Growth Series IC
Keyport Advisor	26.934484	21.355215	2,012,402.22	42,975,282
Employee	29.398738	23.552359	1,787.66	42,104

MFS Bond Series IC
Keyport Advisor Vista	9.940741	10.707167	620,834.34	6,647,377

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Unit Values (continued)
	1999		2000
	UNIT	UNIT
	VALUE	VALUE	UNITS	DOLLARS

MFS Research Series IC
Keyport Advisor	$17.616518	$16.531125	2,941,644.42	$48,628,692
Employee	17.581796	16.670611	2,385.85	39,774

MFS Emerging Growth Series SC
Keyport Charter	-	21.340401	200,615.59	4,281,217

MFS Growth with Income Series SC
Keyport Charter	-	9.677660	239,312.03	2,315,980

MFS Growth Series SC
Keyport Charter	-	8.795111	572,411.34	5,034,421

MFS New Discoveries Series SC
Keyport Charter	-	9.108587	240,437.71	2,190,048

Mitchell Hutchins Balanced Portfolio (I)
Keyport Advisor Optima	10.085161	10.009390	84,409.72	844,890

Mitchell Hutchins Global Equity Portfolio (I)
Keyport Advisor Optima	11.164623	9.957734	43,769.66	435,847

Mitchell Hutchins Growth Portfolio (I)
Keyport Advisor Optima	11.961619	9.527353	103,926.45	990,144

Mitchell Hutchins Growth & Income Portfolio (I)
Keyport Advisor Optima	10.509119	9.869164	71,440.28	705,056

Mitchell Hutchins Strategic Income Portfolio (I)
Keyport Advisor Optima	9.979454	9.920520	16,100.04	159,721

Mitchell Hutchins Tactical Allocation Portfolio (I)
Keyport Advisor Optima	10.469298	10.104966	1,679,299.28	16,969,262

Rydex OTC Fund
Keyport Charter	-	5.825796	275,596.88	1,605,571

Rydex US Governmnet Money Market Fund
Rydex VA	-	25.757682	5,345.84	137,696

SteinRoe Money Market Fund VS (A)
Keyport Advisor	14.762002	15.436578	7,119,645.55	109,902,964
Dollar Cost Averaging	14.670963	15.555598	15,419.60	239,861
Employee	13.162581	13.907577	4,454.11	61,946
AnnuityNet.com	10.017284	10.552915	8,104.62	85,527

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Unit Values (continued)
	1999		2000
	UNIT	UNIT
	VALUE	VALUE	UNITS	DOLLARS

SteinRoe Small Company Growth Fund VS (A)
Keyport Advisor	$37.025224	$34.541388	307,004.15	$10,604,349
Employee	22.969072	21.651921	664.89	14,396

SteinRoe Balanced Fund VS (A)
Keyport Advisor	30.197093	29.459745	3,173,734.31	93,497,403
Employee	20.737572	20.442146	2,253.59	46,068
AnnuityNet.com	-	-	-	-

SteinRoe Balanced Fund VS (B)
Keyport Charter	-	29.423711	352,202.80	10,363,113

SteinRoe Mortgage Securities Fund VS (A)
Keyport Advisor	18.762170	20.526080	1,964,120.33	40,315,691
Employee	13.807372	15.262915	913.86	13,948
AnnuityNet.com	10.007897	11.030141	25,443.94	280,650

SteinRoe Mortgage Securities Fund VS (B)
Keyport Charter	-	20.470221	287,550.19	5,886,216

SteinRoe Growth Stock Fund VS (A)
Keyport Advisor	60.540522	52.531714	2,055,546.99	107,981,407
Employee	38.795882	34.014801	4,981.45	169,443
AnnuityNet.com	-			-

SteinRoe Growth Stock Fund VS (B)
Keyport Charter	-	52.458436	277,907.43	14,578,589

			82,599,484	$1,418,273,101

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

6. Purchases and Sales of Securities

The cost of shares purchased and proceeds from shares sold by the Variable Account during 2000 are shown below:

	Purchases	Sales

AIM VI Capital Appreciation Fund - KG17	$35,902,135	$7,021,123

AIM VI Growth Fund - KG16	7,038,736	2,988,646

AIM VI International Equity Fund - KG12	441,677,427	437,401,573

AIM VI Value Fund - KG18	36,417,851	5,356,764

Alger American Growth Portfolio	58,000,107	11,577,223

Alger American Small Capitalization Portfolio	28,489,716	5,576,406

Alliance Global Bond Portfolio (A)	7,432,177	5,920,815

Alliance Global Bond Portfolio (B)	5,078,679	1,103,258

Alliance Premier Growth Portfolio (A)	32,538,912	19,233,402

Alliance Premier Growth Portfolio (B)	57,892,460	7,743,432

Alliance Growth and Income Portfolio (A)	4,176,889	2,602,444

Alliance Growth and Income Portfolio (B)	13,855,422	3,647,707

Alliance Real Estate Investment Portfolio (A)	442,338	661,254

Alliance Technology Portfolio (B)	52,371,400	11,526,147

Alliance Worldwide Privatization Portfolio (B)	289,851	46,149

Templeton Developing Markets Sec. Fund 2	2,297,683	674,640

Fidelity VIP Equity Income Fund - SC2	4,322,518	176,617

Fidelity VIP Growth Opportunities Fund - SC2	4,557,841	315,713

Liberty Value Fund, VS (A)	9,981,570	17,236,080

Liberty Value Fund, VS (B)	1,029,916	51,230

SteinRoe Global Utilities Fund, VS (A)	21,628,703	6,362,933

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

6. Purchases and Sales of Securities (continued)

Purchases		Sales

Colonial International Fund for Growth, VS (A)	$14,545,313	$11,238,181

Colonial Strategic Income Fund, VS (A)	19,947,007	21,174,130

Colonial Strategic Income Fund, VS (B)	3,683,249	448,228

Colonial U.S. Growth & Income Fund, VS (A)	32,054,506	19,993,583

Colonial U.S. Growth & Income Fund, VS (B)	3,931,963	180,102

Colonial High Yield Securities Fund, VS (A)	9,862,903	4,459,618

Colonial High Yield Securities Fund, VS (B)	1,724,534	636,423

Colonial Small Cap Value Fund, VS (A)	4,326,844	1,953,152

Colonial Small Cap Value Fund, VS (B)	3,161,570	264,426

Newport Tiger Fund, VS (A)	58,787,601	55,232,820

Newport Tiger Fund, VS (B)	13,814,227	13,269,597

Liberty All-Star Equity Fund, VS (A)	21,684,328	31,009,216

Liberty All-Star Equity Fund, VS (B)	2,756,643	183,617

Colonial Global Equity Fund, VS (B)	5,899,298	3,020,681

Colonial International Horizons Fund, VS (B)	8,394,002	2,866,923

Crabbe Huson Real Estate Investment Fund, VS (B)	2,061,684	499,552

Liberty Newport Japan Opportunities Fund, VS (A)	100,000	-

Liberty Newport Japan Opportunities Fund, VS (B)	3,709,808	1,227,934

Liberty S&P 500 Index Fund, VS (A)	100,458	-

Liberty S&P 500 Index Fund, VS (B)	11,796,536	515,157

Liberty Select Value Fund, VS (A)	101,042	-

Liberty Select Value Fund, VS (B)	3,462,802	78,241

Rydex Financial Services Fund, VS (A)	100,958	-

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

6. Purchases and Sales of Securities (continued)

	Purchases	Sales

Rydex Financial Services Fund, VS (B)	$2,200,158	$250,957

Rydex Health Care Fund, VS (A)	100,000	-

Rydex Health Care Fund, VS (B)	2,726,438	208,247

Wanger Foreign Forty Fund	159,338	9,673

Wanger International Small Cap Fund	464,649	198,735

Wanger Twenty Fund	356,176	8,704

Wanger US Small Cap Fund	422,740	9,885

Exeter Growth Fund	8,336	1,110

Exeter Moderate Growth Fund	158,965	116

MFS Emerging Growth Series IC	18,568,541	8,449,105

MFS Bond Series IC	2,444,912	1,957,002

MFS Research Series IC	11,494,087	9,063,699

MFS Emerging Growth Series SC	5,785,829	364,530

MFS Growth with Income Series SC	3,149,939	331,763

MFS Growth Series SC	6,269,486	313,659

MFS New Discoveries Series SC	2,749,506	252,843

Mitchell Hutchins Balanced Portfolio (I)	2,037,681	832,230

Mitchell Hutchins Global Equity Portfolio (I)	563,029	252,412

Mitchell Hutchins Growth Portfolio (I)	1,594,396	1,172,686

Mitchell Hutchins Growth & Income Portfolio (I)	1,244,637	704,269

Mitchell Hutchins Strategic Income Portfolio (I)	586,197	271,024

Mitchell Hutchins Tactical Allocation Portfolio (I)	18,819,193	10,868,815

Rydex OTC Fund	2,563,976	172,397

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

6. Purchases and Sales of Securities (continued)

	Purchases	Sales

Rydex US Government Money Market Fund	$137,727	$31

SteinRoe Money Market Fund VS (A)	613,716,998	566,601,799

SteinRoe Small Company Growth Fund VS (A)	46,440,335	44,683,945

SteinRoe Balanced Fund VS (A)	51,351,679	26,810,654

SteinRoe Balanced Fund VS (B)	15,074,852	1,439,754

SteinRoe Mortgage Securities Fund VS (A)	11,453,702	8,871,935

SteinRoe Mortgage Securities Fund VS (B)	7,205,128	571,035

SteinRoe Growth Stock Fund VS (A)	87,383,219	16,638,346

SteinRoe Growth Stock Fund VS (B)	19,433,074	505,772

	$1,988,094,530	$1,417,292,269

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

7. Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

Report of Independent Auditors

The Board of Directors

Keyport Life Insurance Company

We have audited the consolidated balance sheets of Keyport Life Insurance Company as of December 31, 2000 and 1999, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Keyport Life Insurance Company at December 31, 2000 and 1999, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP

Boston, Massachusetts

January 29, 2001

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEET

(in thousands)

	December 31,
ASSETS	2000	1999

Cash and investments:
Fixed maturities available for sale (amortized cost: 2000 - $10,728,519;
1999 - $10,846,403)	$10,668,288	$10,516,094
Equity securities (cost: 2000 - $71,489; 1999 - $30,964)	76,427	37,933
Mortgage loans	9,433	12,125
Policy loans	620,824	599,478
Other invested assets	783,043	882,318
Cash and cash equivalents	1,728,279	1,075,903
Total cash and investments	13,886,294	13,123,851

Accrued investment income	163,474	161,976
Deferred policy acquisition costs	547,901	739,194
Income taxes recoverable	-	34,771
Intangible assets	15,570	16,826
Receivable for investments sold	90,545	2,683
Other assets	91,742	53,536
Separate account assets	4,212,488	3,363,140

Total assets	$19,008,014	$17,495,977

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
Policy liabilities	$11,968,489	$12,109,628
Income taxes payable	9,954	-
Deferred income taxes	161,615	267,966
Payable for investments purchased and loaned	1,364,531	754,878
Other liabilities	56,403	49,149
Separate account liabilities	4,166,787	3,300,968
Total liabilities	17,727,779	16,482,589

Stockholder's equity:
Common stock, $1.25 par value; authorized 8,000 shares;
issued and outstanding 2,412 shares	3,015	3,015
Additional paid-in capital	505,933	505,933
Retained earnings	797,606	665,055
Accumulated other comprehensive loss	(26,319)	(160,615)
Total stockholder's equity	1,280,235	1,013,388

Total liabilities and stockholder's equity	$19,008,014	$17,495,977

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED INCOME STATEMENT

(in thousands)

	Year ended December 31,
	2000	1999	1998

Revenues:
Net investment income, including distributions from private equity limited partnerships	$ 856,808	$ 805,216	$ 815,226
Interest credited to policyholders	539,643	526,574	562,238
Investment spread	317,165	278,642	252,988
Net realized investment (losses) gains	(35,796)	(41,510)	785
Net change in unrealized and undistributed gains in private equity limited partnerships	31,604	-	-
Fee income:
Surrender charges	24,266	17,730	17,487
Separate account income	43,518	33,485	20,589
Management fees	11,874	8,931	4,760
Total fee income	79,658	60,146	42,836

Expenses:
Policy benefits	4,997	3,603	2,880
Operating expenses	70,542	54,424	53,544
Amortization of deferred policy acquisition costs	116,123	97,359	77,410
Amortization of intangible assets	1,256	1,256	1,256
Total expenses	192,918	156,642	135,090

Income before income taxes	199,713	140,636	161,519
Income tax expense	57,128	45,977	52,919

Net income	$ 142,585	$ 94,659	$ 108,600

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY

(in thousands)

				Accumulated
		Additional		Other
	Common	Paid-in	Retained	Comprehensive
	Stock	Capital	Earnings	Income (Loss)	Total

Balance, December 31, 1997	$3,015	$505,933	$511,796	$ 82,277	$1,103,021

Comprehensive income (loss)
Net income	-	-	108,600	-	108,600
Other comprehensive income, net of tax
Net unrealized investment losses	-	-	-	(56,024)	(56,024)
Comprehensive income					52,576
Dividends paid to Parent	-	-	(20,000)	-	(20,000)

Balance, December 31, 1998	3,015	505,933	600,396	26,253	1,135,597

Comprehensive income (loss)
Net income	-	-	94,659	-	94,659
Other comprehensive loss,
net of tax
Net unrealized investment losses	-	-	-	(186,868)	(186,868)
Comprehensive loss					(92,209)

Dividends paid to Parent	-	-	(30,000)	-	(30,000)

Balance, December 31, 1999	3,015	505,933	665,055	(160,615)	1,013,388

Comprehensive income (loss)
Net income	-	-	142,585	-	142,585
Other comprehensive loss,
net of tax
Net unrealized investment gains	-	-	-	134,296	134,296
Comprehensive income					276,881

Dividends paid to Parent	-	-	(10,034)	-	(10,034)

Balance, December 31, 2000	$3,015	$505,933	$797,606	$ (26,319)	$1,280,235

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	Year ended December 31,
	2000	1999	1998

Cash flows from operating activities:
Net income	$ 142,585	$ 94,659	$ 108,600
Adjustments to reconcile net income to net cash
provided by operating activities:
Interest credited to policyholders	539,643	526,574	562,238
Net realized investment losses (gains)	35,796	41,510	(785)
Net change in unrealized and undistributed
gains in private equity limited partnerships	(31,604)	-	-
Net amortization on investments	59,836	79,508	75,418
Change in deferred policy acquisition costs	9,023	(17,446)	(24,193)
Change in current and deferred income taxes	5,783	53,060	1,112
Net change in other assets and liabilities	22,487	2,876	(53,786)
Net cash provided by operating activities	783,549	780,741	668,604

Cash flows from investing activities:
Investments purchased - available for sale	(3,802,286)	(4,835,872)	(6,789,048)
Investments sold - available for sale	2,877,082	4,322,679	5,405,955
Investments matured - available for sale	894,779	823,252	1,273,478
Increase in policy loans	(21,346)	(20,708)	(24,089)
Decrease in mortgage loans	2,692	42,992	5,545
Other invested assets sold (purchased), net	8,336	(17,344)	16,442
Value of business acquired, net of cash	-	-	(3,999)
Net cash (used in) provided by
investing activities	(40,743)	314,999	(115,716)

Cash flows from financing activities:
Withdrawals from policyholder accounts	(2,249,950)	(2,108,889)	(1,690,035)
Deposits to policyholder accounts	1,569,168	894,414	1,224,991
Dividends paid to Parent	(10,034)	(30,000)	(20,000)
Net change in securities lending	600,386	505,013	(510,566)
Net cash used in
financing activities	(90,430)	(739,462)	(995,610)

Change in cash and cash equivalents	652,376	356,278	(442,722)
Cash and cash equivalents at beginning of year	1,075,903	719,625	1,162,347

Cash and cash equivalents at end of year	$ 1,728,279	$ 1,075,903	$ 719,625

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

1. Accounting Policies

Organization

Keyport Life Insurance Company offers a diversified line of fixed, indexed and variable annuity products designed to serve the growing retirement savings market. These annuity products are sold through a wide-ranging network of banks, agents and security dealers throughout the United States.

The Company is a wholly owned subsidiary of Liberty Financial Companies, Incorporated ("Liberty Financial"), which is a majority-owned, indirect subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual").

Principles of Consolidation

The consolidated financial statements include Keyport Life Insurance Company and its wholly owned subsidiaries, Independence Life and Annuity Company ("Independence Life"), Keyport Benefit Life Insurance Company ("Keyport Benefit"), Liberty Advisory Services Corp. and Keyport Financial Services Corp. (collectively, the "Company").

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP), which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities. All significant intercompany transactions and balances have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Investments in debt and equity securities classified as available for sale are carried at fair value, and aftertax unrealized gains and losses (net of adjustments to deferred policy acquisition costs) are reported as a separate component of accumulated other comprehensive income (loss). The cost basis of securities is adjusted for declines in value that are determined to be other than temporary. Realized investment gains and losses are calculated on a first-in, first-out basis, net of adjustments for amortization of deferred policy acquisition costs.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

1. Accounting Policies (continued)

For the mortgage-backed bond portion of the fixed-maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments over the estimated economic life of the security. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, and any resulting adjustment is included in net investment income.

Mortgage loans are carried at amortized cost. Policy loans are carried at the unpaid principal balances plus accrued interest.

Partnerships, which are included in other invested assets, are accounted for on either the cost method or equity method. The equity method of accounting is used for all partnerships in which the Company has an ownership interest in excess of 3%.

The net change in unrealized and undistributed gains in private equity limited partnerships primarily represents increases in the fair value of the underlying investments of the private equity limited partnerships that are accounted for under the equity method. This change in unrealized and undistributed gains is recorded net of the related amortization of deferred policy acquisition costs of $58.7 million for the year ended December 31, 2000. The net amounts realized, which are recognized in investment income, were $13.3 million for the year ended December 31, 2000. The financial information for these investments is obtained directly from the private equity limited partnerships on a periodic basis. The corresponding amounts in 1999 and 1998 were insignificant. Partnership investments totaled $439.0 million ($348.7 million excluding the net change in unrealized and undistributed gains in private equity limited partnerships) and $180.7 million at December 31, 2000 and 1999, respectively.

Derivatives

The Company uses interest rate swap and cap agreements to manage its interest rate risk and call options and futures on the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") to hedge its obligations to provide returns based upon this index.

The Company utilizes interest rate swap agreements ("swap agreements") and interest rate cap agreements ("cap agreements") to match assets more closely to liabilities. Swap agreements are agreements to exchange with a counterparty interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company currently utilizes swap agreements to reduce asset duration and to better match interest rates earned on longer-term fixed-rate assets with interest rates credited to policyholders. The Company also utilizes total return swaps to hedge the value of certain separate account liabilities. A total return swap is an agreement to exchange payments based upon an underlying notional balance and changes in variable-rate and total-return indices.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

1. Accounting Policies (continued)

Cap agreements are agreements with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional balance) to hedge against rising interest rates.

Hedge accounting is applied after the Company determines that the items to be hedged expose it to interest rate or price risk, designates the instruments as hedges, and assesses whether the instruments reduce the indicated risks through the measurement of changes in the value of the instruments and the items being hedged at both inception and throughout the hedge period. From time to time, interest rate swap agreements, cap agreements and call options are terminated. If the terminated position was accounted for as a hedge, realized gains or losses are deferred and amortized over the remaining lives of the hedged assets or liabilities. Conversely, if the terminated position was not accounted for as a hedge, or if the assets and liabilities that were hedged no longer exist, the position is "marked to market," and realized gains or losses are immediately recognized in income.

The net differential to be paid or received on interest rate swap agreements is recognized as a component of net investment income. The net differential to be paid or received on total return swaps is recognized as a component of separate account income. Premiums paid for interest rate cap agreements are deferred and amortized into net investment income on a straight-line basis over the terms of the agreements. The unamortized premium is included in other invested assets. Amounts earned on interest rate cap agreements are recorded as an adjustment to net investment income. Interest rate swap and cap agreements hedging investments designated as available for sale are adjusted to fair value, with the resulting unrealized gains and losses, net of tax, included in accumulated other comprehensive income. Total return swap agreements hedging certain separate account liabilities are adjusted to fair value, with the resulting unrealized gain/loss, net of tax, included in accumulated other comprehensive income (loss).

Premiums paid on call options are amortized into net investment income over the terms of the contracts. The call options are included in other invested assets and are carried at amortized cost plus intrinsic value, if any, of the call options as of the valuation date. Changes in intrinsic value of the call options are recorded as an adjustment to interest credited to policyholders. Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability. Call options and futures that do not qualify as hedges are carried at fair value; changes in value are immediately recognized in income.

Fee Income

Fees from investment advisory services are recognized as revenues when services are provided. Revenues from fixed and variable annuities and single-premium whole life policies include mortality charges, surrender charges, policy fees, and contract fees and are recognized when earned.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

1. Accounting Policies (continued)

Deferred Policy Acquisition Costs

Deferred policy acquisition costs relate to the costs of acquiring new business, which vary with, and are primarily related to, the production of new annuity business. Such acquisition costs include commissions, costs of policy issuance, and underwriting and selling expenses. These costs are deferred and amortized in relation to the present value of estimated gross profits from mortality, investment spread and expense margins not exceeding ten years for annuities and 25 years for life insurance.

Deferred policy acquisition costs are adjusted for amounts relating to unrealized gains and losses on available for sale fixed-maturity securities. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income. Deferred policy acquisition costs were increased by $43.6 million and $235.7 million at December 31, 2000 and 1999, respectively, relating to this adjustment.

Intangible Assets

Intangible assets consist of goodwill arising from business combinations accounted for as a purchase. Amortization is provided on a straight-line basis ranging from ten to 25 years.

Separate Account Assets and Liabilities

The assets and liabilities resulting from variable annuities, variable life policies and certain separate institutional accounts are segregated in separate accounts. Separate account assets consist principally of investments in mutual funds and fixed maturities and are carried at fair value. Investment income and changes in mutual fund asset values are allocated to the policyholders and, therefore, do not affect the operating results of the Company. The Company earns separate account fees for providing administrative services and bearing the mortality risk related to these contracts. The difference between investment income and interest credited on the institutional accounts is reported as separate account fee income.

As of December 31, 2000 and 1999, the Company also classified $45.7 million and $62.2 million, respectively, of investments in certain mutual funds sponsored by affiliates of the Company as separate account assets.

Policy Liabilities

Policy liabilities consist of deposits received plus credited interest, less accumulated policyholder charges, assessments, and withdrawals related to deferred annuities and single-premium whole life policies. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

1. Accounting Policies (continued)

Income Taxes

Income taxes have been provided using the liability method in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes."

Effective July 18, 1997, due to changes in ownership of Liberty Financial, the Company is no longer included in the consolidated federal income tax return of Liberty Mutual. The Company will be eligible to file a consolidated federal income tax return with Liberty Financial in 2002. In 1998, the Company began filing a consolidated federal income tax return with its life insurance subsidiaries, Independence Life and Keyport Benefit. In 1999, Liberty Advisory Services Corp. ("LASC") and Keyport Financial Services Corp. ("KFSC") began filing consolidated federal and state income tax returns.

The Company and its life insurance subsidiaries have a tax-sharing agreement that allocates income taxes to the Company and its subsidiaries as if each entity were to file separate income tax returns. Tax benefits resulting from losses are paid to the extent such losses are utilized in the consolidated income tax return. LASC and KFSC also have a tax-sharing agreement with the same terms as those outlined above.

Cash Equivalents

Short-term investments having a maturity of three months or less when purchased are classified as cash equivalents.

Recent Accounting Pronouncement

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities." In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133." This statement amended SFAS No. 133 to defer its effective date one year to fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" - an amendment of SFAS No. 133. This statement makes certain changes in the hedging provisions of SFAS No. 133 and is effective concurrent with SFAS No. 133 (collectively hereafter referred to as the "Statement"). The Statement will require the Company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset by the change in fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in earnings. Upon adoption, the Company will be required to record a cumulative effect adjustment to reflect this accounting change.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

1. Accounting Policies (continued)

The Company estimates that the cumulative effect of adopting at January 1, 2001, reported after tax and net of related effects of deferred policy acquisition costs, will decrease net income and stockholder's equity by $55.0 million. The adoption of the Statement may increase volatility in reported income due to the requirement to mark all derivatives to fair value and the definition of an effective hedging relationship under the Statement as opposed to certain hedges the Company believes are effective economic hedges. The Company believes that it will continue to utilize its current risk management philosophy, which includes the use of derivative instruments.

2. Acquisition

On January 2, 1998, the Company acquired the common stock of American Benefit Life Insurance Company, renamed Keyport Benefit Life Insurance Company on March 31, 1998, a New York insurance company, for $7.4 million. The acquisition was accounted for as a purchase and, accordingly, operating results are included in the consolidated financial statements from the date of acquisition. In connection with the acquisition, the Company acquired assets with a fair value of $9.4 million and assumed liabilities of $3.2 million. Subsequent to the acquisition, the Company has made additional capital contributions to Keyport Benefit amounting to $57.5 million.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

3. Investments

Fixed Maturities

The amortized cost, gross unrealized gains and losses, and fair value of fixed-maturity securities are as follows (in thousands):

		Gross	Gross
	Amortized	Unrealized	Unrealized
December 31, 2000	Cost	Gains	Losses	Fair Value

U.S. Treasury securities	$ 40,243	$ 1,711	$ (111)	$ 41,843
Mortgage-backed securities of U.S.
government corporations and
agencies	893,123	16,219	(5,401)	903,941
Debt securities issued by foreign
governments	102,180	632	(265)	102,547
Corporate securities	5,597,632	88,876	(215,877)	5,470,631
Other mortgage-backed securities	2,403,173	74,566	(17,698)	2,460,041
Asset-backed securities	1,683,361	20,716	(21,753)	1,682,324
Senior secured loans	8,807	-	(1,846)	6,961

Total fixed maturities	$10,728,519	$202,720	$(262,951)	$10,668,288

		Gross	Gross
	Amortized	Unrealized	Unrealized
December 31, 1999	Cost	Gains	Losses	Fair Value

U.S. Treasury securities	$ 70,048	$ 4,174	$ (5,010)	$ 69,212
Mortgage-backed securities of U.S.
government corporations and
agencies	1,166,537	15,602	(29,561)	1,152,578
Debt securities issued by foreign
governments	169,396	17,775	(8,966)	178,205
Corporate securities	5,274,388	96,948	(283,305)	5,088,031
Other mortgage-backed securities	2,325,678	21,741	(94,757)	2,252,662
Asset-backed securities	1,794,814	5,905	(67,948)	1,732,771
Senior secured loans	45,542	10	(2,917)	42,635

Total fixed maturities	$10,846,403	$162,155	$(492,464)	$10,516,094

At December 31, 2000 and 1999, gross unrealized gains on equity securities and investments in separate accounts aggregated $13.4 million and $17.5 million, and gross unrealized losses aggregated $7.9 million and $0.9 million, respectively.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

The change in net unrealized investment gains (losses) on securities included in other comprehensive income in 2000, 1999 and 1998 include: gross unrealized gains (losses) on securities of $213.4 million, $(473.9) million and $(182.2) million, respectively, reclassification adjustments for realized investment losses into net income of $45.9 million, $53.5 million and $3.5 million, respectively, and adjustments to deferred policy acquisition costs of $(192.3) million, $302.0 million and $92.5 million, respectively. The above amounts are shown before income tax (benefit) expense of $(67.3) million, $68.5 million and $(30.2) million, respectively. The 2000 and 1999 income tax (benefit) expense recorded in other comprehensive income includes a change in the valuation allowance of $(90.7) million and $109.9 million, respectively, related to unrealized capital losses on available for sale securities.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States government) exceeded ten percent of stockholder's equity at December 31, 2000. At December 31, 2000, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location.

At December 31, 2000, $1.3 billion of fixed maturities were below investment grade.

Contractual Maturities

The amortized cost and fair value of fixed maturities by contractual maturity as of December 31, 2000 are as follows (in thousands):

	Amortized	Fair
December 31, 2000	Cost	Value

Due in one year or less	$ 130,983	$ 127,869
Due after one year through five years	2,138,386	2,134,503
Due after five years through ten years	1,945,246	1,909,597
Due after ten years	1,534,247	1,450,013
	5,748,862	5,621,982
Mortgage and asset-backed securities	4,979,657	5,046,306

	$10,728,519	$10,668,288

Actual maturities may differ because borrowers may have the right to call or prepay obligations.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

Net Investment Income

Net investment income is summarized as follows (in thousands):

Year Ended December 31,	2000	1999	1998

Fixed maturities	$807,884	$814,701	$810,521
Mortgage loans and other invested assets	85,717	28,364	18,238
Policy loans	36,985	36,306	33,251
Equity securities	276	1,513	4,369
Cash and cash equivalents	27,368	20,822	38,269
Gross investment income	958,230	901,706	904,648
Investment expenses	(21,014)	(19,300)	(17,342)
Amortization of options and interest rate caps	(80,408)	(77,190)	(72,080)

Net investment income	$856,808	$805,216	$815,226

As of December 31, 2000 and 1999, the carrying value of nonincome-producing fixed-maturity investments was $24.4 million and $22.6 million, respectively.

Net Realized Investment Gains (Losses)

Net realized investment gains (losses) are summarized as follows (in thousands):

Year Ended December 31,	2000	1999	1998

Fixed maturities available for sale:
Gross gains	$ 35,430	$ 48,066	$ 72,119
Gross losses	(70,474)	(79,825)	(59,730)
Other than temporary declines in value	(16,731)	(18,276)	(28,322)
	(51,775)	(50,035)	(15,933)
Equity securities	-	-	14,754
Investments in separate accounts	4,386	-	93
Other invested assets	1,497	(3,457)	(2,397)
Gross realized investment losses	(45,892)	(53,492)	(3,483)

Amortization adjustments of deferred policy acquisition costs	10,096	11,982	4,268

Net realized investment (losses) gains	$(35,796)	$(41,510)	$ 785

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

4. Derivatives

Outstanding derivatives, shown in notional amounts along with their carrying value and fair value, are as follows (in thousands):

			Assets (Liabilities)
			Carrying	Fair	Carrying
	Notional Amounts		Value	Value	Value	Fair Value
December 31	2000	1999	2000	2000	1999	1999

Interest rate swaps	$2,797,750	$2,917,250	$ (33,450)	$(33,450)	$ 41,405	$ 41,405
Total return swaps	1,031,595	500,000	23,936	23,936	37,778	36,326
Interest rate cap agreements	-	50,000	-	-	-	-
S&P 500 Index call options	-	-	337,712	358,164	701,067	803,144

The interest rate and total return swap agreements expire in 2001 through 2029. The interest rate cap agreement expired in 2000. The S&P 500 call options and futures maturities range from 2001 to 2008.

At December 31, 2000 and 1999, the Company had approximately $111.1 million and $128.7 million, respectively, of unamortized premium in call option contracts.

Fair values for swap and cap agreements are based on current settlement values. The current settlement values are based on quoted market prices and brokerage quotes, which utilize pricing models or formulas using current assumptions. Fair values for call options and futures contracts are based on quoted market prices.

There are risks associated with some of the techniques the Company uses to match its assets and liabilities. The primary risk associated with swap, cap and call option agreements is the risk associated with counterparty nonperformance. The Company believes that the counterparties to its swap, cap and call option agreements are financially responsible and that the counterparty risk associated with these transactions is minimal. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

5. Income Taxes

Income tax expense (benefit) is summarized as follows (in thousands):

	Year ended December 31,
	2000	1999	1998

Current	$ 96,219	$(10,310)	$12,150
Deferred	(29,667)	56,287	40,769
Valuation allowance	(9,424)	0	0

	$ 57,128	$ 45,977	$52,919

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

5. Income Taxes (continued)

A reconciliation of income tax expense, with the expected federal income tax expense computed at the applicable federal income tax rate of 35%, is as follows (in thousands):

	Year ended December 31,
	2000	1999	1998

Expected income tax expense	$ 69,899	$49,223	$56,532
Increase (decrease) in income taxes resulting from:
Nontaxable investment income	(2,704)	(2,111)	(2,152)
Amortization of goodwill	440	440	440
Change in valuation allowance	(9,424)
Other, net	(1,083)	(1,575)	(1,901)

Income tax expense	$ 57,128	$45,977	$52,919

The components of deferred income taxes are as follows (in thousands):

	December 31,
	2000	1999

Deferred tax assets:
Policy liabilities	$ 65,635	$ 85,197
Guaranty fund expense	2,346	2,071
Net operating loss carryforwards	1,108	1,108
Deferred fees	2,433	3,406
Net unrealized capital losses	19,155	109,900
Other	-	183
	90,677	201,865
Valuation allowance	(9,730)	(109,900)
Total deferred tax assets	80,947	91,965

Deferred tax liabilities:
Deferred policy acquisition costs	(160,089)	(231,309)
Excess of book over tax basis of investments	(72,861)	(119,814)
Separate account assets	(2,476)	(5,767)
Deferred loss on interest rate swaps	-	(152)
Other	(7,136)	(2,889)
Total deferred tax liabilities	(242,562)	(359,931)

Net deferred tax liability	$(161,615)	$(267,966)

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

5. Income Taxes (continued)

As of December 31, 2000, the Company had $54.7 million of net unrealized capital losses in its available for sale portfolio. Under federal tax law, utilization of these capital losses, when realized, is limited to use as an offset against past or future capital gains. A valuation allowance is provided when it is more likely than not that deferred tax assets will not be realized. As of December 31, 2000, the $19.1 million deferred tax asset for these unrealized losses has been reduced by a valuation allowance of $9.7 million. The Company released $9.4 million of the valuation allowance through income from operations during 2000 due to capital gain income recognized in 2000. As of December 31, 2000, the Company had approximately $3.2 million of purchased net operating loss carryforwards (relating to the acquisition of Independence Life). Utilization of these net operating loss carryforwards, which expire through 2006, is limited to $1.5 million per year. The Company believes that it will realize the benefit of this item and its remaining deferred tax assets.

Income taxes paid were $51.5 million in 2000 and $21.5 million in 1998, while income taxes refunded were $7.5 million in 1999.

6. Retirement Plans

Keyport employees and certain employees of Liberty Financial are eligible to participate in the Liberty Financial Companies, Inc. Pension Plan (the "Plan"). It is the Company's practice to fund amounts for the Plan sufficient to meet the minimum requirements of the Employee Retirement Income Security Act of 1974. Additional amounts are contributed from time to time when deemed appropriate by the Company. Under the Plan, all employees are vested after five years of service. Benefits are based on years of service, the employee's average pay for the highest five consecutive years during the last ten years of employment and the employee's estimated social security retirement benefit. The Company also has an unfunded nonqualified Supplemental Pension Plan ("Supplemental Plan") collectively with the Plan (the "Plans") to replace benefits lost due to limits imposed on Plan benefits under the Internal Revenue Code. Plan assets consist principally of investments in certain mutual funds sponsored by an affiliated company.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

6. Retirement Plans (continued)

The following table sets forth the Plans' funded status (in thousands):

	December 31,
	2000	1999
Change in benefit obligation
Benefit obligation at beginning of year	$13,830	$15,282
Service cost	734	1,017
Interest cost	1,184	1,065
Actuarial (gain) loss	879	(3,167)
Benefits paid	(353)	(367)

Benefit obligation at end of year	$16,274	$13,830

Change in plan assets
Fair value of plan assets at beginning of year	$ 9,761	$ 8,390
Actual return on plan assets	53	1,377
Employer contribution	376	361
Benefits paid	(353)	(367)

Fair value of plan assets as end of year	$ 9,837	$ 9,761

Projected benefit obligation in excess of the Plans' assets	$ 6,437	$ 4,069
Unrecognized net actuarial gain (loss)	(529)	1,126
Prior service cost not yet recognized in net periodic pension cost	(97)	(115)

Accrued pension cost	$ 5,811	$ 5,080

	Year ended December 31,
	2000	1999	1998

Pension cost consists of:
Service cost benefits earned during the period	$ 734	$1,017	$ 921
Interest cost on projected benefit obligation	1,184	1,065	960
Expected return on Plan assets	(829)	(724)	(610)
Net amortization and deferred amounts	18	143	53

Total net periodic pension cost	$1,107	$1,501	$1,324

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

6. Retirement Plans (continued)

The assumptions used to develop the accrued pension obligation and pension cost are as follows:

	2000	1999	1998

Discount rate	7.75%	7.75%	6.75%
Rate of increase in compensation level	4.50	4.50	4.75
Expected long-term rate of return on assets	9.00	9.00	9.00

The Company provides various other funded and unfunded defined contribution plans, which include savings and investment plans and supplemental savings plans. Expenses related to these defined contribution plans totaled $.9 million in 2000, 1999 and 1998.

7. Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of the Company's financial instruments. The aggregate fair-value amounts presented herein do not necessarily represent the underlying value of the Company, and, accordingly, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair-value information presented herein.

The following methods and assumptions were used by the Company in determining estimated fair value of financial instruments:

Fixed maturities and equity securities: Fair values for fixed-maturity securities are based on quoted market prices, where available. For fixed maturities not actively traded, the fair values are determined using values from independent pricing services, or, in the case of private placements, are determined by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the securities. The fair values for equity securities are based on quoted market prices.

Mortgage loans: The fair value of mortgage loans is determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Policy loans: The carrying value of policy loans approximates fair value.

Other invested assets: With the exception of call options, the carrying value for assets classified as other invested assets in the accompanying consolidated balance sheet approximates their fair value. Fair values for call options are based on market prices quoted by the counterparty to the respective call option contract.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

7. Fair Value of Financial Instruments (continued)

Cash and cash equivalents: The carrying value of cash and cash equivalents approximates fair value.

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which includes surrender charges.

Policy liabilities: Deferred annuity contracts are assigned fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of the future cash flows at current pricing rates.

The fair values and carrying values of the Company's financial instruments are as follows (in thousands):

	December 31,		December 31,
	2000		1999
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets:
Fixed-maturity securities	$10,668,288	$10,668,288	$10,516,094	$10,516,094
Equity securities	76,427	76,427	37,933	37,933
Mortgage loans	9,433	10,496	12,125	13,492
Policy loans	620,824	620,824	599,478	599,478
Other invested assets	783,043	808,495	882,318	984,395
Cash and cash equivalents	1,728,279	1,728,279	1,075,903	1,075,903
Separate accounts	4,212,488	4,212,488	3,363,140	3,363,140
Liabilities:
Policy liabilities	9,850,915	9,460,316	10,015,123	9,306,813
Separate accounts	4,166,787	4,166,787	3,300,968	3,300,968

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

8. Quarterly Financial Data (Unaudited)

The following is a tabulation of the unaudited quarterly results of operations (in thousands):

		2000 Quarters
	March 31	June 30	September 30	December 31

Net investment income, including
distributions from private equity
limited partnerships	$204,724	$215,224	$212,896	$223,964
Interest credited to policyholders	127,289	133,226	135,758	143,370
Investment spread	77,435	81,998	77,138	80,594
Net realized investment losses	(7,708)	(9,570)	(12,358)	(6,160)
Net change in unrealized and
undistributed gains in private equity
limited partnerships	14,983	7,462	5,895	3,264
Fee income	18,162	19,433	20,816	21,247
Pretax income	58,397	49,105	46,371	45,840
Net income	38,150	32,524	36,614	35,297

		1999 Quarters
	March 31	June 30	September 30	December 31

Net investment income	$204,925	$195,730	$196,724	$207,837
Interest credited to policyholders	134,778	129,409	131,301	131,086
Investment spread	70,147	66,321	65,423	76,751
Net realized investment gains (losses)	(3,094)	(11,357)	(12,331)	(14,728)
Fee income	12,084	14,673	15,962	17,427
Pretax income	39,899	31,887	31,449	37,401
Net income	26,005	20,786	22,129	25,739

The Company has restated its first and second quarter results of operations and related unaudited quarterly financial statements to reflect the after-tax net change in unrealized and undistributed gains in private equity limited partnerships. The net increase in net income resulting from such changes was $9.7 million for the quarter ended March 31, 2000 and $4.9 million for the quarter ended June 30, 2000. The corresponding amounts in 1999 were insignificant.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

9. Statutory Information

The Company's primary insurance company, Keyport Life Insurance Company, is domiciled in the State of Rhode Island and prepares its statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the State of Rhode Island Insurance Department. Statutory surplus and capital and statutory net (loss) income differ from stockholder's equity and net income reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions and income tax expense reflects only taxes paid or currently payable. The Company's statutory surplus and net income (loss) are as follows (in thousands):

	Year ended December 31,
	2000	1999	1998

Statutory surplus and capital	$805,235	$877,821	$790,935
Statutory net (loss) income	(5,877)	116,289	98,894

10. Transactions with Affiliated Companies

The Company reimbursed Liberty Financial and certain affiliates for expenses incurred on its behalf for the years ended December 31, 2000, 1999 and 1998. These reimbursements included corporate, general and administrative expenses, corporate overhead, such as executive and legal support, and investment management services. The total amounts reimbursed were $7.5 million, $7.7 million and $7.1 million for the years ended December 31, 2000, 1999 and 1998, respectively. In addition, certain affiliated companies distribute the Company's products and were paid $39.4 million, $18.3 million and $10.0 million by the Company for the years ended December 31, 2000, 1999 and 1998, respectively.

The Company is contingently liable for certain structured settlement payments being made under single-premium immediate annuities issued by Liberty Life Assurance Company. The Company is also party to guaranty agreements with its subsidiaries, Independence Life and Keyport Benefit, whereby it guarantees obligations for certain insurance polices or annuity contracts.

Dividend payments to Liberty Financial from the Company are governed by insurance laws that restrict the maximum amount of dividends that may be paid without prior approval of the State of Rhode Island Insurance Department. As of December 31, 2000, the maximum amount of dividends (based on statutory surplus and statutory net gains from operations) which may be paid by Keyport without such approval was approximately $51.3 million.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

11. Commitments and Contingencies

Leases

The Company leases data processing equipment, furniture and certain office facilities from others under operating leases expiring in various years through 2008. Rental expense (in thousands) amounted to $6,536, $5,850 and $4,721 for the years ended December 31, 2000 1999 and 1998, respectively. The following are the minimum future rental payments under noncancelable operating leases having remaining terms in excess of one year at December 31, 2000 (in thousands):

Year	Payments

2001	$7,184
2002	6,697
2003	5,745
2004	4,341
2005	4,258
Thereafter	8,688

Legal Matters

The Company is involved at various times in litigation common to its business. In the opinion of management, provisions made for potential losses are adequate, and the resolution of any such litigation is not expected to have a material adverse effect on the Company's financial condition or its results of operations.

Regulatory Matters

Under existing guaranty fund laws in all states, insurers licensed to do business in those states can be assessed for certain obligations of insolvent insurance companies to policyholders and claimants. The actual amount of such assessments will depend upon the final outcome of rehabilitation proceedings and will be paid over several years. At December 31, 2000 and 1999, the reserve for such assessments was $6.7 million and $5.9 million, respectively.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

11. Commitments and Contingencies (continued)

Other

On November 1, 2000, Liberty Financial announced that it has retained an investment banking firm to review its strategic alternatives, including a possible sale of the Company. To help retain its employees during this strategic review, the Company implemented a special compensation plan that provides cash retention bonuses to substantially all employees. The Company recorded a $2.0 million charge in 2000 relating to this plan. The retention bonuses are generally based on employees' base salary and/or target incentive compensation amounts, except for sales personnel, where retention bonuses are based on sales. The estimated maximum cost of the retention bonuses, assuming all covered employees remain with the Company, is approximately $28.0 million, with fifty percent payable on November 1, 2001 and the remainder payable on April 1, 2002. In the event of a change of control of the Company that occurs prior to November 1, 2001, the payments would be accelerated and the retention bonus amount would be reduced, subject to a minimum. The estimated minimum retention bonus is approximately $17.0 million and would be recognized if a change of control occurs as of May 14, 2001. The amount of the retention bonus increases from the minimum on May 14, 2001 to the maximum on October 31, 2001. In calculating the 2000 expense of $2.0 million, a turnover rate of 15% was assumed.


PART C

Item 24. Financial Statements and Exhibits

	(a)	Financial Statements:
Included in Part B:
Variable Account A:
Statement of Assets and Liabilities - December 31, 2000
Statement of Operations and Changes in Net Assets for the years ended December 31, 2000 and 1999
Notes to Financial Statements
Keyport Life Insurance Company:
Consolidated Balance Sheet - December 31, 2000 and 1999
Consolidated Income Statement for the years ended December 31, 2000, 1999 and 1998
Consolidated Statement of Stockholder's Equity for the years ended December 31, 2000, 1999 and 1998
Consolidated Statement of Cash Flows for the years ended December 31, 2000, 1999 and 1998
Notes to Consolidated Financial Statements
	(b)	Exhibits:

*	(1)	Resolution of the Board of Directors establishing Variable Account A

	(2)	Not applicable

*	(3a)	Principal Underwriter's Agreement

*	(3b)	Specimen Agreement between Principal Underwriter and Dealer

*	(4a)	Form of Group Variable Annuity Contract of Keyport Life Insurance Company

*	(4b)	Form of Variable Annuity Certificate of Keyport Life Insurance Company

*	(4c)	Form of Tax-Sheltered Annuity Endorsement

*	(4d)	Form of Individual Retirement Annuity Endorsement

*	(4e)	Form of Corporate/Keogh 401(a) Plan Endorsement

***	(4f)	Specimen Group Variable Annuity Contract of Keyport Life Insurance Company

***	(4g)	Specimen Variable Annuity Certificate of Keyport Life Insurance Company

****	(4h)	Form of Individual Variable Annuity Contract of Keyport Life Insurance Company

****	(4i)	Specimen Individual Variable Annuity Contract of Keyport Life Insurance Company

****	(4j)	Specimen Group Exchange Program Endorsement

****	(4k)	Specimen Individual Exchange Program Endorsement
+++	(4l)	Specimen Optional Enhanced Death Benefit Rider

+++	(4m)	Specimen Optional Minimum Income Benefit Rider
*	(5a)	Form of Application for a Group Variable Annuity Contract

*	(5b)	Form of Application for a Group Variable Annuity Certificate

*	(6a)	Articles of Incorporation of Keyport Life Insurance Company

*	(6b)	By-Laws of Keyport Life Insurance Company

	(7)	Not applicable

**	(8a)	Form of Participation Agreement
+++	(8b)	Participation Agreement Among Alliance Variable Products Series Fund, Inc., Alliance Fund Distributors, Inc., Alliance Capital Management L.P., and Keyport Life Insurance Company

++	(8c)	Participation Agreement By and Among AIM Variable Insurance Funds, Inc., Keyport Life Insurance Company, on Behalf of Itself and its Separate Accounts, and Keyport Financial Services Corp.

+++	(8d)	Participation Agreement Among Templeton Variable Products Series Fund, Franklin Templeton Distributors, Inc. and Keyport Life Insurance Company

+	(8e)

Amended and Restated Participation Agreement By and Among Keyport Variable Investment Trust, Keyport Financial Services Corp., Keyport Life Insurance Company and Liberty Life Assurance Company of Boston

++	(8f)

Amended and Restated Participation Agreement By and Among SteinRoe Variable Investment Trust, Keyport Financial Services Corp., Keyport Life Insurance Company and Liberty Life Assurance Company of Boston

***	(8g)	Participation Agreement Among MFS Variable Insurance Trust, Keyport Life Insurance Company, and Massachusetts Financial Services Corp.
#	(8h)	Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Keyport Life Insurance Company

#	(8i)	Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and Keyport Life Insurance Company

#	(8j)	Participation Agreement Among Rydex Variable Trust, PADCO Financial Services, Inc. and Keyport Life Insurance Company

##	(8k)	Participation Agreement Among Wanger Advisors Funds, Wanger Asset Management LP and Keyport Life Insurance Company
++++	(9)	Opinion and Consent of Counsel
	(10)	Consent of Independent Auditors
	(11)	Not applicable

	(12)	Not applicable
####	(13)	Schedule for Computations of Performance Quotations

###	(15)	Chart of Affiliations

++++	(16)	Powers of Attorney

*	Incorporated by reference to Registration Statement (File No. 333-1043) filed on or about February 16, 1996.

**	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement (File No. 333-1043) filed on or about August 22, 1996.

***	Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-1043) filed on or about October 18, 1996.

****	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement (File No. 333-1043) filed on or about July 30, 1997.
+

Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 of Variable Account J of Liberty Life Assurance Company of Boston (Files No. 333-29811; 811-08269) filed on or about July 17, 1997.

++	Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement (File No. 333-1043) filed on or about May 8, 1998.

+++	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement (File No. 333-75729) filed on or about June 16, 1999.

++++	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement (File No. 333-84701) filed on or about December 10, 1999.

#	Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement (File No. 333-1043) filed on or about May 30, 2000.

##	Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement (File No. 333-1043) filed on or about October 16, 2000.

###	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement (File No. 333-84701) filed on or about November 15, 2000.

####	To be filed by amendment.


Item 25. Directors and Officers of the Depositor.
Name and Principal	Positions and Offices
Business Address*	with Depositor

Frederick Lippitt	Director
The Providence Plan
740 Hospital Trust Building
15 Westminster Street
Providence, RI 02903

Mr. Robert C. Nyman	Director
12 Cooke Street
Providence, RI 02906-2006

Philip K. Polkinghorn	Director and President

Paul H. LeFevre, Jr.	Chief Operating Officer

Bernard R. Beckerlegge	Senior Vice President and General Counsel

William Hayward	Senior Vice President - Administration and Information Services

Bernhard M. Koch	Senior Vice President and Chief Financial Officer

Stewart R. Morrison	Senior Vice President and Chief Investment Officer
Garth A. Bernard	Vice President

Daniel C. Bryant	Vice President and Assistant Secretary

Clifford O. Calderwood	Vice President

James P. Greaton	Vice President and Corporate Actuary

James J. Klopper	Vice President and Secretary

Leslie J. Laputz	Vice President

Kenneth M. LeClair	Vice President

Jeffrey J. Lobo	Vice President - Risk Management
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Thomas P. O'Grady	Vice President

Jeffery J. Whitehead	Vice President and Treasurer

Ellen L. Wike	Vice President
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Jane P. Wolak	Vice President
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Daniel T. H. Yin	Vice President - Investments

Nancy C. Atherton	Assistant Vice President

John G. Bonvouloir	Assistant Vice President

Paul R. Coady	Assistant Vice President
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Stephen Cross	Assistant Vice President and Controller
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Kathleen P. Daly	Assistant Vice President

Steven M. Dionisi	Assistant Vice President

Alan R. Downey	Assistant Vice President

Gerald L. Fougere	Assistant Vice President
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Brian P. Kane	Assistant Vice President
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Gregory L. Lapsley	Assistant Vice President
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Kevin F. Leavey	Assistant Vice President
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Diane H. Pursley	Assistant Vice President

Richard D. Ribeiro	Assistant Vice President

Daniel T. Smyth	Assistant Vice President

Donald A. Truman	Assistant Vice President and Assistant Secretary

Christopher J. Vellante	Assistant Vice President
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Frederick Lippitt	Assistant Secretary

*125 High Street, Boston, Massachusetts 02110, unless noted otherwise.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

The Depositor controls the Registrant, KMA Variable Account, Keyport 401 Variable Account, Keyport Variable Account I, and Keyport Variable Account II, under the provisions of Rhode Island law governing the establishment of these separate accounts of the Company.

The Depositor controls Liberty Advisory Services Corp. ("LASC"), a Massachusetts corporation functioning as an investment adviser, through LASC's 100% stock ownership. LASC files separate financial statements.

The Depositor controls Keyport Financial Services Corp. ("KFSC"), a Massachusetts corporation functioning as a broker/dealer of securities, through LASC's 100% stock ownership. KFSC files separate financial statements.

The Depositor controls Independence Life and Annuity Company ("Independence Life"), a Rhode Island corporation functioning as a life insurance company, through 100% stock ownership. Independence Life files separate financial statements.

The Depositor controls Keyport Benefit Life Insurance Company ("Keyport Benefit"), a New York corporation functioning as a life insurance company, through 100% stock ownership. Keyport Benefit files separate financial statements.

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The chart for the affiliations of the Depositor is incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement (File No. 333-84701) filed on or about November 15, 2000.

Item 27. Number of Contract Owners.

As of March 31, 2001, there were 1,957 qualified contract owners and 2,745 non-qualified contract owners.

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Item 28. Indemnification.

Directors and officers of the Depositor and the principal underwriter are covered persons under Directors and Officers/Errors and Omissions liability insurance policies issued by ICI Mutual Insurance Company, Federal Insurance Company, Firemen's Fund Insurance Company, CNA and Lumberman's Mutual Casualty Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors and officers under such insurance policies, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in the successful defense of any action, suit or proceeding) is asserted by such director or officer in connection with the variable annuity contracts, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

Keyport Financial Services Corp. (KFSC) is principal underwriter of the variable annuity and variable life insurance contracts. KFSC is the principal underwriter for Variable Account A of Keyport Life Insurance Company. KFSC is also principal underwriter for Variable Account J and Variable Account K of Liberty Life Assurance Company of Boston; for Variable Account A of Keyport Benefit Life Insurance Company; for the KMA Variable Account and Keyport Variable Account-I of Keyport Life Insurance Company; and for the Independence Variable Annuity Separate Account and Independence Variable Life Separate Account of Independence Life and Annuity Acccount. KFSC receives no compensation for its services.

The directors and officers of Keyport Financial Services Corp. are:
Name and Principal	Position and Offices
Business Address*	with Underwriter

Paul T. Holman	Director and Assistant Clerk

James J. Klopper	Director, President and Clerk
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Daniel C. Bryant	Director and Vice President
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Rogelio P. Japlit	Treasurer

Donald A. Truman	Assistant Clerk

*125 High Street, Boston, Massachusetts 02110.

Item 30. Location of Accounts and Records.

Keyport Life Insurance Company, 125 High Street, Boston, Massachusetts 02110.

Item 31. Management Services.

Not applicable.

Item 32. Undertakings.

(a) Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Representation

Depositor represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor. Further, this representation applies to each form of the contract described in a prospectus and statement of additional information included in this registration statement.

SIGNATURES

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SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the City of Boston and State of Massachusetts, on this 23rd day of April, 2001.

Variable Account A
(Registrant)

		BY:	Keyport Life Insurance Company
(Depositor)

		BY:	/s/ Philip K.Polkinghorn*
Philip K. Polkinghorn
President

*BY:	/s/ James J. Klopper	April 23, 2001
	James J. Klopper	Date
Attorney-in-Fact

* James J. Klopper has signed this document on the indicated date on behalf of Mr. Polkinghorn pursuant to power of attorney duly executed by him and included as part of Exhibit 16 in Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 filed on or about December 10, 1999 (File No. 333-84701; 811-7543).

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Frederick Lippitt*	/s/ Philip K. Polkinghorn*
Frederick Lippitt	Philip K. Polkinghorn
Director	President
(Principal Executive Officer)

/s/ Robert C. Nyman*	/s/ Bernhard M. Koch*
Robert C. Nyman	Bernhard M. Koch
Director	Senior Vice President
(Chief Financial Officer)

/s/ Philip K. Polkinghorn
Philip K. Polkinghorn
Director

*BY:	/s/ James J. Klopper	April 23, 2001
	James J. Klopper	Date
Attorney-in-Fact

* James J. Klopper has signed this document on the indicated date on behalf of each of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement (File Nos. 333-84701; 811-7543) filed on or about December 10, 1999.

EXHIBIT INDEX

Item		Page

(10)	Consent of Independent Auditors

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